FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-09

August 6, 2014

FREE WRITING PROSPECTUS
STRUCTURAL AND COLLATERAL TERM SHEET
$1,174,162,570
(Approximate Total Mortgage Pool Balance)

$1,020,053,000
(Approximate Offered Certificates)

COMM 2014-CCRE19

Deutsche Mortgage & Asset Receiving Corporation Depositor

Cantor Commercial Real Estate Lending, L.P. German American Capital Corporation Ladder Capital Finance LLC Natixis Real Estate Capital LLC Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

Natixis Securities Americas LLC Citigroup	CastleOak Securities, L.P. KeyBanc Capital Markets

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated August 6, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. Cantor Fitzgerald & Co.

Co-Managers:	Natixis Securities Americas LLC, CastleOak Securities, L.P., Citigroup Global Markets Inc., KeyBanc Capital Markets Inc.

Mortgage Loan Sellers:
Cantor Commercial Real Estate Lending, L.P. (“CCRE”) (44.4%), German American Capital Corporation* (“GACC”) (25.0%), Ladder Capital Finance LLC (“LCF”) (23.5%) and Natixis Real Estate Capital LLC (“Natixis”) (7.1%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association

Trustee:	Wells Fargo Bank, National Association

Certificate Administrator:	Wells Fargo Bank, National Association

Rating Agencies:	Moody’s Investor Services, Inc., Fitch Ratings, Inc. and Kroll Bond Rating Agency, Inc.

Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in September 2014.

Distribution Date:	4th business day following the Determination Date in each month, commencing in September 2014.

Cut-off Date:	Payment Date in August 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.

Settlement Date:	On or about August 21, 2014

Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.

ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.

SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.

Day Count:	30/360

Tax Treatment:	REMIC

Rated Final Distribution Date:	August 2047

Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.

Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
Cantor Commercial Real Estate Lending, L.P.	34	40	$520,863,103	44.4%
German American Capital Corporation	12	12	$293,993,094	25.0%
Ladder Capital Finance LLC	17	26	$276,091,772	23.5%
Natixis Real Estate Capital LLC	6	7	$83,214,601	7.1%
Total:	69	85	$1,174,162,570	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,174,162,570
Number of Mortgage Loans:	69
Number of Mortgaged Properties:	85
Average Mortgage Loan Cut-off Date Balance:	$17,016,849
Average Mortgaged Property Cut-off Date Balance:	$13,813,677
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	111
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	110
Weighted Average Mortgage Loan Seasoning (months):	0
% of Mortgaged Properties Leased to a Single Tenant:	13.1%
Credit Statistics:
Weighted Average Mortgage Loan U/W NCF DSCR:	1.72x
Weighted Average Mortgage Loan Cut-off Date LTV(1):	65.5%
Weighted Average Mortgage Loan Maturity Date LTV(1):	56.2%
Weighted Average U/W NOI Debt Yield:	11.3%
Amortization Overview:
% Mortgage Loans with Amortization for Full Term:	49.7%
% Mortgage Loans with Partial Interest Only:	39.6%
% Mortgage Loans with Full Interest Only(2):	10.7%
Weighted Average Original Amortization Term (months)(3):	350
Weighted Average Remaining Amortization Term (months)(3):	350
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	82.9%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(4):	83.6%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	58.9%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(5):	74.9%
% Mortgage Loans with Upfront Engineering Reserves:	35.3%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	58.4%
% Mortgage Loans with In Place Hard Lockboxes:	61.0%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 0.95x:	74.3%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	95.3%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	4.7%

(1)
With respect to the Riverfront Towers loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $68.225 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 73.1% and 63.1%, respectively. With respect to the Holiday Inn Resort Lake Buena Vista loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $50.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 63.0% and 52.5%, respectively. With respect to the Castaways loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on an appraised value of $37.2 million, which includes 28 cottage sites and 8 rental trailers. Net of the value of the 28 cottage sites and 8 rental trailers, the “As-is” appraised value is $35.6 million and the corresponding Cut-off Date LTV and Maturity Date LTV is 63.6% and 51.6%, respectively. With respect to the Reserve at Twin Oaks loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $13.1 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 76.0% and 69.4%, respectively. With respect to the Holiday Inn Palm Beach Airport loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Complete” appraised value of $18.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 66.7% and 62.6%, respectively. With respect to the Jellystone of Birchwood Acres loan, the Cut-off Date LTV and Maturity Date LTV have been calculated have been calculated based on an appraised value of $6.6 million, which includes 38 lodge rentals and 10 rental trailers. Net of the value of the 38 lodge rentals and 10 rental trailers, the “As-is” appraised value is $6.45 million and the corresponding Cut-off Date LTV and Maturity Date LTV is 65.1% and 52.8%, respectively.

(2)	Interest only through the maturity date or ARD.
(3)	Excludes loans which are interest only for the full loan term.
(4)	Includes FF&E Reserves.
(5)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$69,931,000	30.000%(6)	2.78	1 - 59	45.8%	16.1%
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$168,679,000	30.000%(6)	4.96	59 - 60	45.8%	16.1%
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$15,824,000	30.000%(6)	6.89	83 - 83	45.8%	16.1%
Class A-SB	Aaa(sf) / AAAsf / AAA(sf)	$94,344,000	30.000%(6)	7.51	60 - 118	45.8%	16.1%
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$190,000,000	30.000%(6)	9.88	118 - 119	45.8%	16.1%
Class A-5	Aaa(sf) / AAAsf / AAA(sf)	$283,135,000	30.000%(6)	9.93	119 - 120	45.8%	16.1%
Class X-A(7)	NR / AAAsf / AAA(sf)	$911,443,000(8)	N/A	N/A	N/A	N/A	N/A
Class A-M(9)	NR / AAAsf / AAA(sf)	$89,530,000(10)	22.375%	9.97	120 - 120	50.8%	14.6%
Class B(9)	NR / AA-sf / AA-(sf)	$55,773,000(10)	17.625%	9.97	120 - 120	54.0%	13.7%
Class PEZ(9)	NR / A-sf / A-(sf)	$198,140,000(10)	13.125%(6)	9.97	120 - 120	56.9%	13.0%
Class C(9)	NR / A-sf / A-(sf)	$52,837,000(10)	13.125%(6)	9.97	120 - 120	56.9%	13.0%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Moody’s/Fitch/KBRA)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	NR / A-sf / AAA(sf)	$108,610,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	NR / NR / BB-(sf)	$36,693,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	NR / NR / NR	$52,837,569(8)	N/A	N/A	N/A	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$64,579,000	7.625%	9.97	120 - 120	60.5%	12.2%
Class E	NR / BBsf / BB(sf)	$23,483,000	5.625%	9.97	120 - 120	61.8%	12.0%
Class F	NR / NR / BB-(sf)	$13,210,000	4.500%	9.97	120 - 120	62.6%	11.8%
Class G	NR / NR / B(sf)	$13,209,000	3.375%	9.97	120 - 120	63.3%	11.7%
Class H	NR / NR / NR	$39,628,569	0.000%	9.97	120 - 120	65.5%	11.3%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates. The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amounts of the Class X-A, Class X-B, Class X-C and Class X-D Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C or Class X-D Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the closing date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $52,837,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E and Class F Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class G and Class H Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
SUMMARY OF THE CERTIFICATES

(8)
The Class X-A, Class X-B, Class X-C and Class X-D Certificates (the “Class X Certificates”) will not have Certificate Balances.  None of the Class X-A, Class X-B, Class X-C and Class X-D Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each the Class B and Class C Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E and Class F Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class G and Class H Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $89,530,000, $55,773,000 and $52,837,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity or ARD(Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	GACC	The Falls	Multifamily	$8,400,000	59	75.0%	1.30x	9.2%
A-1/A-2	LCF	Holiday Inn Palm Beach Airport	Hospitality	$8,000,000	59	44.4%	1.68x	14.0%
A-1/A-2	CCRE	Autumn Chase Apartments	Multifamily	$3,559,057	59	72.9%	1.44x	10.8%
A-2/A-SB	GACC	Park at Siena	Multifamily	$58,500,000	60	68.7%	1.49x	8.9%
A-2/A-SB	GACC	Post Ranch Inn	Hospitality	$50,000,000	60	48.7%	3.46x	15.2%
A-2/A-SB	LCF	MHP Portfolio	Manufactured Housing Community	$28,585,000	60	78.5%	1.31x	9.0%
A-2/A-SB	LCF	Kjellberg MHP	Manufactured Housing Community	$10,300,000	60	72.4%	1.33x	8.6%
A-2/A-SB	CCRE	Rozzelle Crossing	Retail	$6,800,000	60	74.7%	1.42x	9.7%
A-SB/A-3	CCRE	Doubletree Emily Morgan	Hospitality	$17,500,000	83	72.0%	1.41x	10.0%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations - Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A-M trust component, Class B trust component, Class C trust component and the Certificate Balances of the Class D through Class H Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-SB Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C and Class X-D Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and the Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X-B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B and Class C Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E and Class F Certificates; and (iv) the notional amount of the Class X-D Certificates will be reduced by the principal distributions and realized losses allocated to the Class G and Class H Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class X-B, Class X-C and Class X-D Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates, respectively. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B, and Class C Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E and Class F Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class G and Class H Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4 and Class A-5 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5 and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.
Control Rights and Directing Holder:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

It is expected that Eightfold Real Estate Capital Fund III, L.P. or its affiliate will be the initial Directing Holder with respect to each Mortgage Loan.

Control Eligible Certificates:	Class E, Class F, Class G and Class H.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an aggregate Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the initial Certificate Balance of such Class.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the pooling and servicing for this securitization (the “Pooling and Servicing Agreement”) other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:

If a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorum or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

Cap on Workout and Liquidation Fees:

The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
STRUCTURE OVERVIEW

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances

Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD(2)
$2,000,000	-	$4,999,999	14	$48,037,934	4.1%	4.9127%	115	1.52x	68.4%	57.2%
$5,000,000	-	$9,999,999	21	$156,460,050	13.3%	4.7566%	111	1.62x	66.1%	54.9%
$10,000,000	-	$14,999,999	7	$90,042,502	7.7%	4.5654%	112	1.65x	64.6%	55.3%
$15,000,000	-	$24,999,999	10	$196,420,382	16.7%	4.8829%	116	1.62x	66.9%	57.4%
$25,000,000	-	$49,999,999	12	$373,560,000	31.8%	4.7767%	115	1.48x	69.9%	59.7%
$50,000,000	-	$77,500,000	5	$309,641,702	26.4%	4.6289%	99	2.17x	58.9%	52.0%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Distribution of Mortgage Rates

Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
						Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD (2)
3.8000%	-	3.9999%	2	$64,979,408	5.5%	3.8115%	74	3.20x	45.9%	44.1%
4.0000%	-	4.4999%	10	$257,475,000	21.9%	4.3501%	106	1.51x	69.1%	62.7%
4.5000%	-	4.9999%	42	$624,068,241	53.2%	4.7512%	116	1.52x	69.2%	58.2%
5.0000%	-	5.9230%	15	$227,639,921	19.4%	5.4265%	109	2.08x	57.0%	46.9%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Property Type Distribution(3)

Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads, Beds, NRA or Acres	Weighted Averages
					Cut-off Date Balance per Unit/Room/Pad Bed/NRA/Acres	Mortgage Rate	Stated Remaining Term (Mos.)(1)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD (2)
Office	15	$312,449,436	26.6%	2,250,242	$190	4.8922%	120	97.2%	1.41x	68.8%	55.8%
Suburban	8	$189,064,436	16.1%	1,557,967	$175	4.8314%	120	97.8%	1.33x	68.6%	55.1%
Medical	6	$91,385,000	7.8%	386,904	$250	5.0693%	120	98.9%	1.56x	68.2%	56.5%
CBD	1	$32,000,000	2.7%	305,371	$105	4.7460%	120	88.7%	1.42x	71.9%	58.6%
Hospitality	16	$243,942,658	20.8%	2,170	$366,349	4.6423%	103	79.4%	2.10x	60.4%	51.8%
Full Service	8	$148,743,235	12.7%	1,484	$503,062	4.5386%	92	78.3%	2.36x	56.6%	49.7%
Limited Service	8	$95,199,423	8.1%	686	$152,744	4.8043%	120	81.2%	1.69x	66.3%	54.9%
Multifamily	16	$201,478,578	17.2%	3,517	$63,976	4.6033%	99	95.4%	1.42x	71.1%	63.0%
Garden	12	$116,173,578	9.9%	2,397	$53,599	4.4666%	83	94.5%	1.51x	70.5%	63.2%
High Rise	1	$48,750,000	4.2%	554	$87,996	4.9400%	120	95.5%	1.24x	71.5%	61.7%
Student Housing	1	$27,225,000	2.3%	438	$62,158	4.6250%	120	99.5%	1.35x	74.4%	65.3%
Mid Rise	1	$7,150,000	0.6%	100	$71,500	4.4400%	119	94.0%	1.46x	66.5%	60.8%
Low Rise	1	$2,180,000	0.2%	28	$77,857	4.6200%	118	100.0%	1.58x	65.1%	59.7%
Retail	11	$187,370,216	16.0%	971,594	$616	4.4709%	118	90.9%	1.47x	70.5%	62.2%
Anchored(4)	8	$166,175,000	14.2%	850,162	$664	4.4621%	117	91.0%	1.44x	71.2%	62.9%
Unanchored	3	$21,195,216	1.8%	121,432	$239	4.5399%	119	90.0%	1.75x	64.8%	55.9%
Mixed Use	6	$105,677,233	9.0%	241,059	$2,627	5.0449%	119	99.1%	2.94x	42.9%	37.5%
Event Space/Office/Retail	1	$38,649,669	3.3%	71,308	$542	5.6733%	119	100.0%	3.71x	33.1%	27.4%
Office/Retail	2	$28,675,000	2.4%	63,812	$491	4.3659%	119	100.0%	1.77x	64.6%	61.6%
Event Space/Retail	1	$21,292,033	1.8%	81,145	$262	5.6733%	119	100.0%	3.71x	33.1%	27.4%
Retail/Multifamily/Garage	1	$14,979,408	1.3%	24,775	$605	3.8500%	119	94.4%	2.35x	36.5%	28.9%
Multifamily/Retail	1	$2,081,123	0.2%	19	$109,533	4.9000%	119	94.7%	1.32x	71.8%	60.4%
Manufactured Housing Community	14	$84,135,000	7.2%	3,357	$33,905	4.9243%	92	73.1%	1.52x	71.6%	63.4%
Industrial	2	$22,236,088	1.9%	317,724	$142	4.7061%	119	100.0%	1.75x	68.5%	63.6%
Self Storage	4	$10,378,120	0.9%	215,507	$52	4.9457%	119	87.7%	1.43x	72.7%	59.7%
Other	1	$6,495,241	0.6%	178	$36,490	5.9230%	119	0.0%	1.78x	46.4%	35.9%
Total/Weighted Average	85	$1,174,162,570	100.0%			4.7422%	110	90.6%	1.72x	65.5%	56.2%

Geographic Distribution(3)

State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Weighted Averages
				Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD (2)
California	11	$230,490,216	19.6%	4.5219%	107	1.92x	62.3%	53.5%
Northern(5)	8	$134,195,000	11.4%	4.3290%	97	2.33x	58.7%	52.6%
Southern(5)	3	$96,295,216	8.2%	4.7908%	120	1.36x	67.2%	54.8%
New York	7	$155,521,110	13.2%	4.9385%	119	2.42x	51.6%	45.3%
New York City	4	$114,421,110	9.7%	5.0089%	119	2.76x	44.8%	40.9%
Remaining New York State	3	$41,100,000	3.5%	4.7428%	120	1.48x	70.6%	57.7%
Florida	7	$116,943,647	10.0%	4.4413%	85	1.75x	64.7%	57.6%
Georgia	4	$109,700,000	9.3%	4.5220%	120	1.49x	72.6%	64.4%
Michigan	3	$81,950,000	7.0%	4.7996%	120	1.37x	71.7%	60.4%
Maryland	6	$77,080,000	6.6%	4.5198%	119	1.55x	68.7%	58.3%
Other	47	$402,477,598	34.3%	4.9708%	109	1.49x	69.1%	58.0%
Total/Weighted Average	85	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(2)

						Weighted Averages
Range of Cut-Off LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity or ARD(2)
33.1%	-	54.9%	7	$166,132,580	14.1%	4.8651%	98	3.03x	41.5%	36.4%
55.0%	-	59.9%	6	$61,619,526	5.2%	4.6833%	119	2.10x	57.7%	45.1%
60.0%	-	64.9%	8	$101,792,109	8.7%	4.9235%	120	1.59x	62.2%	48.1%
65.0%	-	69.9%	15	$339,831,741	28.9%	4.6648%	109	1.46x	67.6%	58.6%
70.0%	-	74.9%	26	$410,451,614	35.0%	4.6622%	115	1.43x	73.0%	62.7%
75.0%	-	78.5%	7	$94,335,000	8.0%	4.9954%	96	1.46x	76.4%	70.1%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Distribution of LTV Ratios at Maturity(2)

						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD
23.5%	-	49.9%	17	$287,257,647	24.5%	4.8336%	107	2.52x	49.2%	39.8%
50.0%	-	54.9%	9	$171,413,309	14.6%	4.8645%	120	1.45x	66.5%	53.6%
55.0%	-	59.9%	13	$168,901,612	14.4%	4.8195%	120	1.49x	69.6%	57.4%
60.0%	-	75.3%	30	$546,590,001	46.6%	4.6319%	106	1.45x	72.5%	65.2%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Distribution of Underwritten NCF Debt Service Coverage Ratios

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD(2)
1.24x	-	1.29x	5	$95,646,894	8.1%	4.9722%	120	1.24x	68.7%	55.1%
1.30x	-	1.39x	11	$281,505,216	24.0%	4.7584%	110	1.34x	71.6%	61.9%
1.40x	-	1.59x	26	$382,189,707	32.5%	4.6452%	107	1.48x	70.0%	60.1%
1.60x	-	1.79x	15	$193,896,470	16.5%	4.8640%	117	1.69x	65.3%	56.2%
1.80x	-	1.99x	6	$50,954,423	4.3%	4.7594%	119	1.87x	62.4%	54.7%
2.00x	-	3.71x	6	$169,969,860	14.5%	4.6599%	102	3.14x	44.7%	39.0%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Distribution of Original Terms to Maturity(1)

						Weighted Averages
Range of Original Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD(2)
60	-	60	8	$174,144,057	14.8%	4.4454%	60	2.01x	64.3%	61.5%
84	-	84	1	$17,500,000	1.5%	4.9900%	83	1.41x	72.0%	65.1%
120	-	123	60	$982,518,513	83.7%	4.7904%	120	1.67x	65.6%	55.1%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72xx	65.5%	56.2%

Distribution of Remaining Terms to Maturity(1)

						Weighted Averages
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD(2)
59	-	60	8	$174,144,057	14.8%	4.4454%	60	2.01x	64.3%	61.5%
83	-	83	1	$17,500,000	1.5%	4.9900%	83	1.41x	72.0%	65.1%
118	-	120	60	$982,518,513	83.7%	4.7904%	120	1.67x	65.6%	55.1%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD(2)
6.6%	-	7.9%	1	$39,500,000	3.4%	4.4400%	120	1.47x	65.8%	65.8%
8.0%	-	8.9%	11	$269,595,216	23.0%	4.5704%	104	1.42x	71.4%	64.6%
9.0%	-	9.9%	15	$252,413,120	21.5%	4.7534%	109	1.38x	71.9%	61.0%
10.0%	-	12.4%	28	$376,993,481	32.1%	4.8398%	117	1.53x	68.7%	56.4%
12.5%	-	14.9%	6	$55,958,831	4.8%	4.5741%	111	2.02x	50.0%	41.8%
15.0%	-	27.5%	8	$179,701,922	15.3%	4.8980%	103	3.00x	45.7%	38.7%
Total/Weighted Average			69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Distribution of Amortization Types

				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(1)	U/W NCF DSCR	Cut-off Date LTV Ratio(2)	LTV Ratio at Maturity or ARD(2)
Amortizing Balloon	37	$584,037,570	49.7%	4.9258%	119	1.75x	62.9%	50.2%
Interest Only, then Amortizing	28	$464,550,000	39.6%	4.6549%	103	1.51x	70.1%	62.6%
Interest Only	3	$75,575,000	6.4%	4.4828%	120	1.63x	68.6%	68.6%
Interest Only ARD	1	$50,000,000	4.3%	3.8000%	60	3.46x	48.7%	48.7%
Total/Weighted Average	69	$1,174,162,570	100.0%	4.7422%	110	1.72x	65.5%	56.2%

Footnotes:
(1)	In the case of one mortgage loan with an anticipated repayment date, Stated Remaining Term (Mos.) is through the anticipated repayment date.
(2)	See Footnote 1 to “Transaction Highlights”.
(3)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(4)	Includes anchored and shadow anchored properties.
(5)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-CCRE19 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans or Groups of Cross-Collateralized Loans

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per NRA/Unit/ Room	Cut-off Date LTV Ratio(1)	U/W NCF DSCR	U/W NOI Debt Yield
Bridgepoint Tower	CCRE	San Diego, CA	Office	$77,500,000	6.6%	$283	67.1%	1.33x	9.0%
The Shoppes at Webb Gin	LCF	Snellville, GA	Retail	$63,700,000	5.4%	$189	72.0%	1.36x	8.6%
Cipriani Manhattan Portfolio	CCRE	New York, NY	Mixed Use	$59,941,702	5.1%	$393	33.1%	3.71x	27.5%
Park at Siena	GACC	Brandon, FL	Multifamily	$58,500,000	5.0%	$59,572	68.7%	1.49x	8.9%
Post Ranch Inn	GACC	Big Sur, CA	Hospitality	$50,000,000	4.3%	$1,282,051	48.7%	3.46x	15.2%
Riverfront Towers	GACC	Detroit, MI	Multifamily	$48,750,000	4.2%	$87,996	71.5%	1.24x	8.2%
866 Third Avenue Retail	GACC	New York, NY	Retail	$39,500,000	3.4%	$2,241	65.8%	1.47x	6.6%
Best Western Dry Creek Inn(2)	CCRE	Healdsburg, CA	Hospitality	$22,420,000	1.9%	$155,184	67.1%	1.53x	11.1%
Best Western Sonoma Valley Inn(2)	CCRE	Sonoma, CA	Hospitality	$15,600,000	1.3%	$155,184	67.1%	1.53x	11.1%
Clinton Square	CCRE	Rochester, NY	Office	$32,000,000	2.7%	$105	71.9%	1.42x	9.5%
Harvard Park	CCRE	Warrensville Heights, OH	Retail	$30,500,000	2.6%	$130	74.9%	1.48x	9.3%
Total/Weighted Average				$498,411,702	42.4%		63.1%	1.89x	11.7%
(1)	With respect to the Riverfront Towers loan, the Cut-off Date LTV has been calculated based on the “As Complete” appraised value of $68,225,000. The “As-is” Cut-off Date LTV is 73.1%.
(2)
Best Western Dry Creek Inn loan and the Best Western Sonoma Valley Inn loan are cross-collateralized and cross-defaulted with each other and included in this table as a crossed group. In aggregate they have a total Cut-off Date Balance of $38,020,000 which is 3.2% of the initial outstanding pool balance. All cut-off date balance per unit, debt service coverage ratio, loan-to-value ratio and debt yield calculations are based on the aggregate balance of the cross-collateralized and cross-defaulted mortgage loans.

Existing Mezzanine Debt Summary

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Cipriani Manhattan Portfolio	$59,941,702	$28,000,000	3.71x	2.22x	33.1%	48.5%	27.5%	18.8%
Park at Siena	$58,500,000	$6,500,000	1.49x	1.20x	68.7%	76.3%	8.9%	8.0%
MHP Portfolio	$28,585,000	$3,760,000	1.31x	1.05x	78.5%	88.8%	9.0%	7.9%
Cartus HQ	$28,500,000	$3,500,000	1.24x	1.03x	61.0%	68.5%	10.4%	9.3%
Maui Portfolio	$18,975,382	$5,000,000	1.78x	1.20x	46.4%	58.6%	15.7%	12.4%
Sun MHC Portfolio	$16,400,000	$2,870,000	1.65x	1.18x	76.0%	89.3%	10.7%	9.1%

Previous Securitization History(1)

Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Park at Siena	GACC	Brandon, FL	Multifamily	$58,500,000	5.0%	ACR 2013-FL1
866 Third Avenue Retail	GACC	New York, NY	Retail	$39,500,000	3.4%	LBUBS 2005-C3
Best Western Sonoma Valley Inn	CCRE	Sonoma, CA	Hospitality	$15,600,000	1.3%	Various(2)
Clinton Square	CCRE	Rochester, NY	Office	$32,000,000	2.7%	MLCFC 2006-1
MHP Portfolio	LCF	Various	Manufactured Housing Community	$28,585,000	2.4%	Various(3)
Century Plaza	CCRE	Columbia, MD	Office	$22,500,000	1.9%	GSMS 2004-GG2
Doubletree Emily Morgan	CCRE	San Antonio, TX	Hospitality	$17,500,000	1.5%	MLMT 2007-C1
E Street	CCRE	Boston, MA	Industrial	$16,500,000	1.4%	FUNBC 2002-C1
Trump Plaza Commercial	LCF	New York, NY	Mixed Use	$14,979,408	1.3%	LBUBS 2004-C6
Rozzelle Crossing	CCRE	Charlotte, NC	Retail	$6,800,000	0.6%	LBUBS 2003-C7
Total				$252,464,408	21.5%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	The most recent prior financing of the Best Western Sonoma Valley Inn property was previously securitized in the WBCMT 2005-C21 and MEZZ 2005-C3 transactions.
(3)
The most recent prior financing of the Rockwood Village MHP property was previously securitized in the GECMC 2005-C4 transaction. The most recent prior financing of the Creekside MHP property was previously securitized in the MSC 2006-HQ8 transaction. The most recent prior financings of the remaining MHP Portfolio properties were not included in securitizations.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Sunroad Holding Corporation
Borrower:	Sunroad Centrum Office One Partners, L.P.
Original Balance:	$77,500,000
Cut-off Date Balance:	$77,500,000
% by Initial UPB:	6.6%
Interest Rate:	4.8185%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 Months
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(90), O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
TI/LC:	$0	$71,429
Replacement:	$0	$4,563
Parking Holdback(3):	$6,000,000	NAP
Occupancy Reserve:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$283
Balloon Balance / Sq. Ft.:	$231
Cut-off Date LTV:	67.1%
Balloon LTV:	54.8%
Underwritten NOI DSCR:	1.43x
Underwritten NCF DSCR:	1.33x
Underwritten NOI Debt Yield:	9.0%
Underwritten NCF Debt Yield:	8.4%
Underwritten Balloon NOI Debt Yield:	11.0%
Underwritten Balloon NCF Debt Yield:	10.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	San Diego, CA
Year Built / Renovated:	2008 / NAP
Total Sq. Ft.:	273,764
Property Management:	Sunroad Asset Management, Inc.
Underwritten NOI(4):	$6,972,146
Underwritten NCF:	$6,506,748
Appraised Value:	$115,500,000
Appraisal Date:	June 9, 2014

Historical NOI(5)
Most Recent NOI(4):	$8,769,359 (December 31, 2013)
2012 NOI:	$6,777,521 (December 31, 2012)
2011 NOI:	$6,009,909 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (August 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The borrower deposited $6.0 million into a parking holdback reserve to be released upon the completion of a ten-story parking structure (non-collateral). The parking structure will be accessible, subject to an REA with an initial expiration date of May 2063.

(4)	The decrease from Most Recent NOI to Underwritten NOI is primarily a result of approximately $1.4 million in downward mark to market rent adjustments.
(5)
The increase in Historical NOI from 2011 NOI to Most Recent NOI is primarily a result of Bridgepoint phasing into occupancy through 2012 and the expiration of approximately $1.8 million of rent abatements in 2013 associated with Bridgepoint expanding to the 9th floor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(1)	% of Total U/W Base Rent	Lease Expiration(2)
Bridgepoint Education, Inc.	NR/NR/NR	273,764	100.0%	$36.00	100.0%	2/29/2020
Total Occupied Collateral		273,764	100.0%	$36.00	100.0%
Vacant		0	0.0%
Total		273,764	100.0%

(1)	U/W Base Rent PSF includes a downward mark to market rent adjustment of $5.28. The current annual rent at the Bridgepoint Tower Property is $41.28 PSF.
(2)
Bridgepoint has two, 5-year renewal options based on market rates. The Bridgepoint Tower Loan is structured with reserve collections and a cash flow sweep related to the lease expiration. See “Ongoing Reserves” herein.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020(1)	1	273,764	100.0%	273,764	100.0%	$36.00(2)	100.0%	100.0%
2021	0	0	0.0%	273,764	100.0%	$0.00	0.0%	100.0%
2022	0	0	0.0%	273,764	100.0%	$0.00	0.0%	100.0%
2023	0	0	0.0%	273,764	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	273,764	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	273,764	100.0%	NAP	NAP
Total / Wtd. Avg.	1	273,764	100.0%			$36.00	100.0%

(1)
Bridgepoint’s lease expires in February 2020. Bridgepoint has two, 5-year renewal options based on market rates. The Bridgepoint Tower Loan is structured with reserve collections and a cash flow sweep related to the lease expiration. See “Ongoing Reserves” herein.

(2)	Annual U/W Base Rent PSF includes a downward mark to market rent adjustment of $5.28. The current annual rent at the Bridgepoint Tower Property is $41.28 PSF

The Loan.  The Bridgepoint Tower loan (the “Bridgepoint Tower Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in an eleven-story office building totaling 273,764 sq. ft. of net rentable area located in San Diego, California (the “Bridgepoint Tower Property”) with an original principal balance of $77.5 million. The Bridgepoint Tower Loan has a 10-year term and amortizes on a 30-year schedule.  The Bridgepoint Tower Loan accrues interest at a fixed rate equal to 4.8185% and has a cut-off date balance of $77.5 million.  Loan proceeds were used to retire existing debt of approximately $66.8 million, fund reserves of $6.0 million, pay closing costs and return approximately $4.1 million of equity to the sponsor. Based on the appraised value of $115.5 million as of June 9, 2014, the cut-off date LTV ratio is 67.1% with an implied equity of $38.0 million. The most recent financing of the Bridgepoint Tower Loan was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$77,500,000	100.0%	Loan Payoff	$66,784,914	86.2%
			Reserves	$6,000,000	7.7%
			Closing Costs	$616,052	0.8%
			Return of Equity	$4,099,034	5.3%
Total Sources	$77,500,000	100.0%	Total Uses	$77,500,000	100.0%

The Borrower / Sponsor.  The borrower, Sunroad Centrum Office One Partners, L.P., is a single purpose California limited partnership structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and non-

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

recourse carve-out guarantor is Sunroad Holding Corporation, a subsidiary of Sunroad Enterprises. The non-recourse carve-out guarantor is required to maintain a minimum net worth of $35.0 million and minimum liquid assets of $3.0 million.

Founded in San Diego in 1977, Sunroad Enterprises is a diversified holding company, consisting of a real estate and automotive division. Since its inception, Sunroad Enterprises has been involved in projects in California, Colorado and Mexico and has specialized in Class A office building development, with over 1.5 million sq. ft. of space completed. Current holdings include more than 2.0 million sq. ft. of commercial, residential, multifamily and land properties.

The Property. The Bridgepoint Tower Property is an eleven-story, 273,764 sq. ft. office building located in San Diego, California. Originally developed as a multi-tenant property in 2008 for a total cost of $88.8 million by the sponsor, the Bridgepoint Tower Property was leased to Bridgepoint (ten of the eleven floors) and a local law firm. In January 2012, Bridgepoint executed an amended lease to take occupancy of the entire building after the law firm vacated.

The Class A, LEED-certified office building was designed to accommodate a variety of tenant types and sizes by offering central elevator cores, conference rooms, floor plate sizes averaging 23,340 sq. ft., interior column-free construction. Office improvements include hardwood and stone flooring with glass-panel finishes, state-of-the-art lighting fixtures, artistic wall covering detail and enhanced kitchens. In addition, the Bridgepoint Tower Property features a fitness center, cafeteria and an outdoor courtyard with a patio seating area that includes a water feature and a 45-ft high stainless steel sculpture designed by world-renowned Mexican artist Leonardo Nierman.

The Bridgepoint Tower Property is situated within the larger Sunroad Centrum development, which includes a ten-story parking garage that is currently under construction, several open parking lots, and vacant land reserved for two future office building developments. Currently, the tenant at the Bridgepoint Tower Property has access to approximately 1,472 parking spaces, reflecting a parking ratio of 5.39 spaces per 1,000 sq. ft., via a temporary parking agreement. In February 2014, Sunroad Centrum, an affiliate of the borrower, started the construction of a $9.5 million, ten-story parking garage (non-collateral), comprised of seven above-grade and three subterranean levels. Upon completion of construction, the tenant will have access to 1,386 parking spaces subject to a REA with an initial expiration date of May 2063. In conjunction with 86 subterranean parking spaces located at the Bridgepoint Tower Property, the tenant will have access to 1,472 parking spaces. The borrower deposited $6.0 million into a parking holdback reserve account to be released upon the completion of the parking structure. See “Initial Reserves” herein.

Environmental Matters. The Phase I environmental report dated July 22, 2014 recommended no further action at the Bridgepoint Tower Property.

Tenancy.    Bridgepoint Education, Inc. (273,764 sq. ft.; 100.0% of NRA; 100.0% of U/W Base Rent) (NYSE: BPI) Founded in 1999, Bridgepoint Education, Inc. (“Bridgepoint”) is a public for-profit education company that provides post-secondary online education services through its subsidiaries Ashford University and University of the Rockies. Bridgepoint was founded in 1999 and acquired Ashford University and the University of the Rockies in 2005 and 2007, respectively. Both institutions offer traditional campuses located in Clinton, Iowa (Ashford University) and Colorado Springs, Colorado (University of the Rockies).

Founded in 1918, Ashford University, Bridgepoint’s largest university, is a Western Association of Schools and Colleges (“WASC”) accredited university offering Associate’s, Bachelor’s and Master’s degrees online. As of YE 2013, Ashford University had a total enrollment of 61,706 individuals, of which 60,910 were enrolled online. Founded in 1998, University of the Rockies is a university offering graduate and doctorate degrees in the social and behavioral sciences, accredited by The Higher Learning Commission and a member of the North Central Association. Both institutions are currently accredited, which makes both institutions eligible to receive Title IV federal financial aid and for other accredited schools to accept credits from Bridgepoint’s affiliated universities for transfer. In the years ended December 31, 2013, 2012 and 2011, Ashford University derived 85.6%, 86.4% and 86.8%, respectively, and the University of the Rockies derived 87.6%, 87.3% and 85.0%, respectively, of their revenues from students who participate in Title IV programs.
Collectively, as of YE 2013, Bridgepoint’s institutions offered approximately 1,570 courses, 80 degree programs and 145 specializations. In 2013, Bridgepoint reported consolidated total revenues of approximately $769.0 million and total assets of approximately $574.0 million. As of March 31, 2014, Bridgepoint reported an annualized EBITDA of approximately $37.8 million and total cash of approximately $265.5 million. Additionally, as of March 31, 2014, Bridgepoint reported an enrollment of 64,495 individuals. Since 2009, Bridgepoint has maintained an average enrollment of 72,905 individuals.  The decline in enrollment from historic peaks is primarily due to more stringent enrollment criteria in conjunction with  WASC accreditation, which was achieved by Ashford University in 2013.

Bridgepoint executed an eleven-year lease at the Bridgepoint Tower Property, which commenced in March 2009 and will expire on February 29, 2020. Base rent commenced in March 2009 at a rental rate of $35.40 PSF with contractual annual increases of 3.0%. The lease is structured with two, 5-year renewal options and no termination options. There are approximately 1,400 employees located at the Bridgepoint Tower Property, which serves as Ashford University’s headquarters. Bridgepoint utilizes the Bridgepoint Tower Property for enrollment services, student support services and corporate functions.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

The Market.  The Bridgepoint Tower Property is located in Kearny Mesa, a central suburban community within the city of San Diego, California. Kearny Mesa is a major industrial and commercial area situated six miles north of downtown San Diego. With a population of nearly 1.3 million individuals, San Diego is the second largest city in California and the eighth largest city in the United States. The San Diego region has a diversified economy largely based on technology, tourism, international trade and defense. In March 2014, Forbes cited San Diego as the “Best City to Start a Business.” As of Q1 2014, the San Diego office market contains approximately 74.6 million sq. ft. with a vacancy rate of 14.4%, which has declined in 15 of the last 18 quarters since its peak of 18.9% in Q3 2009, and an average asking annual rental rate of $33.36 PSF.

The Bridgepoint Tower Property is located in the San Diego Spectrum planning area, which is approximately 9.0 miles from the CBD, 10.8 miles from the San Diego International Airport and 11.0 miles from La Jolla.  The San Diego Spectrum is a master-planned area containing a mixture of residential housing, retail and commercial uses. Local corporations include Sempra Energy, Jack in the Box, National University, Northrup Grumman, Sharp Healthcare and Resmed. The Kearny Mesa office submarket is the third largest in San Diego County, consisting of approximately 10.0% of the existing supply. As of Q1 2014, the Kearny Mesa submarket is comprised of 10.9 million sq. ft. with a vacancy rate of 11.1%. Class A buildings represent approximately 2.9 million sq. ft. with a vacancy rate of 8.5%.

The Bridgepoint Tower Property is located within 3.0 miles of Interstate 805, a major north-south highway providing access along the eastern coast of southern California, and Interstate 15, the eleventh longest interstate highway connecting California through Montana. The 2014 population within a three-mile radius of the Bridgepoint Tower Property is 90,637 with a median household income of $62,597.

The appraiser analyzed a set of seven comparable leases within the immediate competitive area of the Bridgepoint Tower Property with an average occupancy of 94.3% and rents ranging from $23.40 to $52.80 PSF. The appraiser concluded a market base rent of $36.00 PSF and vacancy of 5.0%. Underwritten base rent at the Bridgepoint Tower Property is $36.00 PSF, which is in-line with the appraiser’s concluded market base rent of $36.00 PSF. The chart below summarizes the comparable set as determined by the appraiser.

Comparable Set(1)
Building	Lease Area (Sq. Ft.)	Occupancy	Year Built	Tenant	Annual Base Rent PSF
Bridgepoint Tower Property	273,764	100.0%	2008	Bridgepoint Education, Inc.	$41.28(2)
Sempra Energy Building	320,000	100.0%	2015	Sempra	$27.96
Township 14	69,764	66.0%	2013	Latham & Watkins	$52.80
Horizon Tech Center	157,884	71.0%	2009	Lockheed Martin Corp.	$23.40
Copley Corporate Center	80,281	100.0%	2001	Randy Children’s Hospital	$30.00
The Campus at Sorrento	61,460	100.0%	1999	Accelrys Software	$25.80
La Jolla Commons II	417,000	100.0%	2014	LPL Financial	$34.20
Campus Point at Sorrento	110,318	100.0%	2000	TD Ameritrade	$30.36
Total/Wtd. Avg.(3)	1,216,707	94.3%			$31.17
(1)	Source: Appraisal
(2)	U/W Base Rent is $36.00 PSF, which is in-line with the appraiser’s market rent and includes approximately $5.28 PSF in downward mark to market rent adjustments.
(3)	Total/Wtd. Avg. does not include the Bridgepoint Tower Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W PSF
Base Rent(1)(2)	$8,190,682	$8,755,593	$10,840,151	$9,855,504	$36.00
Value of Vacant Space	0	0	0	0	0.00
Gross Potential Rent	$8,190,682	$8,755,593	$10,840,151	$9,855,504	$36.00
Total Recoveries	60,671	152,943	274,066	292,500	1.07
Total Other Income	120,631	202,805	116,528	116,528	0.43
Less: Vacancy(3)	0	0	0	(821,163)	(3.00)
Effective Gross Income	$8,371,984	$9,111,341	$11,230,745	$9,443,369	$34.49
Total Operating Expenses	2,362,075	2,333,820	2,461,386	2,471,223	9.03
Net Operating Income	$6,009,909	$6,777,521	$8,769,359	$6,972,146	$25.47
TI/LC	0	0	0	410,646	1.50
Capital Expenditures	0	0	0	54,753	0.20
Net Cash Flow	$6,009,909	$6,777,521	$8,769,359	$6,506,748	$23.77
(1)	The increase in Base Rent 2012 to 2013 is primarily due to the expiration of approximately $1.8 million of rent abatements associated with Bridgepoint’s expansion to the 9th floor.
(2)	U/W Base Rent includes approximately $1.4 million in downward mark to market rent adjustments.
(3)
U/W Vacancy represents 8.1% of Gross Potential Rent and Total Recoveries, which is greater than the appraiser’s concluded vacancy of 5.0% and is in-line with the class A submarket vacancy of 8.5%. The Bridgepoint Tower Property is currently 100.0% occupied by Bridgepoint on a long-term lease which expires in February 2020. Bridgepoint has two, 5-year renewal options and no termination options.

Property Management.    The Bridgepoint Tower Property is managed by Sunroad Asset Management, Inc., which is an affiliate of the borrower.

Lockbox / Cash Management.    The Bridgepoint Tower Loan is structured with a hard lockbox and springing cash management. The borrower sent a tenant direction letter to the tenant instructing it to deposit all rents and other payments directly into the lockbox account controlled by the lender. In place cash management is required upon a Cash Management Period (as defined below).

A “Cash Management Period” will occur upon (i) an event of default, (ii) a bankruptcy action of the borrower, its general partner, the guarantor or the property manager, (iii) the failure of the borrower after the end of two consecutive calendar quarters to maintain a debt service coverage ratio of 1.10x until the debt service coverage ratio after the end of two consecutive calendar quarters is at least equal to 1.15x or (iv) the occurrence of a Lease Trigger Period.

A “Lease Trigger Period” will occur upon (i) the failure of Bridgepoint to notify the borrower of its intent to renew or terminate its lease on or before each date set forth in its lease (10 months prior to the then current expiration date), (ii) a bankruptcy action of Bridgepoint or the guarantor of its lease, (iii) Bridgepoint giving notice of its intent to terminate its lease, (iv) the expiration or termination of the Bridgepoint lease, (v) Bridgepoint fails to continuously operate, (vi) a Title IV Trigger Period (as defined below) commences, (vii) at any time (a) Bridgepoint’s annualized EBITDA is equal to or less than $25.0 million and (b) Bridgepoint’s liquid assets are less than the amount equal to (1) the aggregate rent payable by Bridgepoint during the remaining term of its lease (without consideration of any extension options) or (2) if Bridgepoint renews its lease, the lesser of the aggregate rent payable by Bridgepoint during the remaining term of its lease (including the extension term) and $35.0 million, (viii) August 6, 2023 if Bridgepoint renews its lease to February 2025, or (ix) February 6, 2024 if Bridgepoint renews its lease to February 2030.

A “Title IV Trigger Period” will occur if (i) the percentage of Bridgepoint’s total revenues derived from Title IV program funds is equal to or greater than the percentage which is one percent below the then-applicable Title IV Threshold (as defined below) for more than three months or (ii) Bridgepoint’s eligibility to receive Title IV program funds is terminated, suspended or restricted for any reason.

“Title IV Threshold” means the maximum percentage of a for-profit educational institution’s revenues which may be derived from Title IV program funds pursuant to the Higher Education Act. Currently, a for-profit institution loses eligibility to participate in Title IV programs if the institution derives more than 90.0% of its revenues from Title IV program funds for two consecutive fiscal years.

Initial Reserves.    At closing, the borrower deposited $6,000,000 into a parking holdback reserve account, which will be released upon the completion of a parking structure currently being constructed adjacent to the Bridgepoint Tower Property. The parking structure will not be part of the collateral for the Bridgepoint Tower Loan, but will be subject to a REA with an initial expiration date of May 2063.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

Ongoing Reserves. The borrower is required to deposit $4,563 monthly ($0.20 PSF annually) into the replacement reserve, subject to a cap of $164,000. The borrower is also required to deposit 1/12 of the annual taxes and annual insurance premiums during a Cash Management Period; provided that during a Cash Management Period, the insurance reserve requirement will be waived if the Bridgepoint Tower Property is insured under a blanket insurance policy and assurances of payment are provided to lender. During a Lease Trigger Period (defined above), all excess cash will be deposited into the occupancy reserve account. If the available funds deposited into the rollover reserve account and occupancy reserve account exceed $11.0 million and the Lease Trigger Period is solely caused by clauses (vi) and/or (vii) in the definition of Lease Trigger Period, the excess cash deposit will not be required.

Rollover Reserve.  The borrower is required to make monthly deposits of $71,429 ($3.13 PSF annually) through and including March 2015, $69,417 ($3.04 PSF annually) through and including March 2017, $69,500 ($3.05 PSF annually) through and including March 2018 and $166,667 ($7.31 PSF annually) through and including March 2019. If the Bridgepoint lease expires and the borrower is able to satisfy the Property Stabilization Requirements (as defined below), the rollover reserve monthly deposit will be reduced to $22,814 ($1.00 PSF annually); provided, however, the monthly reserve deposit requirement will be suspended if the following conditions are and remain satisfied: (i) no individual lease represents more than 20.0% of the NRA, (ii) no individual tenant is paying base rent in an amount equal to or exceeding 20% of gross income from operations, (iii) the borrower does not request disbursements from the rollover reserve account, (iv) the available rollover reserve funds are equal to the Rollover Reserve Minimum Amount (as defined below), or, if at any time the Rollover Reserve Minimum Amount is not satisfied, the borrower deposits the shortfall with lender within five business days after written notice and (v) a Cash Management Period is not continuing.

The “Property Stabilization Requirements” means (i) at least 80.0% of the Bridgepoint Tower Property is leased, (ii) lender has received acceptable estoppels for such leases demising at least 64.0% of the total rentable space in the Bridgepoint Tower Property, (iii) lender receives an officer’s certificate certifying, among other things, that the condition in (i) above is satisfied and the tenant under each lease for which an estoppel does not exist is in occupancy of its space and if any free rent or rent abatement period exists, (iv) the pro forma debt service coverage ratio is at least equal to 1.25x and (v) the proforma debt yield is at least equal to 8.0%.

The “Rollover Reserve Minimum Amount” means, for each calendar year, the greater of (i) an amount equal to the sum of (a) the aggregate square footage of all space demised under leases which expire or are terminated during such calendar year, multiplied by (b) $10.00 and (ii) $500,000.

In addition, if Bridgepoint renews its lease, the monthly rollover reserve amount will be reset as follows:  If Bridgepoint has exercised its option to extend its lease (and certain other conditions are satisfied) (i) through February 2025, and if the available balance of the occupancy reserve and rollover reserve accounts exceed $2.5 million, (a) the lender may make a one-time disbursement to the borrower  first from the occupancy reserve and then, if needed, from the rollover reserve account of such amounts in excess of $2.5 million and (b) the rollover reserve monthly deposit will reset to (1) $34,221 ($1.50 PSF annually) through and including August 2022 (the sum of all such payments, the “Collected Amount”) and (2) commencing on the payment date in September 2022,  a monthly amount equal to one-twelfth of the difference between $2.5 million and the Collected Amount through and including August 2023; and (ii) through February 2030, if the available balance of the occupancy reserve and rollover reserve accounts exceed $1.0 million, (a) the lender may make a one-time disbursement to the borrower first from the occupancy reserve and then, if needed, from the rollover reserve account of such amounts in excess of $1.0 million and (b) commencing on the payment date occurring twelve months after the date upon which the lender makes such one-time disbursement, the rollover reserve account monthly deposit will reset to $22,814 ($1.00 PSF) through and including July 2024.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.   Mezzanine debt is permitted one time during the Bridgepoint Tower Loan term on or after September 6, 2015, provided, among other things, (i) the combined LTV is less than or equal to 75.0% and (ii) the combined NOI DSCR is at least 1.35x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8620 Spectrum Center Boulevard San Diego, CA 92123	Collateral Asset Summary – Loan No. 1 Bridgepoint Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$77,500,000 67.1% 1.33x 9.0%

CARTIFACT
Bridgepoint Tower
8620 Spectrum Center Boulevard
San Diego, CA 92123
San Diego
Coronado
DOWNTOWN SAN DIEGO
GASLAMP QUARTER
MIRAMAR MARINE CORPS AIR STATION
MONTGOMERY FIELD
SAN DIEGO INTERNATIONAL AIRPORT
NORTH ISLAND NAVAL AIR STATION
KEARNY MESA
SERRA MESA
TIERRASANTA
NORTH CLAIREMONT
EAST CLAIREMONT
BAY HO
PACIFIC BEACH
MISSION BEACH
OCEAN BEACH
SUNSET CLIFFS
LA PLAYA
LOMA PORTAL
MIDWAY DISTRICT
OLD TOWN
MISSION HILLS
UNIVERSITY HEIGHTS
NORMAL HEIGHTS
NORTH PARK
CITY HEIGHTS
MIDTOWN
BANKERS HILL
COLLEGE WEST
GRANTVILLE
ALLIED GARDENS
SAN CARLOS
DEL CERO
EL CERRITO
SCRIPPS RANCH
SORRENTO MESA
LA JOLLA SHORES
University of California San Diego
Qualcomm Stadium
San Diego State University
University of San Diego
San Diego Mesa College
SeaWorld
Mission Bay
San Diego Bay
PACIFIC OCEAN
Escondido
Carlsbad
Encinitas
Rancho Santa Fe
Poway
Ramona
Santee
Lakeside
El Cajon
La Mesa
La Jolla
Chula Vista

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor:	Morton L. Olshan
Borrower:	Webb Gin Property (Sub) LLC
Original Balance:	$63,700,000
Cut-off Date Balance:	$63,700,000
% by Initial UPB:	5.4%
Interest Rate:	4.4600%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(1):	Future Subordinate Indebtedness Permitted
Call Protection(2):	L(24), D(92), O(4)
Lockbox / Cash Management(3):	Hard / Springing

Reserves(4)
	Initial	Monthly
Taxes:	$784,508	$71,319
Insurance:	$0	Springing
Replacement:	$0	$4,485
TI/LC:	$1,983,119	$16,389
Free Rent Reserve:	$93,500	NAP
Taco Mac Reserve:	$2,100,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$189
Balloon Balance / Sq. Ft.:	$166
Cut-off Date LTV:	72.0%
Balloon LTV:	62.9%
Underwritten NOI DSCR(5):	1.43x
Underwritten NCF DSCR(5):	1.36x
Underwritten NOI Debt Yield:	8.6%
Underwritten NCF Debt Yield:	8.2%
Underwritten NOI Debt Yield at Balloon:	9.9%
Underwritten NCF Debt Yield at Balloon:	9.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Snellville, GA
Year Built / Renovated:	2006 / NAP
Total Sq. Ft.:	336,375
Property Management:	Mall Properties, Inc.
Underwritten NOI(6):	$5,493,774
Underwritten NCF:	$5,254,612
Appraised Value:	$88,500,000
Appraisal Date:	May 31, 2014

Historical NOI
Most Recent NOI:	$4,637,638 (December 31, 2013)
2012 NOI(7):	NAV
2011 NOI:	$5,422,236 (December 31, 2011)

Historical Occupancy
Current Occupancy(8):	79.2% (July 16, 2014)
2013 Occupancy:	79.1% (December 31, 2013)
2012 Occupancy(7):	NAV
2011 Occupancy:	88.9% (December 31, 2011)
(1)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)	Partial release is permitted. See “Partial Release” herein.
(3)	See “Lockbox / Cash Management” herein.
(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.91x and 1.82x, respectively.
(6)	The increase in Underwritten NOI from Most Recent NOI was due to recently signed leases for 37,755 sq. ft. which will result in $771,637 of additional income per year.
(7)	The 2012 Occupancy and 2012 NOI were not available to the sponsor as the seller did not provide the information.
(8)	Current occupancy includes leases not in occupancy. Four tenants (3.4% of total sq. ft.) have signed leases but have not yet taken occupancy. Excluding these tenants occupancy is 75.8%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

Tenant Summary
Anchor Tenants	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Barnes & Noble	NR/NR/NR	26,553	7.9%	1/31/2019	$15.06	$189	8.3%
Sprouts Farmers Market	NR/NR/BB-	26,428	7.9%	9/30/2029(3)	$10.00	NAV(4)	NAV(4)
Total Anchor Tenants		52, 981	15.8%		$12.54

Major Tenants (>10,000 sq. ft.)
The Gap	BBB-/Baa3/BBB-	17,461	5.2%	1/31/2016	$7.42(5)	$148	10.4%
DSW Shoes	NR/NR/NR	16,000	4.8%	1/31/2018	$21.25	$241	10.0%
Subtotal		33,461	9.9%		$14.03

Other Tenants		179,799	53.5%		$25.59	$349	7.8%
Total Occupied Collateral		226,241	79.2%		$21.54

Vacant		70,134	20.8%
Total / Wtd. Avg.		336,375	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of December 31, 2013. The sales information may reflect a trailing 12-month period or an annualized number for certain in-line tenants.

(3)
Sprouts Farmers Market has the right to terminate its lease if gross sales during the 109th month through the 120th month of its lease do not exceed $15,000,000. It must give the lender notice within 30 days after the end of the 120th month of its lease.

(4)	Sprouts Farmers Market opened in June 2014 and Sales PSF are not yet available.
(5)	The Gap pays rent as a percentage of sales.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(2)	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0%
2014	2	5,179	1.5%	5,179	1.5%	$30.55	2.8%	2.8%
2015	3	5,028	1.5%	10,207	3.0%	$30.58	2.7%	5.4%
2016	14	50,489	15.0%	60,696	18.0%	$22.10	19.5%	24.9%
2017	15	51,286	15.2%	111,982	33.3%	$26.97	24.1%	49.0%
2018	6	32,279	9.6%	144,261	42.9%	$24.07	13.5%	62.6%
2019	8	49,182	14.6%	193,443	57.5%	$19.83	17.0%	79.6%
2020	1	4,399	1.3%	197,842	58.8%	$21.00	1.6%	81.2%
2021	4	15,439	4.6%	213,281	63.4%	$20.01	5.4%	86.6%
2022	2	4,644	1.4%	217,925	64.8%	$20.25	1.6%	88.2%
2023	3	5,928	1.8%	223,853	66.5%	$26.89	2.8%	91.0%
2024	3	15,960	4.7%	239,813	71.3%	$15.81	4.4%	95.4%
Thereafter	1	26,428	7.9%	266,241	79.2%	$10.00	4.6%	100.0%
Vacant	NAP	70,134	20.8%	336,375	100.0%	NAP	NAP
Total / Wtd. Avg.	62	336,375	100.0%			$21.54	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and are not considered in the lease rollover schedule.
(2)	U/W Base Rent includes $27,416 in contractual step rent through February 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

The Loan.    The Shoppes at Webb Gin loan (the “Shoppes at Webb Gin Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 336,375 sq. ft. Class A, anchored retail center located at 1350 Scenic Highway in Snellville, Georgia (the “Shoppes at Webb Gin Property”) with an original principal balance of $63.7 million. The Shoppes at Webb Gin Loan has a 10-year term and amortizes on a 30-year schedule after an initial three-year interest only period. The Shoppes at Webb Gin Loan accrues interest at a fixed rate equal to 4.4600% and has a cut-off date balance of $63.7 million. Based on the “As-is” appraised value of $88.5 million as of May 31, 2014 the cut-off date LTV ratio is 72.0%.

The Shoppes at Webb Gin Loan proceeds, along with approximately $28.5 million of equity from the borrower, were used to acquire the Shoppes at Webb Gin Property for approximately $87.0 million, pay closing costs of approximately $0.2 million and fund upfront reserves totaling approximately $5.0 million.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$63,700,000	69.1%	Purchase Price	$87,040,000	94.4%
Sponsor Equity	$28,537,220	30.9%	Reserves	$4,961,127	5.4%
			Closing Costs	$236,093	0.3%
Total Sources	$92,237,220	100.0%	Total Uses	$92,237,220	100.0%

The Borrower / Sponsor.    The borrower, Webb Gin Property (Sub) LLC, is a single purpose Delaware limited liability company, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Morton L. Olshan, the founder and chairman of Olshan Properties.

Morton L. Olshan founded the predecessor company of Olshan Properties in 1959. Olshan Properties is a privately owned real estate firm that specializes in the development, acquisition and management of commercial real estate. The company currently owns and/or manages a diverse portfolio of commercial properties in 11 states with approximately 29 million sq. ft. Its portfolio is currently comprised of approximately 11 million sq. ft. of retail properties, 19,000 multifamily residential units, 865 hotel rooms, and 5 million sq. ft. of office space.

The Property.    The Shoppes at Webb Gin Property consists of a 336,375 sq. ft. retail shopping center located in Snellville, Georgia. The Shoppes at Webb Gin Property is located at the intersection of Scenic Highway and Webb Gin House Road. The Shoppes at Webb Gin Property was developed by Cousins Properties in 2006 and was acquired by the sellers in November 2012. The Shoppes at Webb Gin Property is anchored by a newly opened Sprouts Farmers Market and a Barnes & Noble. Additional tenants include The Gap and DSW Shoes. There are also five separately owned outparcels that include a Red Robin, Macaroni Grill, Longhorn Steak House, Chili’s and a Fifth Third Bank. Since January 2013, a total of 13 new tenants, representing 60,863 sq. ft. of new leases, have been signed. The vacant space left by Circuit City has been filled by Sprouts Farmers Market (26,428 sq. ft).  As of July 16, 2014 the Shoppes at Webb Gin Property was 79.2% occupied by 62 tenants.

Environmental Matters.    The Phase I environmental report dated June 9, 2014 did not identify any evidence of a recognized environmental condition in connection with the Shoppes at Webb Gin Property and recommended no further action.

The Market.     The Shoppes at Webb Gin Property is located in Snellville, Georgia within Gwinnett County . The Shoppes at Webb Gin Property is on the northeast and southeast corners of the intersection of Scenic Highway and Webb Gin House Road via dual corner frontages. Gwinnett County has experienced population growth averaging 1.8% annually over the past four years, which exceeds the 1.3% annual growth rate for the Atlanta, GA metropolitan statistical area during the same period.  The Gwinnett County unemployment rate is 6.3% in comparison to a 7.1% rate for the same area.  In addition, between year-end 2003 and the present, employment rose by 15,943 jobs, equivalent to a 5.4% increase over the entire period.  The Shoppes at Webb Gin Property is located within the Lilburn/I-78 submarket, which has not experienced any construction of community shopping centers in the past 10 years.  The 2014 population within the Shoppes at Webb Gin Property’s five-mile radius is 180,039 with a median household income of $57,543. The estimated population of Gwinnett County in 2014 was 866,103 with a median household income of $55,067.

The Atlanta Metro 2013 retail market consists of an inventory of approximately 81.6 million sq. ft. and has a vacancy rate of 13.6%. The Lilburn/I-78 submarket has a 2014 retail inventory of approximately 2.4 million sq. ft. with an 8.5% vacancy rate and a $14.20 PSF rental rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

The chart below details the Shoppes at Webb Gin Property’s competitive set.

Competitive Set(1)
Name	Shoppes at Webb Gin Property	Presidential Commons	Presidential Markets	Snellville Pavilion	Lawrenceville Town Center	Sugarloaf Crossing
Distance from Subject	NAP	1.5 miles	2.0 miles	2.7 miles	3.8 miles	5.9 miles

Property Type	Power Center	Power Center	Power Center	Power Center	Neighborhood Center	Community Center

Year Built / Renovated	2006 / NAP	1998/NAV	1995/NAV	1996/NAV	1989/2004	1997/NAV

Total Occupancy	79%(2)	100%	99%	99%	93%	92%
Size (Sq. Ft.)	336,375(2)	371,586	380,413	337,353	322,258	162,659
Anchors / Major Tenants	Barnes & Noble, Sprouts Farmers Market, The Gap, DSW Shoes	Home Depot, Jo-Ann Stores, Kroger, PetCo, Steinmart	Publix, Ross, TJ Maxx, Carmike Cinemas, Target (Shadow)	Kohls, Belk, Old Navy, hhgregg	Kroger	Publix
(1)	Source: Appraisal.
(2)	Based on the rent roll dated July 16, 2014.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2011	2013	U/W	U/W PSF
Base Rent(2)	$5,687,124	$5,378,390	$5,734,266	$17.05
Gross Up Vacant Space	0	0	$1,410,315	$4.19
Gross Potential Rent	$5,687,124	$5,378,390	$7,144,581	$21.24
Total Recoveries	1,932,881	1,734,087	2,391,072	$7.11
Total Other Income	$344,868	$0	$166,200	$0.49
Total Percent Rent	1,242	111,954	132,352	$0.39
Less: Vacancy(3)	$0	$0	($1,607,995)	($4.78)
Effective Gross Income	$7,966,115	$7,224,431	$8,226,210	$24.46
Total Operating Expenses	2,543,879	2,586,793	2,732,436	$8.12
Net Operating Income	$5,422,236	$4,637,638	$5,493,774	$16.33
TI/LC	0	0	185,342	$0.55
Capital Expenditures	0	0	53,820	$0.16
Net Cash Flow	$5,422,236	$4,637,638	$5,254,612	$15.62

(1)	Information for 2012 was unavailable to the sponsor as the seller did not provide the information.
(2)	U/W Base Rent includes $27,416 in contractual step rent through February 2015.
(3)	U/W Vacancy represents 16.6% of gross income.

Property Management.    The Shoppes at Webb Gin Property is managed by Mall Properties, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Shoppes at Webb Gin Loan is structured with a hard lockbox and springing cash management. The borrower was required to send tenant direction letters to all tenants instructing them to send all rents and other payments to a payment service company, which in turn deposits all received sums into the lockbox account controlled by the lender. So long as no Shoppes at Webb Gin Cash Sweep Event Period (defined below) exists, all funds in the clearing account will be released to the borrower. During the existence of a Shoppes at Webb Gin Cash Sweep Event Period, all funds in the clearing account will be swept daily into an account controlled by the lender (the “Shoppes at Webb Gin Cash Management Account”) and all funds in the Shoppes at Webb Gin Cash Management Account will be applied by the lender to the payment of debt service, required reserves, approved operating expenses and other items required under the loan documents and the remaining cash flow will be held swept into the borrower operating account; provided that, if the replacement and TI/LC reserves are depleted and no event of default exists, the borrower may request funds from the remaining cash flow held by the lender for purposes of paying approved replacement and TI/LC expenses.

A “Shoppes at Webb Gin Cash Sweep Event Period” will exist (i) during the continuation of an event of default under the loan documents or (ii) if the DSCR falls below 1.05x during the first year of the loan and thereafter 1.15x, until such time that the DSCR is greater than 1.20x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

Initial Reserves.    At closing, the borrower deposited (i) $784,508 into a tax reserve account, (ii) $2,100,000 into a reserve account for the Taco Mac lease, (iii) $1,983,119 into a TI/LC reserve account for outstanding tenant improvement and leasing obligations and (iv) $93,500 into a free rent reserve.

The $2,100,000 Taco Mac reserve represents a $900,000 holdback for the construction of the landlord’s work, $500,000 for the Taco Mac tenant allowance and an additional $700,000 (which includes $141,666 of leasing commissions).  The Taco Mac reserve may be released as follows:  $558,334 will be released if a signed Taco Mac lease is delivered within 90 days of loan closing, the $900,000 construction holdback will be released in increments as construction expenses are incurred, the $500,000 tenant improvement allowance holdback will be released upon Taco Mac satisfying certain conditions in the Taco Mac lease (including being in occupancy, open and paying rent) and $141,666 in leasing commissions will be released when borrower certifies that the payment is due and a broker invoice is provided.  In the event that Taco Mac does not sign a lease at the Shoppes at Webb Gin Property within 90 days, the reserve would be released to the borrower in minimum increments of $525,000 and underwritten NOI hurdles of $5,439,000, $5,480,000, $5,522,000 and $5,564,000 are met.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $71,319, into a tax reserve account, (ii) $4,485 into a capital expenditure account and (iii) $16,389  into a TI/LC reserve account, capped at $1,000,000.  In the event that the borrower extends the leases of both Barnes & Noble and The Gap and/or replacement tenants of Barnes & Noble and The Gap beyond August 2026 on terms acceptable to the lender, the TI/LC cap will be reduced to $500,000, and all funds in escrow above $500,000 will be returned to the borrower.  Additionally, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket policy is no longer in place.

Partial Release.     The borrower may obtain the release of a vacant, non-income producing portion of the Shoppes at Webb Gin Property, without payment of a release price, provided, among other things (i) no event of default exists, (ii) the Shoppes at Webb Gin Property will comply with all applicable zoning by-laws and ordinances following the release and (iii) the LTV ratio of the remaining property satisfies REMIC requirements. The vacant, non-income producing outparcel was not included in the appraised value of $88.5 million.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.     The Shoppes at Webb Gin Loan documents permit future unsecured subordinate debt up to $2.0 million provided that the lender thereunder enters into a subordination and standstill agreement in the form attached to the Shoppes at Webb Gin Loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1350 Scenic Highway Snellville, GA 30039	Collateral Asset Summary – Loan No. 2 The Shoppes at Webb Gin	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,700,000 72.0% 1.36x 8.6%

CARTIFACT
Rest Haven
Sugar Hill
Mountain Park
Alpharetta
Buford
Roswell
Suwanee
Duluth
Berkeley Lake
Dacula
Gwinnett Place Mall
Lawrenceville
Sandy Springs
Dunwoody
Norcross
Perimeter Mall
Doraville
The Shoppes at Webb Gin
1350 Scenic Highway
Snellville, GA 30039
CUMBERLAND
Cumberland Mall
Chamblee
Oglethorpe University
CHASTAIN PARK
Grayson
Snellville
BUCKHEAD
Loganville
OAKDALE
Clarkston
Decatur
ROCKDALE
Emory University
Stone Mountain
Pine Lake
Atlanta
Georgia Tech
MIDTOWN
Georgia Dome
Avondale Estates
DOWNTOWN
CASCADE HEIGHTS
Turner Field
Lithonia
ADAMS PARK
THOMASVILLE
East Point
LAKEWOOD HEIGHTS
Hapeville
College Park
HARTSFIELD JACKSON ATLANTA INTERNATIONAL AIRPORT
Forest Park
Lake City
Morrow
Riverdale
Stockbridge
Jonesboro
Snellville
Gwinnett County Fairgrounds
Presidential Commons

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Giuseppe Cipriani
Borrower:	GC 55 Ballroom LLC; New 110 Cipriani Units LLC
Credit Assessment (Moody’s/Fitch/KBRA):	Baa3/BBB-/A+
Original Balance:	$60,000,000
Cut-off Date Balance:	$59,941,702
% by Initial UPB:	5.1%
Interest Rate:	5.6733333%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	349 months
Additional Debt(1):	$28,000,000 Mezzanine Debt
Call Protection:	L(25), D(89), O(6)
Lockbox / Cash Management:	Hard / In Place

Reserves(2)
	Initial	Monthly
Taxes:	$269,884	$269,884
Insurance:	$435,896	$62,271
Replacement:	$0	$16,897
Other(3):	$169,292	Springing

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$393	$577
Balloon Balance / Sq. Ft.:	$326	$510
Cut-off Date LTV:	33.1%	48.5%
Balloon LTV:	27.4%	42.9%
Underwritten NOI DSCR:	3.91x	2.34x
Underwritten NCF DSCR:	3.71x	2.22x
Underwritten NOI Debt Yield:	27.5%	18.8%
Underwritten NCF Debt Yield:	26.1%	17.8%
Underwritten Balloon NOI Debt Yield:	33.2%	21.2%
Underwritten Balloon NCF Debt Yield:	31.4%	20.1%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Mixed Use Event Space/Office/Retail
Collateral(3)(4):	Fee Simple
Location:	New York, NY
Year Built / Renovated(5):	Various
Total Sq. Ft.:	152,453
Property Management:	Self-managed
Underwritten NOI(6):	$16,503,176
Underwritten NCF:	$15,633,119
Appraised Value(7):	$181,300,000
Appraisal Date:	February 4, 2014

Historical NOI(6)(8)
2013 NOI:	$21,044,489 (December 31, 2013)
2012 NOI:	$17,235,425 (December 31, 2012)
2011 NOI:	$16,022,880 (December 31, 2011)

Historical Occupancy(9)
Current Occupancy:	100.0% (August 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
The Cipriani Manhattan Portfolio Mezzanine Loan is coterminous with the Cipriani Manhattan Portfolio Loan and accrues interest at a rate of 10.0000% per annum.  The Cipriani Manhattan Portfolio Mezzanine Loan has a 10-year term and is interest only.  See “Current Mezzanine or Subordinate Indebtedness” herein.  The Cipriani Manhattan Portfolio Mezzanine Loan is held by an affiliate of W.P. Carey.

(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The Cipriani Manhattan Portfolio Properties are each subject to a condominium regime, neither of which is controlled by the sponsor.  The upfront other reserve represents one month of required condominium common charges.

(4)
In addition to the fee simple ownership interest in the Cipriani Manhattan Portfolio Properties, (i) 100.0% of the cash flow associated with the operation of the Cipriani Manhattan Portfolio Properties’ banquet halls (ii) the audio/visual operating entity that services the Cipriani Manhattan Portfolio Properties, Star Group Productions, and (iii) a license to use the Cipriani trademark in relation to the Cipriani Manhattan Portfolio Properties for a period of two years upon an event of default, have been pledged as additional security for the Cipriani Manhattan Portfolio Loan.

(5)	See “The Property” herein.
(6)
The decrease in Underwritten NOI from Historical NOI is primarily the result of an underwritten management fee equal to 5.9% of total revenue, which equates to $3,434,906.  Historical NOI and Underwritten NOI do not include any management fees as there is no management agreement in place.

(7)
In addition to the “As-is” Appraised Value, the appraiser concluded a “Go Dark Value” of $142.8 million for the Cipriani Manhattan Portfolio Properties, resulting in a cut-off date Cipriani Manhattan Portfolio Loan to dark value ratio of 42.0% and a Cipriani Manhattan Portfolio Total Debt to dark value of 61.6%.

(8)	Historical NOI is based on income generated by the Operating Lessees (defined herein) and office and retail subleases reflecting 1.5% of total revenues.
(9)	Current and Historical Occupancy reflect the in-place leases of the Operating Lessees at the Cipriani Manhattan Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

The Loan.  The Cipriani Manhattan Portfolio loan (the “Cipriani Manhattan Portfolio Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in two mixed use event spaces located in New York City totaling 152,453 sq. ft. with an original principal balance of $60.0 million (the “Cipriani Manhattan Portfolio Properties”). The Cipriani Manhattan Portfolio Loan has a 10-year term and amortizes on an approximately 29-year schedule. The Cipriani Manhattan Portfolio Loan accrues interest at a fixed rate equal to 5.6733333% and has a cut-off date balance of $59.9 million.  Mortgage and mezzanine loan proceeds and approximately $2.1 million of borrower equity were used to retire existing debt of approximately $86.0 million, pay closing costs of approximately $3.2 million and fund reserves. Based on the appraised value of $181.3 million as of February 4, 2014, the cut-off date LTV is 33.1%.  The most recent prior financing of the Cipriani Manhattan Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Senior Loan	$60,000,000	66.6%	Loan Payoff	$85,998,311	95.4%
Mezzanine Loan	$28,000,000	31.1%	Closing Costs	$3,245,028	3.6%
Borrower Equity	$2,118,411	2.4%	Reserves	$875,072	1.0%
Total Sources	$90,118,411	100.0%	Total Uses	$90,118,411	100.0%

The Borrower / Sponsor.    The borrowers, GC 55 Ballroom LLC and New 110 Cipriani Units LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor of the Cipriani Manhattan Portfolio Loan is Giuseppe Cipriani, a principal of Cipriani SA.  Established in Venice in 1931, Cipriani SA owns and or manages 16 restaurants, two banquet/event locations, three private members clubs, a luxury boutique hotel in Beverly Hills, CA, a branded luxury residential building in New York City and a food manufacturing operation located across ten countries.  Cipriani USA, Inc., the United States-based subsidiary of Cipriani SA, owns a 100.0% indirect interest in the Cipriani Manhattan Portfolio Properties as well as four leased operations in New York City.  In October 2007, Giuseppe Cipriani pleaded guilty to a misdemeanor charge in connection with evading New York State and city taxes. For additional information, see “Risk Factors—Risks Related to Mortgage Loans—Prior Bankruptcies, Defaults or Other Proceedings May Be Relevant to Future Performance”.

The Properties.    The Cipriani Manhattan Portfolio Properties are comprised of a 71,308 sq. ft. landmark mixed use event space property located at 110 East 42nd Street in New York City (the “Cipriani 42nd Street Property”) and an 81,145 sq. ft. New York City landmark mixed use event space property located at 55 Wall Street in New York City (the “Cipriani Wall Street Property”).

Cipriani 42nd Street Property
Originally built in 1923 and renovated in 2000, the Cipriani 42nd Street Property is part of a larger 18 story building and five-story annex that was condominiumized in 1982 into seven units.  The Cipriani 42nd Street Property comprises four of the seven condominium units, or floors one through five of the larger building and the annex.  The remaining three non-collateral units represent 13 stories of office space, a subterranean parking garage and a commercial unit.  The Cipriani 42nd Street Property is located on the south side of 42nd Street between Park Avenue and Lexington Avenue across from Grand Central Terminal, Manhattan’s largest commuter terminal.  Grand Central Terminal provides access to a total of 44 train platforms that serve 67 tracks on two levels, the most platforms of any commuter station in the world, as well as local access to the 4, 5, 6, 7 and S subway lines.  The Cipriani 42nd Street Property was originally constructed as the headquarters of Bowery Savings Bank and is considered a national landmark and the interior of the building is considered a New York City landmark.

The Cipriani 42nd Street Property’s main ballroom has 70-foot ceilings and contains approximately 12,100 sq. ft., resulting in a total capacity of approximately 800 seated guests.  There is also an approximately 4,274 sq. ft. pre-function space, an approximately 1,685 sq. ft. cocktail area, an approximately 1,080 sq. ft. bride’s room and various storage areas.  Interior finishes include high-end stone and marble flooring with intricate accents, Roman columns, crystal chandeliers and coffered ceilings.  Additionally, the ballroom is equipped with a high quality audio/visual system including high end speakers and audio/visual equipment.  The Cipriani 42nd Street Property also includes approximately 30,257 sq. ft. of office space on the first floor adjacent to the main ballroom, as well as on the third, fourth and fifth floors of the annex.  Cipriani utilizes approximately 17,555 sq. ft. of the office space as its main office, with the remainder leased to three third party tenants, pursuant to subleases. Sublease rental revenue acts as direct gross rent to Borrower and as such is included in the Historical and UW NOI and NCF. Further, the sublease rents are on average 53.9% below appraisers concluded market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

The client base of the Cipriani 42nd Street Property is primarily comprised of non-profits, corporations, social groups and associations, with the majority of revenue at the Cipriani 42nd Street Property generated by non-profit clientele.  As summarized below, approximately 61.4% of revenue generated in 2013 was from non-profits, followed by approximately 28.7% of revenue in 2013 generated by corporations.  Significant clients include Prudential Douglas Elliman, New York University, Columbia Business School and City Harvest.

Cipriani 42nd Street Property Total Revenue by Client Type
Year	Non-Profit	Corporate	Social	Other
2013	61.4%	28.7%	9.9%	0.0%
2012	57.0%	32.0%	8.0%	3.0%
2011	61.6%	26.8%	5.5%	6.0%
2010	58.6%	33.3%	8.1%	0.0%

Cipriani Wall Street Property
The Cipriani Wall Street Property is located at the southeast corner of the intersection of Wall Street and William Street and covers an entire city block.  The Cipriani Wall Street Property was originally built in 1842 as the New York Merchant Stock Exchange.  Subsequent uses included the New York Custom House and the National City Bank.  The floors above (non-collateral) the Cipriani Wall Street Property were added in 1907.  The property as a whole formerly operated as a Regent Hotel until the hotel closed in January 2004. The Regent Hotel conversion was completed in 1999 and the residential condominium re-parceling was completed in 2005. The Cipriani Wall Street Property is part of a larger building that was condominiumized into the Cipriani Wall Street Property and 107 residential units known as the Cipriani Club Residences (non-collateral).  The Cipriani Wall Street Property includes a banquet/catering facility (61,249 sq. ft.) that opened in 2005, a restaurant and bar (11,052 sq. ft.) that opened in August 2007 and a private dining club (8,844 sq. ft.) that opened in November 2007.  Private club amenities include a billiards room, theater, barber shop and wine cellar, which were opened in 2008. The revenues at the Cipriani Wall Street Property associated with the operations of the private club, bar and restaurant do not flow through the lockbox and cash management waterfall for the Cipriani Manhattan Portfolio Loan and as such are excluded from the historical and UW NOI and NCF.

The Cipriani Wall Street Property’s main ballroom has 70-foot ceilings and contains approximately 12,529 sq. ft., resulting in a total capacity of approximately 1,000 seated guests.  The ballroom also includes a mezzanine, which together with the second-floor breakout rooms total approximately 3,570 sq. ft. of pre-function space.  Interior finishes include high-end stone and marble flooring with intricate accents, Roman columns, crystal chandeliers and coffered ceilings.  Additionally, the ballroom is equipped with a high quality audio/visual system including high end speakers and audio/visual equipment.  The restaurant is located on the second floor, known as Cipriani Club 55, and has a capacity of approximately 128 people (63 in the main room and 65 on the terrace).  The restaurant has its own kitchen, which also serves the private dining room on the third floor.  The interior finishes of the restaurant include wood flooring, wood paneling, fabric wall coverings and crystal chandeliers.  The private club is located on the third floor and includes a private dining room with a capacity of 63 people, library, wine cellar, billiards room, barber shop, shoe shine station and theater.  The Cipriani Wall Street Property also includes approximately 5,000 sq. ft. of office space located on the fourth floor that is used as administrative offices by Cipriani.

The client base of the Cipriani Wall Street Property is comprised of non-profits, corporations, social groups and associations, with the majority of revenue at the Cipriani Wall Street Property generated by non-profit clientele.  As summarized below, approximately 57.0% of revenue generated in 2013 was from non-profits, followed by approximately 27.0% of revenue in 2013 generated by corporations.  Significant clients include Operation Smile, Hilton Hotels Worldwide, the Boys & Girls Club and the Elton John AIDS Foundation.

Cipriani Wall Street Property Total Revenue By Client Type
Year	Non-Profit	Corporate	Social	Association	Government
2013	57.0%	27.0%	9.0%	7.0%	0.0%
2012	64.0%	16.0%	14.0%	6.0%	0.0%
2011	63.9%	18.3%	13.2%	3.0%	1.6%
2010	57.4%	23.8%	18.8%	0.0%	0.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

Forward Bookings
The Cipriani Manhattan Portfolio Properties on average receive nine to 12 month advance notice for historical event bookings.  As of January 1, 2013, the Cipriani Manhattan Portfolio Properties had pre-bookings totaling 51% of the total 2013 revenues achieved at the Cipriani 42nd Street Property and 42.0% of the total 2013 revenues achieved at the Cipriani Wall Street Property.  As of July 21, 2014, the definite and tentative bookings for 2014 are approximately 13.0% ($3.1 million) and 11.0% ($1.6 million) higher than the same time last year for the Cipriani 42nd Street Property and the Cipriani Wall Street Property, respectively.

Star Group Productions
Star Group Productions (“SGP”), a subsidiary of Cipriani USA, Inc., was created in 2006 to complement and enhance the audio/visual experience at the Cipriani Manhattan Portfolio Properties. Star Group Productions is a full service production company that offers the fabrication and technical design for events of all sizes and natures. SGP provides its clients with an array of services for business meetings, social gatherings, award shows, product launches, and entertainment. Star Group Productions only operates at the Cipriani Manhattan Portfolio Properties and has exclusive rights to visual and audio productions at both banquet halls.

Environmental Matters. The Phase I environmental reports for the Cipriani 42nd Street Property dated July 2, 2014 and the Cipriani Wall Street Property dated July 1, 2014 recommended the development and implementation of an Asbestos Operation and Maintenance Plan.

The Market.  The national banquet/catering market accounts for approximately $47.0 billion in annual revenue. Projections for 2014 include approximately $47.5 billion in annual sales across the catering industry with the hotel catering, banquet and hospitality operations segment accounting for approximately 12.4% of total annual sales.  The Cipriani Manhattan Portfolio Properties are located in the Manhattan catering/banquet market, which is highly developed and includes a variety of facilities that hold corporate or social events.  The Cipriani Manhattan Portfolio Properties cater to both corporate and social clientele, with corporate events taking place predominantly on weekdays and weekday evenings, and social events on weekends.  Corporate clientele are derived primarily from businesses located in Manhattan, with a smaller percentage of demand derived from residential and other commercial neighborhoods in New York-Northern New Jersey – Long Island MSA.  The table below summarizes the banquet/catering properties located in Manhattan that compete with the Cipriani Manhattan Portfolio Properties based on a capacity to serve more than 800 guests per event.

Summary of Competitive Banquet/Catering Properties(1)
Property	Location	Capacity: Reception	Capacity: Dinner	Features
Cipriani 42nd Street Property	110 East 42nd Street	2,000	850	Landmark Property
Cipriani Wall Street Property	55 Wall Street	2,500	1,000	Landmark Property
Pier Sixty	23rd at Hudson River	2,000	1,200	Harbor Views
Waldorf Astoria	301 Park Avenue	2,000	1,500	Landmark Hotel
Museum of Natural History	Central Park West at 79th Street	1,200	1,000	Museum
New York Public Library	5th Avenue at 42nd Street	500	450	Library
Pierre Hotel	5th Avenue at 61st Street	1,200	700	Landmark Hotel, Views of Central Park
Capitale	130 Bowery	1,500	700	Former Bank, 75 ft. Ceilings
583 Park	583 Park Avenue	1,000	500	Former Church
Gotham Hall	1356 Broadway	1,200	500	Former Greenwich Savings Bank
(1)	Source: Appraisal

Event costs are quoted on a per person basis.  The range of average year-round Manhattan market fees is approximately $150 to $250 per person per event.  In comparison, the average year-round fee is approximately $205 per person per event for the Cipriani 42nd Street Property and $235 per person per event for the Cipriani Wall Street Property, placing them among the market leaders within the Manhattan banquet/catering market.  Given the quality and branding of the Cipriani Manhattan Portfolio Properties, the Cipriani Manhattan Portfolio Properties command prices as high as $400 per person per event during the peak banquet/catering months of April, May, June, October, November and December.  In 2013, the Cipriani 42nd Street Property hosted a total of 208 events and the Cipriani Wall Street Property hosted a total of 134 events.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W Per Sq. Ft.(1)
Banquet Food Sales	$21,935,609	$21,981,703	$24,308,692	$27,602,286	$27,602,286	$181.05
Banquet Beverage Sales	5,629,578	5,456,163	6,335,840	6,763,943	6,763,943	44.37
Banquet Room Rental	230,500	405,700	568,947	1,009,020	1,009,020	6.62
Banquet Service Charges	6,330,534	6,337,067	7,040,629	8,084,845	8,084,845	53.03
Other Income(2)	680,971	1,211,784	928,254	1,489,786	1,489,786	9.77
Net Office / Retail Rental Income(3)	1,135,716	1,080,290	1,146,207	1,164,098	856,646	5.62
Star Group (Audio/Visual) Revenue(4)	7,819,755	7,976,390	10,143,979	12,197,301	12,197,301	80.01
Total Revenue	$43,762,663	$44,449,097	$50,472,548	$58,311,279	$58,003,827	$380.47
Cost of Goods Sold(5)	11,370,180	12,383,686	14,675,712	16,209,447	16,819,493	110.33
Undistributed Expenses(6)	10,995,989	11,296,578	13,563,750	15,517,336	18,874,238	123.80
Gross Operating Profit	$21,396,494	$20,768,833	$22,233,086	$26,584,496	$22,310,095	$146.34
Total Fixed Charges(7)	4,452,677	4,745,953	4,997,661	5,540,007	$5,806,919	38.09
Net Operating Income	$16,943,817	$16,022,880	$17,235,425	$21,044,489	$16,503,176	$108.25
Replacement Reserves(8)	0	0	0	0	870,057	5.71
Net Cash Flow	$16,943,817	$16,022,880	$17,235,425	$21,044,489	$15,633,119	$102.54
(1)	U/W per Sq. Ft. is based on a total of 152,453 sq. ft.
(2)	Other Income consists of Banquet Miscellaneous, Concert Operations, Management, Banquet Commission and Miscellaneous Income.
(3)
Based on in place office and retail sublease occupancy of 78.0% including additional management fee, tenant improvement and capital expenditure adjustments. Office and retail space at the Cipriani Manhattan Portfolio Properties represents approximately 45.7% of total sq. ft. and 1.5% of Total U/W Revenue.

(4)
Star Group Productions, an affiliate of Cipriani, USA, is the exclusive audio/visual vendor of the Cipriani Manhattan Portfolio Properties and is generally required to be used by clients for events at the Cipriani Manhattan Portfolio Properties.  The Star Group Productions entity pledged 100.0% of its assets and income as additional collateral for the Cipriani Manhattan Portfolio Loan.

(5)
Cost of Goods Sold is comprised of food cost, beverage cost and Star Group expenses.  U/W Cost of Goods Sold represents the greater of the 2011-2013 average expense amounts for each line item and the amount equal to 2013 expense ratio.

(6)
Undistributed Expenses is comprised of labor, direct operating costs, utilities and repairs & maintenance, banquet, general & administrative and a management fee.  The U/W management fee is equal to 6.0% of the total revenue. There has not been nor is there a contractual management fee and as such, years 2010 through 2013 do not include any historical management fees.

(7)	Total Fixed Charges include property taxes, insurance and condominium fees.
(8)
U/W Replacement Reserves represent 1.5% of banquet hall and event space revenues.  Capital expenditures at the Cipriani Manhattan Portfolio Properties have averaged approximately $455,000 per year since 2007.

Cipriani Manhattan Portfolio Properties Historical Revenue and Net Operating Income(1)
	2006	2007	2008	2009	2010	2011	2012	2013
Total Revenue	$39,636,129	$52,835,253	$54,302,011	$38,342,842	$43,762,663	$44,449,097	$50,472,548	$58,311,279
Net Operating Income	$13,226,592	$17,837,466	$20,551,805	$12,045,857	$16,943,817	$16,022,880	$17,235,425	$21,044,489
(1)	The Cipriani Wall Street Property opened in 2005.

Cipriani 42nd Street Property Historical Revenue and Net Operating Income
	2006	2007	2008	2009	2010	2011	2012	2013
Total Revenue	$27,653,984	$36,039,092	$35,325,976	$25,253,249	$27,010,145	$25,921,369	$29,390,441	$34,861,827
Net Operating Income	$11,021,640	$15,205,587	$15,629,236	$10,398,208	$11,420,211	$9,804,282	$10,805,528	$13,110,068

Cipriani Wall Street Property Historical Revenue and Net Operating Income(1)
	2006	2007	2008	2009	2010	2011	2012	2013
Total Revenue	$11,982,145	$16,796,161	$18,976,035	$13,089,593	$16,752,518	$18,527,728	$21,082,107	$23,449,452
Net Operating Income	$2,204,952	$2,631,879	$4,922,569	$1,647,649	$5,523,606	$6,218,598	$6,429,897	$7,934,421
(1)	The Cipriani Wall Street Property opened in 2005.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

Property Management.    The Cipriani Manhattan Portfolio Properties is self managed by the sponsor.

Lockbox / Cash Management.  The Cipriani Manhattan Portfolio Loan is structured with a hard lockbox and in place cash management.  A full excess cash sweep (“Cash Trap Period”) will occur upon (i) an event of default, (ii) a Cipriani Manhattan Portfolio Mezzanine Loan (as defined below) event of default, (iii) any Operating Lessee Going Dark (as defined below), (iv) a Financial Test Trigger Event (as defined below) and/or (v) a Specified Trigger Event (as defined below).

“Operating Lessee” includes (i) the Cipriani 42nd Street Property operating lessee, (ii) the Cipriani Wall Street Property operating lessee, (iii)  the Star Group Productions lessee and (iv) any of their respective successors and/or assigns.

“Going Dark” refers to any tenant ceasing operations in its leased space while still fulfilling its other material obligations under its respective lease.

A “Financial Test Trigger Event” will occur if, at any time, (i) Cipriani USA reports Cipriani Manhattan Portfolio Property gross revenues of less than $50,000,000 for the trailing 12 month period or (ii) the Operating Lessees report (a) annual gross revenues of less than $37,000,000 for the trailing 12 month period or (b) net operating income minus replacement reserves of less than $13,000,000 for the trailing 12 month period.

A “Specified Trigger Event” will occur upon (i) a breach of any representation, warranty or covenant pertaining to legal requirements or licenses, but only if such breach arises solely on account of the operation of the Cipriani Manhattan Portfolio Properties or a portion thereof (a) under a temporary certificate of occupancy rather than a permanent certificate of occupancy or (b) without a public assembly permit or in a manner that would require the same or (ii) the commencement and continuation of a bankruptcy action involving an Operating Lessee, but only if (a) the debtor in possession or trustee of the Operating Lessee has assumed the related operating lease, (b) under the bankruptcy code, the related operating lease remains in full force and effect is no longer subject to rejection, (c) all past due amounts under the related operating lease have been paid in full and (d) all amounts due and payable under the related operating lease are being paid prior to delinquency.

Initial Reserves.  At closing, the borrower deposited (i) $269,884 into a tax reserve account, (ii) $435,896 into an insurance reserve account and (iii) $169,292 into a condominium charge reserve account.

Ongoing Reserves.  On a monthly basis, the borrower is required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $269,884, (ii) 1/12 of the required insurance premiums, which currently equates to $62,271 and (iii) $16,897 into a replacement reserve account.  Additionally, at the option of lender, if borrower fails to make any payment of condominium common charges, the borrow will be required to deposit on each monthly payment date an amount equal to the condominium common charges that will be payable for the immediately following month.

Current Mezzanine or Subordinate Indebtedness.  A $28,000,000 mezzanine loan was funded at closing (the “Cipriani Manhattan Portfolio Mezzanine Loan”).  The Cipriani Manhattan Portfolio Mezzanine Loan is coterminous with the Cipriani Manhattan Portfolio Loan and accrues interest at a rate of 10.0000% per annum.  The Cipriani Manhattan Portfolio Mezzanine Loan has a 10-year term and is interest only for the term of the Cipriani Manhattan Portfolio Loan.  The Cipriani Manhattan Portfolio Mezzanine Loan is held by CIP 18 (NY) Mezz LLC, an affiliate of W.P. Carey, Inc.

Future Mezzanine or Subordinate Indebtedness Permitted.  None.

Pledge of Equity in Operating Lessees.    Each of the Cipriani Manhattan Portfolio Properties is 100.0% leased to and operated by a borrower affiliate under an operating lease.  Each Operating Lessee executed a pledge and security agreement pursuant to which the borrowers’ interest in their respective operating lease was pledged as security for the payment and performance of each operating lease.  The borrowers assigned their rights and interests under the pledge and security agreements to lender as additional collateral for the borrowers’ obligations under the Cipriani Manhattan Portfolio Loan.

Operating Leases.    The operating leases require the Operating Lessees to make monthly lease payments totaling (in the aggregate) $15,000,000 per year through June 30, 2029. Notwithstanding the foregoing, 100.0% of the revenue generated by the Operating Lessees is collateral for the Cipriani Manhattan Portfolio Loan.  The appraiser concluded a weighted average market rent of $99.92 for the Cipriani Manhattan Portfolio Properties or approximately $15,233,364 per year, in line with the Cipriani Manhattan Portfolio Properties contractual rental rates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

License Agreement.    The sponsors executed a license agreement granting to the lender the exclusive, irrevocable, transferable, and royalty-free right to use the Cipriani trademarks solely in connection with offering services at the Cipriani Manhattan Portfolio Properties upon the occurrence of an event of default under the Cipriani Manhattan Portfolio Loan.  Notwithstanding the foregoing, the license agreement will terminate upon the later of (i) repayment in full of the Cipriani Manhattan Portfolio Loan and Cipriani Manhattan Portfolio Mezzanine Loan and (ii) two years after the date of possession of the Cipriani Manhattan Portfolio Properties by a lender in connection with a foreclosure.

Partial Release.    None.

Substitution of Properties. None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

New York, NY	Collateral Asset Summary – Loan No. 3 Cipriani Manhattan Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,941,702 33.1% 3.71x 27.5%

MIDTOWN
MURRAY HILL
1

FINANCIAL DISTRICT
BATTERY PARK CITY
Hudson River
East River
2
CARTIFACT.

CIPRIANI MANHATTAN PORTFOLIO

1	Cipriani 42nd Street	110 East 42nd Street	New York, NY	10017
2	Cipriani Wall Street	55 Wall Street	New York, NY	10005

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1918 Plantation Key Circle Brandon, FL 33511	Collateral Asset Summary – Loan No. 4 Park at Siena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 68.7% 1.49x 8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1918 Plantation Key Circle Brandon, FL 33511	Collateral Asset Summary – Loan No. 4 Park at Siena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 68.7% 1.49x 8.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Randy X. Ferreira
Borrower:	Plantation Providence, LLC
Original Balance:	$58,500,000
Cut-off Date Balance:	$58,500,000
% by Initial UPB:	5.0%
Interest Rate:	4.2000%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2019
Amortization(1):	Interest-only for first 12 months; 360 months thereafter
Additional Debt(2):	$6,500,000 Mezzanine Loan
Call Protection:	L(24), D(31), O(5)
Lockbox / Cash Management:	Soft / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$700,702	$77,856
Insurance:	$0	Springing
Replacement:	$420,172	$20,948
Required Repairs:	$3,125	NAP

Financial Information
Mortgage Loan		Total Debt
Cut-off Date Balance / Unit:	$59,572	$66,191
Balloon Balance / Unit:	$55,885	$62,094
Cut-off Date LTV:	68.7%	76.3%
Balloon LTV:	64.4%	71.6%
Underwritten NOI DSCR(4):	1.57x	1.26x
Underwritten NCF DSCR(4):	1.49x	1.20x
Underwritten NOI Debt Yield:	8.9%	8.0%
Underwritten NCF Debt Yield:	8.5%	7.6%
Underwritten NOI Debt Yield at Balloon:	9.5%	8.5%
Underwritten NCF Debt Yield at Balloon:	9.0%	8.1%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Brandon, FL
Year Built / Renovated:	1986, 1991-2002 / 2013-2014
Total Units:	982
Property Management:	Blue Rock Partners, LLC
Underwritten NOI:	$5,203,287
Underwritten NCF:	$4,951,915
Appraised Value:	$85,200,000
Appraisal Date:	June 19, 2014

Historical NOI
Most Recent NOI:	$4,558,870 (T-12 June 30, 2014)
2013 NOI:	$4,399,019 (December 31, 2013)
2012 NOI(5):	NAV
2011 NOI:	$2,604,202 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	94.8% (June 30, 2014)
2013 Occupancy:	96.0% (December 31, 2013)
2012 Occupancy(5):	NAV
2011 Occupancy:	85.0% (December 31, 2011)
(1)
Following an initial 12-month interest only period from the first payment date, the Park at Siena Loan is structured with a fixed amortization schedule based on a 360-month amortization period for the mortgage loan, together with the related mezzanine loan. See Annex H to the Free Writing Prospectus.

(2)	See “Current Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.09x and 1.99x, respectively.
(5)
The borrower acquired the property in December 2012 and began a full renovation of the property in January 2013. 2012 NOI and 2012 Occupancy are unavailable due to differences in reporting and the subsequent renovation of the property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1918 Plantation Key Circle Brandon, FL 33511	Collateral Asset Summary – Loan No. 4 Park at Siena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 68.7% 1.49x 8.9%

Unit Mix Summary
Unit Type	# of Units	% of Total	Occupied Units(1)	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	534	54.4%	514	96.3%	764	$694	$0.91
1 Bed / 2 Bath	16	1.6%	15	93.8%	900	$743	$0.83
2 Bed / 2 Bath	360	36.7%	337	93.6%	1,008	$808	$0.80
3 Bed / 2 Bath	72	7.3%	65	90.3%	1,200	$956	$0.80
Total / Wtd. Avg.	982	100.0%	931	94.8%	887	$755	$0.85
(1)	Based on a rent roll dated June 30, 2014.

The Loan. The Park at Siena loan (the “Park at Siena Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 982-unit  Class A/B garden multifamily property located at 1918 Plantation Key Circle in Brandon, Florida (the “Park at Siena Property”) with an original principal balance of $58.5 million. The Park at Siena Loan has a 5-year term with an initial 12-month interest only period and is structured with a fixed amortization schedule based on an effective 360-month amortization schedule. The Park at Siena Loan accrues interest at a fixed rate equal to 4.2000% and has a cut-off date balance of $58.5 million. Loan proceeds, along with a $6.5 million mezzanine loan were used to retire existing debt of approximately $48.9 million, fund reserves of approximately $1.1 million and pay closing costs of approximately $0.9 million, giving the borrower a return of equity of approximately $14.1 million. Based on the appraised value of $85.2 million as of June 19, 2014, the cut-off date LTV is 68.7% and the remaining implied equity, including the $6.5 million mezzanine loan, is $20.2 million. The most recent financing of the Park at Siena Property was included in the ACR 2013-FL1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$58,500,000	90.0%	Loan Payoff	$48,858,762	75.2%
Mezzanine Loan	$6,500,000	10.0%	Reserves	$1,124,000	1.7%
			Closing Costs	$932,642	1.4%
			Return of Equity	$14,084,597	21.7%
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%

The Borrower / Sponsor.    The borrower, Plantation Providence, LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Randy X. Ferreira.

Randy X. Ferreira is a co-founder and managing partner of Blue Rock Partners, LLC (“Blue Rock Partners”) a privately-held commercial real estate company which invests in and manages apartment communities with a focus on the southeastern United States. Since it was formed in 2004, Blue Rock Partners has acquired 16 apartment communities totaling over 5,500 units around Tampa and Orlando, Florida, and has ownership interests in an additional 11 communities located throughout Florida and Alabama. Prior to co-founding Blue Rock Partners, Mr. Ferreira was one of the founders of Landmark Residential, where he was responsible for the acquisition, management and repositioning of over 8,000 apartment units in Florida and Alabama. Throughout his career, Mr. Ferreira has supervised in excess of 20,000 apartment units and over 1.0 million sq. ft. of commercial space and supervised the construction of over 3,500 units throughout the southeastern United States.

The Property.   The Park at Siena Property is a 982-unit, Class A/B garden-style multifamily property comprised of 42 two and three-story apartment buildings located on a 60.5 acre site in Brandon, Florida. The Park at Siena Property was constructed in phases from 1986 through 2002 and was formerly comprised of two communities which were combined upon the borrower’s acquisition in December 2012. The prior communities were Plantation Key, which was constructed in phases between 1991 and 2002, consists of 712 units and is located on the west side of Providence Road, and Providence Park, which was constructed in 1986, consists of 270 units and is located on the east side of Providence Road. The Park at Siena Property has 1,720 parking spaces for a parking ratio of 1.75 spaces per unit. Property amenities at the Park at Siena Property include two clubhouses, a fitness center, three pools with cabanas and misters, a playground, coffee bar, two business centers with high-speed internet and Wi-Fi, lighted tennis court, Wi-Fi café and leasing office with reception area. Unit amenities include fully equipped kitchens with electric appliances that include a range/oven, frost-free refrigerator and dishwasher, as well as vent hoods, double stainless steel sinks and garbage disposals. Bathrooms within each unit feature combination tub/showers with garden tubs and ceramic tile wainscot. First-floor units feature private, ground-floor entrances, with second and third floor units accessible via covered exterior stairwells. All units feature patio or balcony areas and washers and dryers in unit. The unit mix at the Park at Siena Property consists of 13 floor plans ranging from 630 sq. ft. one bedroom/one bathroom units to 1,200 sq. ft. three bedroom/two bathroom units.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1918 Plantation Key Circle Brandon, FL 33511	Collateral Asset Summary – Loan No. 4 Park at Siena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 68.7% 1.49x 8.9%

Upon acquiring the property in December 2012, the sponsor undertook a major renovation of the property at the cost of approximately $6.8 million ($6,931 per unit) which included exterior and interior renovations. Exterior renovations included upgraded landscaping, exterior paint, rebranding of the property with new entry signage and awnings, installation of a fountain, upgrades to the clubhouse,  coffee bar and internet café, pool cabanas and area misters, and tennis court. The wood perimeter fence was replaced and aluminum fencing was added to the entrances to the property. Interior renovations included new kitchen cabinets, mica countertops, gooseneck faucet, white GE electric appliances and tile backsplash. Additional unit renovations include installation of new lighting fixtures, chair rail, two-inch blinds, and “wood look” vinyl flooring in kitchens and bathrooms.

Environmental Matters.    The Phase I environmental report dated July 1, 2014 recommended no further action at the Park at Siena Property.

The Market.   The Park at Siena Property is located in Brandon, Florida, a suburb of Tampa, Florida and part of the Tampa Bay metropolitan statistical area. The Park at Siena Property is situated along either side of Providence Road, and is located within walking distance to the Westfield Brandon Mall, located directly to the west of the property. The Park at Siena Property benefits from close proximity to major roadways U.S. Highway 301, Interstate 75 and Brandon Boulevard, as well as good proximity to employment centers and shopping. Notable employers in immediate vicinity of the Park at Siena Property include the Brandon Regional Hospital, JP Morgan Chase & Co., Citicorp, Verizon Communications and the Hillsborough County Administration. Within a three-mile radius of the Park at Siena Property, the 2014 population and average household income were 88,496 and $57,867, respectively.

The Park at Siena Property is considered part of the Brandon/Plant City submarket, which contains 15,642 units of inventory. As of Q1 2014, the Brandon/Plant City submarket had a vacancy rate of 4.5%, up slightly from 4.3% during Q1 2013, and average asking rent of $1,015 per unit, up 3.0% from Q1 2013. During 2013, an additional 344 units were delivered to the market. No future construction is expected to be completed during 2014, and only 310 more units are expected to be completed during 2015. During the previous five years, submarket vacancy peaked in 2009 at 10.0%. Average asking rent has increased from a low of $920 in 2009 to the high of $1,015 in Q1 2014. Concessions in the submarket typically include waived move-in fees to reduced rents which amount to one-half to one month free rent prorated over the lease term and have been on the decline over the previous two years. The following chart describes the competitive properties as identified by the appraiser:

Competitive Set(1)
Name	Park at Siena Property	Hamilton Bay	Indigo Point	Paddock Club	Tuscany Villas	Lakewood Place	Camden Providence Lakes	Charleston Landings
Distance from Subject	NAP	2.1 miles	2.0 miles	1.8 miles	2.3 miles	1.2 miles	2.4 miles	1.4 miles
Year Built	1986,1991-2002	1989	1989	1997	1997	1988	1996	1986
Total Occupancy	94.8%(2)	91%	98%	95%	95%	96%	95%	95%
No. of Units	982(2)	444	240	440	248	346	260	300
Avg. Rent Per Unit	$755(2)	$895	$848	$948	$942	$887	$977	$846
(1)	Source: Appraisal
(2)	Based on a rent roll dated June 30, 2014.

Cash Flow Analysis.

Cash Flow Analysis(1)
	2011	2013	T-12 6/30/2014	U/W	U/W per Unit
Gross Potential Rent	$6,467,209	$8,234,984	$8,608,517	$8,953,650	$9,118
Total Recoveries	0	528,291	567,944	567,944	$578
Total Other Income	199,197	344,040	380,878	380,878	$388
Less: Concessions	(961,821)	(269,721)	(236,435)	(176,420)	($180)
Less: Vacancy & Credit Loss(2)	0	(1,001,131)	(878,414)	(622,676)	($634)
Effective Gross Income	$5,704,585	$7,836,463	$8,442,490	$9,103,376	$9,270
Total Operating Expenses	3,100,384	3,437,444	3,883,620	3,900,089	$3,972
Net Operating Income	$2,604,202	$4,399,019	$4,558,870	$5,203,287	$5,299
Capital Expenditures	0	0	0	251,372	$256
Net Cash Flow	$2,604,202	$4,399,019	$4,558,870	$4,951,915	$5,043

(1)	Financial statements for 2012 were unavailable due to differences in reporting and the borrower’s acquisition and subsequent renovation of the property which began in 2012.
(2)	U/W Vacancy & Credit Loss includes $101,156 of credit loss (1.1% of Gross Potential Rent) and economic vacancy of $521,520 (5.8% of Gross Potential Rent).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1918 Plantation Key Circle Brandon, FL 33511	Collateral Asset Summary – Loan No. 4 Park at Siena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 68.7% 1.49x 8.9%

Property Management.    The Park at Siena Property is managed by Blue Rock Partners, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Park at Siena Loan is structured with a soft lockbox and springing cash management. All rents and other gross revenue are required to be deposited by the borrower or manager into a clearing account within one business day of receipt. All funds in the clearing account are swept daily into the borrower’s operating account unless a Trigger Period (as defined herein) is continuing, in which event funds will be swept on a daily basis into the lockbox account and disbursed in accordance with the loan documents. During a Trigger Period, all excess cash will be swept into a lender controlled account as additional collateral for the Park at Siena Loan.

A “Trigger Period” will commence (i) upon the occurrence of an event of default, (ii) if, as of any quarterly testing date, the DSCR is less than 1.05x (a “Low DSCR Trigger Period”), or (iii) upon an event of default under any mezzanine loan documents, and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR is at least 1.10x for two consecutive calendar quarters, or (C) with respect to a Trigger Period continuing due to clause (iii) above, when such event of default is no longer continuing.

Initial Reserves.    At closing, the borrower deposited (i) $700,702 into a tax reserve account, (ii) $420,172 into the replacement reserve account and (iii) $3,125 into the required repairs reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $77,856 into a tax reserve account and (ii) $20,948 into a replacement reserve account. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    A $6,500,000 mezzanine loan was funded concurrently with the Park at Siena Loan. The mezzanine loan is coterminous with the Park at Siena Loan, accrues interest at a rate of 11.0000%, and amortizes on a fixed schedule based on a 360-month amortization term after an initial 12-month interest only period. An intercreditor agreement is in place with respect to the Park at Siena Loan and related mezzanine loan. The mezzanine loan is currently held by an affiliate of Rialto Capital Management LLC.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1918 Plantation Key Circle Brandon, FL 33511	Collateral Asset Summary – Loan No. 4 Park at Siena	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 68.7% 1.49x 8.9%

CARTIFACT
Citrus Park
Westfield Citrus Park
Northdale Golf & Tennis Club
Avila Golf & Country Club
Emerald Greens Golf & Country Club
Hidden Gunn Golf & Driving Range
W FLETCHER AVE
WESTCHASE
589
GUNN HWY
CARROLLWOOD
PLANTATION
University Mall
University of South Florida
582
Westchase Golf Club
LINEBAUGH AVE
Babe Zaharias Golf Course
Busch Gardens Tampa
TEMPLE TERRACE
SHELDON CHASE
TWELVE OAKS
Town 'N' Country
SHELDON RD
HANLEY RD
Egypt Lake
W HILLSBOROUGH AVE
301
TAMPA EXECUTIVE AIRPORT
PINECREST WEST PARK
580
HILLSBOROUGH AVE
W HILLSBOROUGH AVE
600
92
Tampa
EAST TAMPA
MEMORIAL HWY
Al Lopez Park
TAMPA INTERNATIONAL AIRPORT
Rocky Point Golf Club
Raymond James Stadium
TAMPA HEIGHTS
60
International Plaza
W COLUMBUS DR
4
41
Park at Siena
1918 Plantation Key Circle
Brandon, FL 33511
Old Tampa Bay
275
DOWNTOWN TAMPA
W JOHN F KENNEDY BLVD
St Pete Times Forum
BEACH PARK
HENDERSON BLVD
SELMON EXPY
Brandon
VIRGINIA BEACH
PETER O KNIGHT AIRPORT
Hillsborough Bay
W GANDY BLVD
SOUTHWEST TAMPA
S WEST SHORE BLVD
75
Picnic Island Park
MACDILL AIR FORCE BASE
St Petersburg
Tampa Bay
Apollo Beach
E ADAMO DR
W BRANDON BLVD
Hillsboro Memorial Gardens
Westfield Brandon
SELMON EXPY
CAUSEWAY BLVD E
PROVIDENCE RD
LUMSDEN RD W

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Michael Freed; Peter Heinemann
Borrower:	Post Ranch Inn LLC
Original Balance:	$50,000,000
Cut-off Date Balance:	$50,000,000
% by Initial UPB:	4.3%
Interest Rate:	3.8000%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2026
Anticipated Repayment Date:	August 6, 2019
Amortization:	Interest Only, ARD
Additional Debt(1):	Unsecured Obligation
Call Protection:	L(24), D(32), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
FF&E:	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$1,282,051
Balloon Balance / Room:	$1,282,051
Cut-off Date LTV:	48.7%
Balloon LTV:	48.7%
Underwritten NOI DSCR:	3.95x
Underwritten NCF DSCR:	3.46x
Underwritten NOI Debt Yield:	15.2%
Underwritten NCF Debt Yield:	13.3%
Underwritten NOI Debt Yield at Balloon:	15.2%
Underwritten NCF Debt Yield at Balloon:	13.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Big Sur, CA
Year Built / Renovated:	1992 / 2007, 2008
Rooms:	39
Property Management:	Post Ranch Management LLC
Underwritten NOI:	$7,603,135
Underwritten NCF:	$6,660,682
“As-is” Appraised Value:	$102,700,000
“As-is” Appraisal Date:	June 12, 2014
“As Stabilized” Appraised Value(3):	$124,000,000
“As Stabilized” Appraisal Date(3):	July 1, 2018

Historical NOI
Most Recent NOI:	$7,641,853 (T-12 May 31, 2014)
2013 NOI:	$7,324,027 (December 31, 2013)
2012 NOI:	$6,005,286 (December 31, 2012)
2011 NOI:	$4,727,870 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	87.3% (May 31, 2014)
2013 Occupancy:	85.0% (December 31, 2013)
2012 Occupancy:	81.8% (December 31, 2012)
2011 Occupancy:	74.9% (December 31, 2011)
(1)	See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The “As Stabilized” appraised value is based on a stabilized ADR of $1,798.93 and a stabilized occupancy of 82.0%. Based on the Cut-off Date Balance of $50.0 million, the “As Stabilized” LTV ratio is 40.3%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

Post Ranch Inn Performance(1)(2)
	2011	2012	2013	T-12 May 2014
Occupancy	74.9%(3)	81.8%(3)	85.0%(3)	87.3%(3)
ADR	$1,151.78	$1,217.55	$1,349.91	$1,331.72(3)
RevPAR	$833.23	$959.50	$1,102.49	$1,163.11(3)
(1)	Source: Appraisal
(2)	The Post Ranch Inn Property does not report to any hospitality research report market information services.
(3)	Based on underwritten cash flow.

The Loan.   The Post Ranch Inn loan (the “Post Ranch Inn Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 39-room full service boutique hotel located at 47900 Highway 1 in Big Sur, California (the “Post Ranch Inn Property”) and has an original principal balance of $50.0 million. The Post Ranch Inn Loan has a 5-year term and accrues interest only prior to the Anticipated Repayment Date (“ARD”) with a final maturity date 12-years after closing. The Post Ranch Inn Loan accrues interest at a fixed rate equal to 3.8000% and has a cut-off date balance of $50.0 million. Loan proceeds were used to retire existing debt of approximately $28.0 million, pay swap breakage fees and closing costs of approximately $783,582 and return approximately $21.2 million of equity to the sponsor. Based on the “As-is” appraised value of $102.7 million as of June 12, 2014, the cut-off date LTV is 48.7% and the remaining implied equity is $52.7 million. The most recent prior financing of the property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$50,000,000	100.0%	Loan Payoff	$28,002,695	56.0%
			Closing Costs	$783,582	1.6%
			Return of Equity	$21,213,453	42.4%
Total Sources	$50,000,000	100.0%	Total Uses	$50,000,000	100.0%

The Borrower / Sponsor.    The borrower, Post Ranch Inn LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsors of the borrower and the nonrecourse carve-out guarantors are Peter Heinemann and Michael Freed, on a joint and several basis. Peter Heinemann and Michael Freed have been business partners for over 30 years and developed Post Ranch Inn Property in 1992, at a total cost basis of $46.0 million. Peter and Michael are co-founders and managing directors of Passport Resorts LLC, a hotel management and marketing company internationally known for developing and operating award-winning resorts.

Passport Resorts LLC, has owned or managed many award winning resorts including, Cavallo Point Lodge, a 142-room located at the foot of the Golden Gate Bridge in historic Fort Baker, and the Hotel Hana-Maui, a 69-room resort with luxury bungalow-style offering ocean and mountain views. Passport Resorts LLC also owned the Jean-Michel Cousteau Fiji Islands Resort, a 25-room resort located on the island of Vanua Levu on 17 acres of a coconut plantation, on Savusavu Bay, and the Sea Ranch Lodge, a 19-room coastal resort 100 miles north of San Francisco. Passport Resorts LLC formerly owned the Lodge at Skylonda, a 16-room hotel located 30 minutes south of San Francisco, in Woodside, CA.

The Property.    The Post Ranch Inn Property is a destination luxury resort, over-looking the Pacific Ocean from the cliffs of internationally renowned Big Sur, California. Situated on approximately 96.8 acres, the Post Ranch Inn Property features 39-guestrooms in 27 one-, two- and three-story buildings, a spa, two cliff-top infinity-edge pools, an outdoor heated lap pool, private hiking trails, yoga and meditation decks, a fitness center and the award winning restaurant, Sierra Mar. The Post Ranch Inn Property was built in 1992 by the sponsors and renovated in 2007 and 2008. Since 2007, the sponsors have invested over $18.7 million ($480,179 per room) into the Post Ranch Inn Property including adding ten rooms, restaurant improvements, Sonos sound system upgrades, accessibility improvements, solar thermal panels, and a spa treatment room.

The northern guestrooms include 29 bungalow-style rooms that are designated as coast houses, tree houses, ocean houses, the mountain house, and the butterfly house. All of the ocean houses are single-story buildings that include grass-covered roofs, private outdoor deck and ocean views. The coast houses are two-story cylindrically shaped buildings that also have private outdoor decks and ocean views. The tree houses are built upon stilts nine feet above the ground and offer mountainside views. The butterfly house is a three-story building that is situated in the trees with views to the Ventana Mountains. The mountain house is a two-story cylindrically shaped building similar to the coast houses, but with views of the Ventana Mountains. The southern guestrooms, recently added to the Post Ranch Inn Property in 2008, consist of 7 circular-shaped buildings with three different styles; cliff houses, peak houses, and pacific suite buildings. All of the cliff houses and pacific suites offer views of the Pacific Ocean and Big Sur coastline, while the peak houses offer views of the Santa Lucia Mountains and the Ventana Wilderness Area. The cliff houses and the peak houses are one story buildings and the pacific suite buildings are two-story buildings.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

Each room provides a wood-burning fireplace, indoor spa tub, mini-bar with complimentary snacks and non-alcoholic beverages and private deck. The guest rooms range in size from approximately 685 square feet to over 900 square feet, offering a king bed with furniture custom built by a local craftsman in the hotel’s own woodshop. Guestroom bathrooms feature a granite tub and shower combination and stone tile floors. Most guestroom bathrooms have direct access onto an outdoor deck overlooking Big Sur’s rugged coastline, complete with a stainless steel hot tub.

Environmental Matters.    The Phase I environmental report dated June 25, 2014 identified no recognized environmental concerns or any other material environmental issues or concerns and recommended no further action at the Post Ranch Inn Property.

The Market.    The Post Ranch Inn Property is centrally located to major demand generators in both Northern and Southern California. The property is located in Big Sur of Monterey County, approximately 24 miles south of Monterey on the central California coast. Fewer than 300 hotel rooms are located on the 90-mile stretch of Highway 1 between Carmel and San Simeon with no new supply coming on-line due to limited development opportunities along the coast. Big Sur’s distinctive topography offers stunning views, making it one of California’s most popular tourist destinations. The Post Ranch Inn Property benefits from its proximity to some of the strongest regional generators being situated 151 miles south of San Francisco, approximately 105 miles south of San Jose, and 291 miles north of Los Angeles. The property is easily accessed from San Francisco and Los Angeles via Highway 101 from either direction, and via air, with the San Jose International Airport and Monterey Peninsula Airport approximately 107 miles and 36 miles north, respectively. Big Sur is established as a premier California destination, offering a variety of possibilities from luxury hotels, spas, shops and art galleries, to rustic campgrounds, beaches and hiking trails.

Although the Big Sur market area is primarily considered to be a tourist destination given the area’s fundamental natural beauty and the protected status of most of its lands, there are many major employers located in the greater Los Angeles market that provide additional lodging demand. Silicon Valley companies such as Yahoo!, Google, Cisco, EBay, Apple, Facebook, NetApp, Applied Materials, Synopsys and Lockheed Martin Space Systems provide additional demand in the nearby area. Silicon Valley has received more patents than any other technology region in the United States. Technology businesses centered here continue to grow and expand, as do the service and support businesses to the industry. The characteristics of an area’s workforce provide an indication of the type and amount of transient visitation likely to be generated by local businesses. Sectors such as finance, insurance, and real estate, wholesale trade and services produce a considerable number of visitors who are not particularly rate sensitive. Overall, economic activity in this market area has generally recovered and is moving towards stabilization. Tourism and commercial activity are robust, partly attributable to the expansion of the technology sector in the greater Bay Area.

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy	2013 ADR	2013 RevPAR
Post Ranch Inn Property	39	1992	0	85%	$1,349.91	$1,102.49
Auberge Du Soleil	50	1984	2,195	63%	$1,115.00	$702.45
San Ysidro Ranch	41	1893	1,380	60%	$1,005.00	$603.00
Calistoga Ranch An Auberge Resort	48	2004	960	55%	$1,060.00	$583.00
Lodge At Pebble Beach	161	1919	10,514	69%	$808.00	$557.52
Casa Palmero Pebble Beach	24	1999	1,260	56%	$972.00	$544.32
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 5/31/2014	U/W	U/W per Room
Occupancy	81.8%	85.0%	87.3%	87.3%
ADR	$1,181.95	$1,305.19	$1,331.72	$1,331.72
RevPAR	$966.84	$1,109.41	$1,163.11	$1,163.11

Room Revenue	$13,800,650	$15,792,502	$16,556,924	$16,556,924	$424,537
F&B Revenue	4,930,119	5,436,357	5,498,576	5,498,576	140,989
Spa Revenue	1,100,735	1,158,962	1,172,665	1,172,665	30,068
Minor Op. Revenue	338,730	529,063	357,453	333,163	8,543
Total Revenue	$20,170,234	$22,916,884	$23,585,618	$23,561,328	$604,137
Operating Expenses	8,335,013	9,268,199	9,577,350	9,577,350	245,573
Undistributed Expenses	4,244,733	4,632,192	4,631,689	4,631,689	118,761
Gross Operating Profit	$7,590,488	$9,016,493	$9,376,579	$9,352,289	$239,802
Total Fixed Charges & Management Fee	1,585,202	1,692,466	1,734,726	1,749,154	44,850
Net Operating Income	$6,005,286	$7,324,027	$7,641,853	$7,603,135	$194,952
FF&E(1)	806,809	916,675	943,424	942,453	24,165
Net Cash Flow	$5,198,477	$6,407,352	$6,698,429	$6,660,682	$170,787

(1)	U/W FF&E represents 4.0% of U/W Total Revenue

Property Management.    The Post Ranch Inn Property is managed by Post Ranch Management LLC, a borrower affiliate.

Lockbox / Cash Management.    The Post Ranch Inn Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the borrower. Unless a Trigger Period (as defined herein) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will commence (i) upon the Anticipated Repayment Date, (ii) upon an event of default or (iii) during a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” will occur if the debt service coverage ratio for the trailing 12-month period is less than 1.50x on the last day of the calendar quarter and will end if the DSCR is at least 1.55x for two consecutive quarters.

Initial Reserves.    None.

Ongoing Reserves.    On a monthly basis, if (a) the debt yield is not at least 10.0%, (b) an event of default is continuing or (c) from and after the Anticipated Repayment Date, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account and (iii) 4.0% of gross revenues for the prior month into an FF&E reserve account. With respect to reserves triggered due to the failure of the debt yield to be at least 10.0%, amounts in such reserves shall, provided no Trigger Period is continuing, be disbursed to the borrower once the property achieves a debt yield of at least 10.0% as of the last day of any calendar quarter.

Current Mezzanine or Subordinate Indebtedness.    In 2008, when the 10 southern ridge guestrooms were added to the Post Ranch Inn Property, the property line was adjusted to facilitate the addition. In connection with the lot line adjustments, the parent company of the borrower agreed to pay Mark and Karen Sullivan (the owners of the adjacent land) an annual fee equal to 1.25% of gross revenue attributed to the 10 new units on the southern ridge, until their death. The fee is payable in two parts, a base fee of $25,000 payable each January, with the true-up to the 1.25% due in December. The fees are subject to a lifetime minimum payout of $400,000. The fee, structured as an operating expense of the borrower, is reimbursed by the borrower to the parent company. Underwritten fees due to Mark and Karen Sullivan in connection with the lot line adjustments were $72,500, equal to the borrower’s budgeted amount and 0.3% of Total Revenues.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

Anticipated Repayment Date.   The $50.0 million first mortgage loan has an anticipated repayment date of August 6, 2019 (the “Anticipated Repayment Date”) and a stated maturity date of August 6, 2026.  Prior to the Anticipated Repayment Date, the Post Ranch Inn Loan accrues interest at a fixed rate equal to 3.8000% per annum (the “Initial Interest Rate”) on a interest only amortization schedule.  From and after the Anticipated Repayment Date, (i) the Post Ranch Inn Loan accrues interest at a fixed rate per annum (the “Adjusted Interest Rate”) equal to the sum of 3.00% plus the greater of (a) the Initial Interest Rate or (b) the sum of the then-current 5 year U.S. Treasury Rate plus the then-current 5 year swap spread plus 190 basis points and (ii) the borrower is required to make a monthly interest payment amount equal to the interest accrued at the Initial Interest Rate. The portion of the interest at the Adjusted Interest Rate in excess of interest at the Initial Interest Rate (the “Additional Accrued Interest”) shall accrue and be payable at maturity. Failure by the borrower to pay the Additional Accrued Interest on a monthly basis or to pay the Post Ranch Inn Loan in full on the Anticipated Repayment Date will not be an event of default under the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

47900 Highway 1 Big Sur, CA 93920	Collateral Asset Summary – Loan No. 5 Post Ranch Inn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,000,000 48.7% 3.46x 15.2%

CARTIFACT
Salinas
Marina
MARINA MUNICIPAL AIRPORT
SALINAS MUNICIPAL AIRPORT
Monterey Bay
Pacific Grove
Monterey Bay Aquarium
Seaside
Sand City
Monterey
MONTEREY PENINSULA AIRPORT
Carmel
Carmel Bay
Point Lobos State Reserve
Gibson Beach
Carmel Highlands
Carmel Valley
PACIFIC OCEAN
Bixby Bridge
LOS PADRES NATIONAL FOREST
Point Sur Lighthouse
CABRILLO HWY
Andrew Molera State Park
Andrew Molera State Beach
Big Sur Village
Cooper Point
Pfeiffer Beach
Post Ranch Inn
47900 Highway 1
Big Sur, CA 93920
Big Sur
Oakland
San Francisco
SF Bay
Hayward
Tracy
San Mateo
Palo Alto
San Jose
Saratoga
Los Gatos
Santa Cruz
Gilroy
Monterey Bay
Hollister
Salinas
Monterey
Soledad
King City
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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100-250 Riverfront Drive Detroit, MI 48226	Collateral Asset Summary – Loan No. 6 Riverfront Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,750,000 71.5% 1.24x 8.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-250 Riverfront Drive Detroit, MI 48226	Collateral Asset Summary – Loan No. 6 Riverfront Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,750,000 71.5% 1.24x 8.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Tomas Rosenthal; The JR 2012 Family Trust
Borrower:	Riverfront Towers Holdings, LLC
Original Balance:	$48,750,000
Cut-off Date Balance:	$48,750,000
% by Initial UPB:	4.2%
Interest Rate:	4.9400%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(89), O(7)
Lockbox / Cash Management:	Soft / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$776,719	$218,576
Insurance:	$0	Springing
Immediate Repairs:	$17,473	NAP
Capital Improvements Reserve(2):	$750,000	$12,234
Capital Expenditure Holdback Reserve(2):	$750,000	NAP

Financial Information
Cut-off Date Balance / Unit:	$87,996
Balloon Balance / Unit:	$76,023
Cut-off Date LTV(3):	71.5%
Balloon LTV(3):	61.7%
Underwritten NOI DSCR(4):	1.29x
Underwritten NCF DSCR(4):	1.24x
Underwritten NOI Debt Yield:	8.2%
Underwritten NCF Debt Yield:	7.9%
Underwritten NOI Debt Yield at Balloon:	9.5%
Underwritten NCF Debt Yield at Balloon:	9.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	High Rise Multifamily
Collateral:	Fee Simple
Location:	Detroit, MI
Year Built / Renovated:	1983, 1992 / NAP
Total Units:	554
Property Management:	The Hayman Company, Inc.
Underwritten NOI:	$4,010,915
Underwritten NCF:	$3,864,105
“As Complete” Appraised Value:	$68,225,000
“As Complete” Appraisal Date:	May 27, 2014

Historical NOI
Most Recent NOI:	$3,530,176 (T-12 May 31, 2014)
2013 NOI:	$3,061,300 (December 31, 2013)
2012 NOI(5):	NAV
2011 NOI(5):	NAV

Historical Occupancy
Most Recent Occupancy:	95.5% (June 24, 2014)
2013 Occupancy:	93.0% (December 31, 2013)
2012 Occupancy:	81.0% (December 31, 2012)
2011 Occupancy:	NAV
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)
Two upfront escrows were established at closing in the aggregate amount of $1.5 million for the scheduled capital improvements of the property. $750,000 will be released to the borrower upon the completion of capital improvements and the remaining $750,000 will be released to the borrower subject to a debt yield test of 8.75% on the gross loan amount.

(3)
Based on the “As Complete” appraised value of $68.2 million, which takes into account upgrades being performed at each property.  At closing, $1.5 million was deposited in escrows for capital improvements and repairs.  Based on the “As-is” appraised value of $66,700,000, the Cut-off Date LTV is 73.1%.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.64x and 1.58x, respectively.
(5)	The borrower acquired the Riverfront Towers Property in November 2012. Full year financials for 2011 and 2012 are not available.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-250 Riverfront Drive Detroit, MI 48226	Collateral Asset Summary – Loan No. 6 Riverfront Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,750,000 71.5% 1.24x 8.2%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	208	37.5%	199	95.7%	738	$1,000	$1.36
1 Bed / 1.5 Bath	56	10.1%	53	94.6%	771	$1,084	$1.41
2 Bed / 1 Bath	25	4.5%	24	96.0%	1,025	$1,263	$1.23
2 Bed / 2 Bath	245	44.2%	239	97.6%	1,204	$1,438	$1.19
2 Bed / 3 Bath	20	3.6%	14	70.0%	2,390	$3,028	$1.27
Total / Wtd. Avg.	554	100.0%	529	95.5%	1,020	$1,272	$1.28
(1)	Based on a rent roll dated June 24, 2014

The Loan.    The Riverfront Towers loan (the “Riverfront Towers Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 554 unit high rise multifamily property located at 100-250 Riverfront Drive in Detroit, MI (the “Riverfront Towers Property”) with an original principal balance of approximately $48.8 million. The Riverfront Towers Loan has a 10-year term and amortizes on a 30-year schedule after an initial 24 month interest only period. The Riverfront Towers Loan accrues interest at a fixed rate equal to 4.9400% and has a cut-off date balance of approximately $48.8 million. Loan proceeds were used to retire existing debt of approximately $36.1 million, fund reserves of approximately $2.3 million, pay closing costs of approximately $234,468 and return approximately $10.1 million of equity to the sponsor. Based on the “As Complete” appraised value of approximately $68.2 million as of May 27, 2014, the cut-off date LTV is 71.5% and the remaining implied equity is $19,475,000. The most recent prior financing of the Riverfront Towers Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$48,750,000	100.0%	Loan Payoff	$36,133,926	74.1%
			Reserves	$1,544,192	3.2%
			Capital Expenditure Holdback	$750,000	1.5%
			Closing Costs	$234,468	0.5%
			Return of Equity	$10,087,415	20.7%
Total Sources	$48,750,000	100.0%	Total Uses	$48,750,000	100.0%

The Borrower / Sponsor.    The borrower, Riverfront Towers Holdings, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Tomas Rosenthal and The JR 2012 Family Trust, jointly and severally.

Tomas Rosenthal, who founded Hampshire Properties in 1988, has steadily grown the company’s holdings to over $750.0 million on behalf of investors. Headquartered in Brooklyn, New York, Hampshire Properties is a privately-held real estate investment firm with office, industrial and multifamily properties throughout North America.

The Property.    The Riverfront Towers Property is a 554-unit, Class A high rise multifamily property located at 100-250 Riverfront Drive in Detroit, Michigan, in direct proximity to downtown Detroit.  The apartment complex is comprised of two towers, which are 26 and 29-stories high. Originally constructed in 1983 and 1992, the Riverfront Towers Property contains 554 units and, as of June 24, 2014, was 95.5% occupied with management currently offering zero concessions to any tenants. Amenities at the Riverfront Towers Property include a health and fitness center, indoor heated pool, jogging trail, dog run, river walk with a picnic/grilling area and playground, and a skywalk to the People Mover, an elevated rail system and the closest public transportation to the Riverfront Towers Property. The Riverfront Towers Property also includes a three-story amenities building and a separate five-story parking structure that offers 722 parking spaces and two rooftop tennis courts. Included within the amenities building, there is convenient access to a signature club restaurant, café, dry cleaners, salon and ATM.

The borrower acquired the Riverfront Towers Property in November 2012 for $42.0 million from Arbor Commercial Mortgage. Since the acquisition, the sponsor has invested $3.7 million in capital expenditures and increased occupancy from 81.0% to its current occupancy of 95.5%. The sponsor will continue making value-add upgrades using the $1.5 million capital improvements reserve.

Environmental Matters.    The Phase I environmental report dated June 4, 2014 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at the Riverfront Towers Property, which is already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-250 Riverfront Drive Detroit, MI 48226	Collateral Asset Summary – Loan No. 6 Riverfront Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,750,000 71.5% 1.24x 8.2%

The Market.    The Riverfront Towers Property is located in the city of Detroit, along the Detroit River within Wayne County, in the Detroit metropolitan statistical area (“MSA”). Approximately 80,500 people work in downtown Detroit, which comprises about one-fifth of the city’s employment base. Approximately 18.0% of the region’s employees work in the education and health services sector while 16.5% work in professional and business services. Large private employers in the region include Ford Motor Co., Detroit Medical Center, Quicken Loans/Rock Financial Inc., Wayne State University and General Motors Corp., among others. According to the Bureau of Labor Statistics, the current unemployment rate within the MSA was 9.1%, 170 basis points lower than the prior year’s rate of 10.8%.

The Riverfront Towers Property is located within the Downtown submarket which is part of the greater Metro Detroit apartment market. As of Q1 2014, the Downtown multifamily submarket maintains a current vacancy rate of 6.5%, which is 100 basis points below that of the 7.5% indication as of 2013. The current submarket effective rental rate is $948 per unit per month.  Over the last 3, 5 and 9-year periods, rental rates have increased 10.4%, 15.8% and 10.6%, respectively. Of currently existing inventory, the submarket is comprised of 38.8% Class A properties and 61.2% Class B and Class C properties. Within the Class A property submarket, there is a 2.4% vacancy rate and an asking rent of $1,219 a month as of 2014. This current vacancy is a 120 basis point change from the 2013 annualized figure of 3.6%. On average, effective rent growth of 1.9% per annum is projected through 2018 along with the vacancy forecasted to remain well below 5.0%.

Competitive Set(1)
Name	Riverfront Towers Property	The Lofts of Merchant Row	Detroit City Apartments	Renaissance City Apartments	Riverplace Apartments	Harbortown Apartments
Distance from Subject	NAP	1.1 miles	1.1 miles	1.2 miles	2.4 miles	2.8 miles
Year Built	1983, 1992	1917	1980	1985	1985	1988
Total Occupancy	95.5%(2)	100%	98%	98%	88%	95%
No. of Units	554(2)	157	351	339	301	272
Avg. Rent Per Unit	$1,272(2)	$1,469	$1,110	$1,255	$1,155	$1,333
(1)	Source: Appraisal
(2)	Based on a rent roll dated June 24, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2013	T-12 5/31/2014	U/W	U/W per Unit
Gross Potential Rent	$8,507,942	$8,585,938	$8,607,600	$15,537
Total Recoveries	101,734	156,227	156,227	$282
Total Other Income	1,243,946	1,274,821	1,288,013	$2,325
Less: Concessions(1)	(338,095)	(150,199)	(44,375)	($80)
Less: Vacancy & Credit Loss(2)	(1,263,523)	(942,431)	(894,929)	($1,615)
Effective Gross Income	8,252,004	$8,924,356	$9,112,536	$16,449
Total Expenses	5,190,704	5,394,180	5,101,621	$9,209
Net Operating Income	3,061,300	$3,530,176	$4,010,915	$7,240
Capital Expenditures	0	0	146,810	$265
Net Cash Flow	$3,061,300	$3,530,176	$3,864,105	$6,975

(1)	U/W Concessions represents 0.5% of Gross Potential Rent.
(2)	U/W Vacancy & Credit Loss represents 10.4% of Gross Potential Rent.

Property Management.    The Riverfront Towers Property is managed by The Hayman Company, Inc.

Lockbox / Cash Management.    The Riverfront Towers Loan is structured with a soft lockbox and springing cash management. All rents and other revenue collected are required to be deposited by the borrower or property manager into a clearing account within two business days of receipt. Funds in the clearing account will be swept on a daily basis into the borrower’s operating account, unless a Trigger Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the Riverfront Towers Loan documents.

A “Trigger Period” will commence (i) upon the occurrence of an event of default or (ii) if, as of any quarterly testing date, the DSCR is less than 1.10x (a “Low Debt Service Period”) and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR is at least 1.10x for two consecutive calendar quarters.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-250 Riverfront Drive Detroit, MI 48226	Collateral Asset Summary – Loan No. 6 Riverfront Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,750,000 71.5% 1.24x 8.2%

Initial Reserves.    At closing, the borrower deposited (i) $776,719 into a tax reserve account, (ii) $750,000 into the capital improvements reserve account, (iii) $750,000 into the capital expenditure holdback account (described below) and (iv) $17,473 into the immediate repairs reserve account.

Capital Expenditure Holdback.    At closing, $750,000 was deposited into the capital expenditure holdback account to be held as additional collateral for the Riverfront Towers Loan. The Riverfront Towers Loan documents permit all or a portion of the funds held in the capital expenditure holdback account to be released to the borrower, provided that, among other things, after giving effect to the disbursement to borrower, (i) the Riverfront Towers Loan debt yield is at least 8.75%. If any funds in the capital expenditure holdback account remain undisbursed after July 22, 2019, the remaining funds will be held as additional collateral for the Riverfront Towers Loan.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $218,576 into a tax reserve account and (ii) $12,234 into a capital improvements reserve account. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

100-250 Riverfront Drive Detroit, MI 48226	Collateral Asset Summary – Loan No. 6 Riverfront Towers	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$48,750,000 71.5% 1.24x 8.2%

75
375
10
MGM Grand Resort & Casino
Fox Theater
Comerica Field
Ford Field
Grand Circus Park
Detroit
Compuware Headquarters
Greektown Casino
Campus Park
Cadillac Tower
Blue Cross Blue Shield of Michigan
Penobscot Building
Guardian Building
Comerica Tower
Cobo Center
Joe Louis Arena
Hart Plaza
General Motors Renaissance Center
GRAND RIVER AVE
CASS AVE
WOODWARD AVE
W ADAMS AVE
3RD ST
BAGLEY AVE
MICHIGAN AVE
WASHINGTON BLVD
GRATIOT AVE
CLINTON ST
MACOMB ST
MONROE ST
E LAFAYETTE ST
BROOKLYN ST
SIXTH ST
ABBOTT ST
HOWARD ST
W LAFAYETTE ST
2ND BLVD
1ST ST
SHELBY ST
RANDOLPH ST
W FORT ST
W CONGRESS ST
W JEFFERSON AVE
Riverfront Towers
100-250 Riverfront Drive
Detroit, MI 48226
DETROIT WINDSOR TUNNEL
Detroit River
UNITED STATES
CANADA
Great Western Park
Windsor
Holly
Clarkston
Romeo
Utica
Howell
Waterford
Milford
Sterling Heights
Bloomfield
Brighton
Royal Oak
Warren
South Lyon
Ferndale
Roseville
Farmington Hills
Detroit
Livonia
Dexter
Canton
Dearborn
Westland
Ann Arbor
LaSalle
Milan
CARTIFACT.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

DUANE reade

WELLS FARGO

OPEN
SUBWAY

WELLS FARGO
DUANE reade

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Steven C. Witkoff
Borrower:	866 3rd Retail Owner LLC
Original Balance:	$39,500,000
Cut-off Date Balance:	$39,500,000
% by Initial UPB:	3.4%
Interest Rate:	4.4400%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$161,592	$80,796
Insurance:	$0	Springing
Lease Sweep:	NAP	Springing
Common Charges:	$0	Budget

Financial Information
Cut-off Date Balance / Sq. Ft.:	$2,241
Balloon Balance / Sq. Ft.:	$2,241
Cut-off Date LTV:	65.8%
Balloon LTV:	65.8%
Underwritten NOI DSCR(2):	1.48x
Underwritten NCF DSCR(2):	1.47x
Underwritten NOI Debt Yield:	6.6%
Underwritten NCF Debt Yield:	6.6%
Underwritten NOI Debt Yield at Balloon:	6.6%
Underwritten NCF Debt Yield at Balloon:	6.6%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	1966 / NAP
Total Sq. Ft.:	17,624
Property Management:	The Witkoff Group LLC
Underwritten NOI:	$2,624,017
Underwritten NCF:	$2,621,373
Appraised Value:	$60,000,000
Appraisal Date:	July 1, 2014

Historical NOI
Most Recent NOI:	$2,466,670 (T-12 April 30, 2014)
2013 NOI:	$2,339,891 (December 31, 2013)
2012 NOI:	$2,350,187 (December 31, 2012)
2011 NOI:	$2,237,599 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (May 27, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF
Duane Reade	NR/Baa1/BBB	9,594	54.4%	4/30/2031	$187.62
Wells Fargo(2)	AA-/A2/A+	4,269	24.2%	7/31/2024	$246.43
Chop’t Creative Salad	NR/NR/NR	2,500	14.2%	8/31/2016	$83.63
Subway	NR/NR/NR	1,260	7.1%	5/31/2019	$128.63
Total Major Tenants		17,623	100.0%		$182.90
Omnipoint(3)		1	0.0%	10/31/2017	$58,330.80
Total Occupied Collateral		17,624	100.0%
Vacant		0	0.0%
Total / Wtd. Avg.		17,624	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Tenant has a one-time option to terminate the lease by giving written notice no later than August 1, 2019, one year prior to the effective termination date with a $1,396,751 termination fee.
(3)	Represents a telecommunications antenna lease.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	1	2,500	14.2%	2,500	14.2%	$83.63	6.4%	6.4%
2017	1	1	0.0%	2,501	14.2%	$58,330.80(1)	1.8%	8.1%
2018	0	0	0.0%	2,501	14.2%	$0.00	0.0%	8.1%
2019	1	1,260	7.1%	3,761	21.3%	$128.63	4.9%	13.1%
2020	0	0	0.0%	3,761	21.3%	$0.00	0.0%	13.1%
2021	0	0	0.0%	3,761	21.3%	$0.00	0.0%	13.1%
2022	0	0	0.0%	3,761	21.3%	$0.00	0.0%	13.1%
2023	0	0	0.0%	3,761	21.3%	$0.00	0.0%	13.1%
2024	1	4,269	24.2%	8,030	45.6%	$246.43	32.1%	45.1%
Thereafter	1	9,594	54.4%	17,624	100.0%	$187.62	54.9%	100.0%
Vacant	NAP	NAP	NAP		100.0%	NAP	NAP
Total / Wtd. Avg.	5	17,624	100.0%			$186.19	100.0%
(1)	Represents income from a telecommunications antenna lease that expires in October 2017.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

The Loan.    The 866 Third Avenue Retail loan (the “866 Third Avenue Retail Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a retail condominium totaling 17,624 sq. ft. located on the ground floor and basement of 866 Third Avenue, between 52nd and 53rd Streets (the “866 Third Avenue Retail Property”) with an original principal balance of $39.5 million. The 866 Third Avenue Retail Loan has a 10-year term and pays interest only at a fixed rate equal to 4.4400% for the loan term.  Loan proceeds were used to retire existing debt of approximately $27.3 million, fund reserves of approximately $0.2 million and pay closing costs of approximately $0.8 million, giving the borrower a return of equity of approximately $11.3 million. Based on the appraised value of $60.0 million as of July 1, 2014, the cut-off date LTV ratio is 65.8% and the remaining implied equity is $20.5 million. The most recent prior financing of the 866 Third Avenue Retail Property was included in the LBUBS 2005-C3 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$39,500,000	100.0%	Loan Payoff	$27,298,399	69.1%
			Upfront Reserves	$161,592	0.4%
			Closing Costs	$768,404	1.9%
			Return of Equity	$11,271,606	28.5%
Total Sources	$39,500,000	100.0%	Total Uses	$39,500,000	100.0%

The Borrower / Sponsor.    The borrower, 866 3rd Retail Owner LLC is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Steven C. Witkoff. Steven C. Witkoff is the founder of The Witkoff Group, LLC, a fully integrated real estate investment firm that owns and manages a diverse portfolio of real estate in select U.S. markets. The company specializes in identifying and acquiring undervalued properties in major central business district locations as well as assets with strong repositioning potential in newly emerging markets. Currently, The Witkoff Group owns and operates a diversified portfolio of commercial, industrial, hospitality, and residential real estate, primarily located in the New York metropolitan area.

The Property.    The 866 Third Avenue Retail Property is a 17,624 sq. ft. retail condominium located on the ground floor and cellar within a 30-story mixed use building in the Plaza District in Manhattan. The mixed use portion includes office and hotel condominium units and is located on floors 2 through 30.  The 3rd through 11th floors are used by Memorial Sloan-Kettering Cancer Center for providing outpatient care, while the 14th through 30th floors is a 320-room hotel operated as a Marriott Courtyard. Only the retail condominium serves as collateral for the 866 Third Avenue Retail Loan.

As of May 27, 2014, the 866 Third Avenue Retail Property is 100.0% occupied by four retail tenants: Duane Reade, Wells Fargo, Chop’t Creative Salad and Subway.  In place rents are either at or below the appraiser’s concluded market rents.  Furthermore, the two largest tenants, Duane Reade and Wells Fargo, have lease expirations in April 2031 and July 2024, respectively, which are near or beyond the term of the 866 Third Avenue Retail Loan.  The 866 Third Avenue Retail Property also has an antenna lease to Omnipoint. None of the tenants at the 866 Third Avenue Retail Property report sales.

Environmental Matters.    The Phase I environmental report dated June 15, 2014 recommended no further action at the 866 Third Avenue Retail Property other than the development and implementation of an asbestos operation and maintenance plan, which was established at closing.

The Market.    The 866 Third Avenue Retail Property is located on the west side of Third Avenue between East 52nd and East 53rd Street within the Plaza District of Manhattan. The Plaza District is bounded by 59th Street on the north, Seventh Avenue on the west, 42nd Street on the south and Third Avenue to the east. The Plaza District is primarily a commercial location, generally dominated by office and hotel buildings with retail uses at grade. The 866 Third Avenue Retail Property benefits from its physical connection to the Marriott Courtyard and the Sloan Kettering Cancer Center. The entrance to the Marriott Courtyard New York Manhattan/Midtown East is bounded by the Duane Reade and the Wells Fargo spaces along Third Avenue.

The 866 Third Avenue Retail Property is located within walking distance of various forms of public transportation.  The E and M subway lines are on 53rd Street just off of Third Avenue and the M101, M102 and M103 bus lines are located along Third Avenue. Furthermore, the 6 subway line and the X2, X5, X22, X22A and X31 bus lines are located just one block west. The entrance to the subway is right in front of the Duane Reade space. Within the 866 Third Avenue Retail Property’s surrounding area are numerous landmark buildings including: The Lipstick Building, Rockefeller Center, the Citigroup Center and St. Patrick’s Cathedral.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

As of Q1 2014, the entire Manhattan general retail market has an average vacancy rate of 2.5% and average rents of $87.05 per sq. ft.  In the same period, the Plaza District submarket’s current vacancy for general retail is 2.2% with average rents of $120.47 per sq. ft. Total population within one mile of the 866 Third Avenue Retail Property is 163,379 and is forecasted to grow approximately 4% to 170,000 by 2019. Market rent conclusions and lease comparables for the 866 Third Avenue Retail Property are presented in the subsequent charts.

Market Rent Conclusions(1)
Lease Category	Third Avenue Grade	Side Street Grade	Cellar
Total Building Sq. Ft.	10,245	3,260	4,118
Market Rent (PSF)	$250.00	$175.00	$75.00
Concessions (Free Rent)	6 months (new) / 3 months (renewals)	6 months (new) / 3 months (renewals)	6 months (new) / 3 months (renewals)
Annual Escalation	3%	3%	3%
Tenant Improvements (New)	None	None	None
Tenant Improvements (Renewals)	None	None	None
Average Lease Term	10 – 15 years	10 – 15 years	10 – 15 years
(1)	Source: Appraisal

Lease Comparables(1)
Property	Tenant	Frontage	Sq. Ft.	Base Rent (PSF)	Lease Term (yrs)	Reimbursements
425 Lexington Avenue	Suarte Shoes	Lexington Avenue	1,270	$378.00	5	Gross
600 Third Avenue	Shake Shack	Third Avenue	2,400	$242.00	15	Gross
461 Lexington Avenue	Tumi	Lexington Avenue	1,300	$300.00	10	Gross
655 Third Avenue	Country Bank	Third Avenue	2,115	$175.00	10	Gross
136 East 57th Street	Bank United	Lexington Avenue	3,500	$257.14	10	Gross
451 Lexington Avenue	GRK	Lexington Avenue	2,150	$215.00	10	Gross
805 Third Avenue	Madison Avenue Jewelers	Third Avenue	635	$375.00	10	Gross
591 Lexington Avenue	Paris Baguette	Lexington Avenue	1,050	$315.00	10	Gross
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 4/30/2014	U/W	U/W PSF
Base Rent(1)	$2,821,124	$3,188,546	$3,273,332	$3,391,393	$3,729,517	$211.62
Value of Vacant Space	0	0	0	0	0	0.00
Gross Potential Rent	$2,821,124	$3,188,546	$3,273,332	$3,391,393	$3,729,517	$211.62
Total Recoveries	371,713	137,369	128,568	172,637	202,328	11.48
Total Other Income	18,545	49,691	62,353	53,203	49,000	2.78
Less: Vacancy & Credit Loss(2)	0	0	0	0	(119,425)	(6.78)
Effective Gross Income	$3,211,382	$3,375,606	$3,464,253	$3,617,233	$3,861,420	$219.10
Total Operating Expenses	973,784	1,025,419	1,124,361	1,150,563	1,237,403	70.21
Net Operating Income	$2,237,599	$2,350,187	$2,339,891	$2,466,670	$2,624,017	$148.89
TI/LC	0	0	0	0	0	0.00
Capital Expenditures	0	0	0	0	2,644	0.15
Net Cash Flow	$2,237,599	$2,350,187	$2,339,891	$2,466,670	$2,621,373	$148.74
(1)	U/W Base Rent includes $12,887 in rent steps through January 2015 and $435,149 in averaged rent attributable to credit tenants.
(2)	U/W Vacancy represents 3.0% of gross income.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

Property Management.    The 866 Third Avenue Retail Property is managed by The Witkoff Group LLC, a borrower affiliate.

Lockbox / Cash Management.    The 866 Third Avenue Retail Loan is structured with a hard lockbox and springing cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to the borrower’s operating account until the occurrence of a Trigger Period (as defined herein).  After the occurrence of and during the continuance of a Trigger Period, all funds in the lockbox will be swept daily to a lender controlled account and disbursed in accordance with the loan documents, and all excess cash flow will be held as additional collateral for the loan.

A “Trigger Period” will commence (i) upon the occurrence of an event of default, (ii) if, as of any quarterly testing date, the DSCR is less than 1.25x (a “Low Debt Service Period”), or (iii) upon the commencement of a Lease Sweep Period (as defined herein), and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR is at least 1.30x for one calendar quarter, or (C) with respect to a Trigger Period continuing due to clause (iii) above, when such Lease Sweep Period has ended and no other Lease Sweep Period is then continuing.

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of any of the following (i) the date that is twelve months prior to the earliest stated expiration of a Lease Sweep Lease (as defined herein), (ii) the date immediately following the date required under the Lease Sweep Lease by which the related Lease Sweep Tenant Party (as defined below) is required to give notice of its exercise of the renewal option (and such renewal has not been exercised), (iii) the date on which a Lease Sweep Tenant Party surrenders, cancels or terminates its Lease Sweep Lease (or any material portion thereof) prior to its then current expiration date or the date on which a Lease Sweep Tenant Party delivers to the borrower or property manager a notice that it intends to surrender, cancel or terminate its Lease Sweep Lease (or any material portion thereof) prior to its then current expiration date, (iv) upon a Lease Sweep Tenant Party insolvency proceeding, (v) upon the occurrence of a monetary or material non-monetary default under a Lease Sweep Lease by the tenant thereunder, or (vi) the date (“Go Dark Date”) that any Lease Sweep Tenant Party discontinues its business in the space demised under the applicable Lease Sweep Lease; provided, however, that, if no other Lease Sweep Period is then continuing, (1) if such Lease Sweep Tenant Party is rated investment grade and is not in default under its lease, the Lease Sweep Period will commence on the monthly payment date following the earlier to occur of (A) the one year anniversary of the Go Dark Date with respect to such Lease Sweep Lease and (B) the date on which such Lease Sweep Tenant is no longer an investment grade entity, and (2) if such Lease Sweep Tenant Party is not rated investment grade, and is not in default under its lease and it discontinues its operations at the 866 Third Avenue Retail Property in order to renovate its space and the renovations continue for more than six months, then a Lease Sweep Period will commence on the monthly payment date immediately following the 6-month anniversary of the Go Dark Date with respect to such Lease Sweep Lease.

The “Lease Sweep Lease” means (i) the Wells Fargo lease, (ii) the Duane Reade Lease or (iii) any replacement lease that, either individually or when taken together with any other lease with the same tenant (or its affiliate), covers a majority of the space demised pursuant to the Lease Sweep Lease that is being replaced.  A “Lease Sweep Tenant Party” means the tenant under a Lease Sweep Lease.

Initial Reserves.    At closing, the borrower deposited $161,592 into a tax reserve account.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $80,796 into a tax reserve account and (ii) 1/12 of the common charges set forth in the approved annual budget into the common charges reserve account. The borrower will also be required to deposit 1/12 of the annual insurance premiums into the insurance reserve on a monthly basis if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

866 Third Avenue New York, NY 10022	Collateral Asset Summary – Loan No. 7 866 Third Avenue Retail	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$39,500,000 65.8% 1.47x 6.6%

866 Third Avenue Retail
866 Third Avenue
New York, NY 10022
MIDTOWN
TURTLE BAY
UNITED NATIONS
TUDOR CITY
Central Park
Bryant Park
West New York
Union City
Hoboken
Jersey City
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Aaron Krug
Borrower:	Dry Creek Inn Limited Partnership; Sonoma Valley Inn, A California Limited Partnership
Original Balance(1):	$38,020,000
Cut-off Date Balance:	$38,020,000
% by Initial UPB:	3.2%
Interest Rate:	4.7500%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	330 months
Additional Debt:	None
Call Protection(2):	L(24), D(93), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(3)
	Initial	Monthly
Taxes:	$136,500	$19,500
Insurance:	$18,250	$6,083
FF&E:	$0	1/12 of 4.0% of gross income from operations for the previous calendar year
Renovation Repairs(4):	$1,961,001	NAP
Seasonality(5):	$330,000	Springing
PIP(6):	$0	Springing
Other(7):	$160,207	NAP

Financial Information
Cut-off Date Balance / Room:	$155,184
Balloon Balance / Room:	$121,360
Cut-off Date LTV:	67.1%
Balloon LTV:	52.4%
Underwritten NOI DSCR:	1.70x
Underwritten NCF DSCR:	1.53x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.0%
Underwritten NOI Debt Yield at Balloon:	14.1%
Underwritten NCF Debt Yield at Balloon:	12.8%

Property Information
Single Asset / Portfolio:	Two crossed loans
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Healdsburg and Sonoma, CA
Year Built / Renovated:	1986, 2007; 1987, 1999 / 2014; 2008, 2014
Total Rooms:	245
Property Management:	Krug Development Corporation
Underwritten NOI(8):	$4,205,192
Underwritten NCF:	$3,797,064
“As-is” Appraised Value:	$56,700,000
“As-is” Appraisal Date:	April 2014

Historical NOI
Most Recent NOI(8):	$3,952,591 (T-12 February 28, 2014)
2013 NOI:	$3,961,251 (December 31, 2013)
2012 NOI:	$2,958,138 (December 31, 2012)
2011 NOI:	$2,642,566 (December 31, 2011)

Historical Occupancy
Current Occupancy:	85.0% (February 28, 2014)
2013 Occupancy:	84.2% (December 31, 2013)
2012 Occupancy:	81.2% (December 31, 2012)
2011 Occupancy:	73.3% (December 31, 2011)
(1)
The Best Western Crossed Loans are comprised of the Best Western Dry Creek Inn Loan and Best Western Sonoma Valley Inn Loan (as defined herein), which are cross collateralized and cross defaulted with Original Balances of $22,420,000 and $15,600,000, respectively.

(2)
After the lockout period, the borrowers may obtain the release of the Best Western Crossed Loans from their cross collateralization obligations in connection with defeasance of an individual loan.  See “Partial Release” herein.

(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
(4)	The Best Western Properties (as defined herein) are currently undergoing elective renovations. Reserve amount reflects 100.0% of the estimated cost to complete the renovations.
(5)
On each payment date in May through October of each year, the borrower is required to make deposits into this reserve as described below under “Ongoing Reserves”.  The seasonality reserve is subject to a cap equal to the amount of the aggregate monthly deficit of net operating income required to maintain a DSCR greater than or equal to 1.10x in each month during the previous two fiscal years.

(6)	The borrower will be required to deposit 125.0% of the estimated costs associated with any future property improvement plan (“PIP”) required by Best Western International, Inc.
(7)	The other reserve is for Zoning Protection Insurance (“ZPI”). See “Initial Reserves” herein.
(8)
The increase in NOI from Most Recent NOI to Underwritten NOI is primarily the result of the execution of property management agreements with contractual management fees of 3.0% at closing.  Historically, the Best Western Properties were self managed by the sponsor for a management fee of 7.0%.  Any additional fees in excess of 3.0% have been subordinated to debt service.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

The Loan.    The Best Western Dry Creek Inn & Best Western Sonoma Valley Inn crossed loans (the “Best Western Crossed Loans”) are comprised of the Best Western Dry Creek Inn loan (“Best Western Dry Creek Inn Loan”) and the Best Western Sonoma Valley Inn loan (“Best Western Sonoma Valley Inn Loan”), two cross collateralized and cross defaulted fixed rate loans secured by the borrowers’ fee simple interests in a 163-room limited service hotel located in Healdsburg, California and an 82-room limited service hotel located in Sonoma, California, (collectively, the “Best Western Properties”), with original principal balances of approximately $22.4 million and approximately $15.6 million, respectively, and a combined original principal balance of approximately $38.0 million.  The Best Western Crossed Loans have a 10-year term and amortize on a 27.5-year schedule.  The Best Western Crossed Loans accrue interest at a fixed rate equal to 4.7500% and have a cut-off date balance of $38.0 million.  Loan proceeds were used to refinance the Best Western Properties for approximately $33.8 million, fund upfront reserves, pay closing costs and return $832,695 of equity to the sponsor.  Based on the aggregate appraised value of $56.7 million as of April 2014, the cut-off date LTV is 67.1%.  The most recent prior financing of the Best Western Dry Creek Inn Property was not included in a securitization.  The most recent prior financing of the Best Western Sonoma Valley Inn Property was included the WBCMT 2005-C21 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$38,020,000	100.0%	Loan Payoffs	$33,754,924	88.8%
			Reserves	$2,605,958	6.9%
			Closing Costs	$826,423	2.2%
			Return of Equity	$832,695	2.2%
Total Sources	$38,020,000	100.0%	Total Uses	$38,020,000	100.0%

The Borrower / Sponsor.    The borrowers, Dry Creek Inn Limited Partnership and Sonoma Valley Inn, A California Limited Partnership (collectively, “Borrowers”), are each a single purpose California Limited Partnership structured to be bankruptcy-remote each with one independent director in its organizational structure.  The sponsor of the Borrowers and nonrecourse carve-out guarantor is Aaron Krug, president of Krug Development Corporation (“KDC”).  The Krug family constructed the Best Western Properties in the 1980’s and have owned and managed the Best Western Properties ever since.  The KDC portfolio currently consists of the Best Western Properties.

The Property.    The Best Western Properties are comprised of a 163-room limited service hotel located in Healdsburg, California (the “Best Western Dry Creek Inn Property”) and an 82-room limited service hotel located in Sonoma, California (the “Best Western Sonoma Valley Inn Property”).

Constructed in 1986 by Norman Krug and expanded in 2007, the Best Western Dry Creek Inn Property sits on approximately 3.91 acres and is comprised of two buildings containing 163 hotel rooms and a third building that contains a breakfast dining area and restaurant  leased to Adel’s Restaurant.  The Adel’s Restaurant lease expires in January 2020, with two, five-year options.  The Best Western Dry Creek Inn Property guestroom configuration includes 95 king units and 68 double queen units.  Additional facilities include two outdoor pools, two outdoor whirlpools, a steam and sauna room, an exercise room, meeting and banquet facilities, a lobby workstation, vending areas and a guest laundry facility.

The Best Western Dry Creek Inn Property is currently undergoing a $1.3 million guest room and common area refurbishment.  Approximately $354,100 out of the budgeted $1.3 million has been spent to date which includes new guestroom soft goods, refinished case goods and granite countertops.  The Best Western Dry Creek Inn Loan borrower escrowed approximately $1.3 million at closing to fund the Best Western Dry Creek Inn Property’s guest room and common area refurbishment.

Constructed in 1987, expanded in 1999, renovated in 2008 and currently undergoing renovation, the Best Western Sonoma Valley Inn Property sits on approximately 1.70 acres and is comprised of two buildings: a main building and a conference building.  The Best Western Sonoma Valley Inn Property guestroom configuration includes 38 king units, 35 double queen units and nine suites.  Additional facilities include a breakfast dining area, an outdoor pool, an outdoor whirlpool, a steam room, an exercise room, a lobby workstation, vending areas and a guest laundry facility.  Norman Krug developed the Best Western Sonoma Valley Inn Property in 1987 and has owned the Best Western Sonoma Valley Inn Property since its opening.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

The Best Western Sonoma Valley Inn Property is currently undergoing an approximately $696,883 guest room and common area refurbishment.  Approximately $176,545 out of the budgeted approximately $696,883 has been spent to date which includes new guestroom soft goods, refinished case goods and granite countertops.  The Best Western Sonoma Valley Inn Loan borrower escrowed approximately $696,884 at closing to fund the Best Western Sonoma Valley Inn Property’s guest room and common area refurbishment.

The Best Western Properties are currently owner-operated as Best Westerns under a membership agreement with Best Western International, Inc.  As is standard for Best Western International, Inc. membership agreements, the Best Western Properties’ agreements expire annually in November and are renewable for one-year terms each year.  The Best Western Crossed Loans will become recourse for losses upon cancellation or removal of the Best Western Properties from their respective Best Western International, Inc. membership agreements.

Environmental Matters.    The Phase I environmental report dated June 26, 2014 for the Best Western Dry Creek Inn Property identified an adjacent site with a leaking underground storage tank.  The Best Western Dry Creek Inn Loan borrower and lender entered into an indemnity agreement with ExxonMobil, the adjacent property’s responsible party, on June 16, 2014 for 12 years through which ExxonMobil has confirmed its obligations to undertake the cleanup of the adjacent property and indemnify the Best Western Dry Creek Inn Loan borrower and lender for liabilities relating to the cleanup of the adjacent property.  Additionally, the Phase I environmental report recommended the implementation of an asbestos operations and maintenance plan.  The Phase I environmental report dated June 26, 2014 for the Best Western Sonoma Valley Inn Property recommended the implementation of an asbestos operations and maintenance plan.

The Market.    The Best Western Properties are located in Sonoma County, California, located 50 miles north of San Francisco.  Known for its wineries, Sonoma County is primarily a leisure destination and secondarily a group market.  Each year approximately seven million visitors spend approximately $1.5 billion at Sonoma County wineries, hotels, restaurants, shops and other businesses.  As the major gateway from the San Francisco Bay Area to Sonoma County, Sonoma Valley receives about half of those visitors, making hospitality and tourism major contributors to the local economic and employment base.  Sonoma Valley features over 250 wineries, 76 miles of coastline, beaches, the Russian River, redwood forests, 21 golf courses, Sonoma Raceway and more than 40 spas.

The Best Western Properties are accessible via three primary airports, the San Francisco International Airport, the Oakland International Airport and the Sonoma County Airport.  The San Francisco International Airport and the Oakland International Airport are each located approximately 80 miles from the Best Western Dry Creek Inn Property, and approximately 60 miles from the Best Western Sonoma Valley Inn Property.  Sonoma County is accessible from San Francisco via the north/south Highway 101, which connects cities in Sonoma County with San Francisco and the greater bay area and Silicon Valley to the South.  East/west Interstate 80 also facilitates access between the Bay Area and cities to the northeast including Sacramento, California and Reno, Nevada.  The Sonoma County Airport is located approximately 11.5 miles and 30.6 miles from the Best Western Dry Creek Inn Property and Best Western Sonoma Valley Inn Property.

The Best Western Properties are located in Healdsburg and Sonoma, California, both part of the greater Sonoma County lodging market.  Sonoma County offers a total of 84 resorts, hotels, motels, bed-and-breakfasts and inns totaling approximately 5,297 rooms with an average of 63 rooms per property.  The greater Sonoma County lodging market is populated by a large inventory of smaller, independently operated hotels.  The Best Western Dry Creek Inn Property directly competes with five other hotels totaling 428 rooms and represents approximately 27.6% of the total competitive set.  Directly competitive hotels include the Best Western Plus Wine Country Inn & Suites, Holiday Inn Express Windsor Sonoma Wine Country, Best Western Cloverdale Inn, Hilton Garden Inn Sonoma County Airport and Hampton Inn & Suites Sonoma Wine Country.  As of February 28, 2014, the Best Western Dry Creek Inn Property was reported as having occupancy, ADR and RevPAR of 85.6%, $117.31 and $100.42, respectively.

Best Western Dry Creek Inn Property Historical Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Best Western Dry Creek Inn Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 February 2014	85.6%	$117.31	$100.42	67.4%	$129.37	$87.18	127.0%	90.7%	115.2%
2013	84.5%	$117.52	$99.27	66.0%	$129.05	$85.15	128.0%	91.1%	116.6%
2012	79.3%	$109.15	$86.55	60.8%	$122.16	$74.28	130.4%	89.4%	116.5%
2011	68.8%	$111.76	$76.92	54.6%	$116.13	$63.46	126.0%	96.2%	121.2%
(1)	Source: Hospitality research report

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

The Best Western Dry Creek Inn Property is located with driving distance of several of Healdsburg’s primary demand generators including the downtown Healdsburg shopping and dining as well as numerous Sonoma County Wineries.  Wineries located in the Dry Creek Valley, Alexander Valley and Russian River Valley range from a 10 minute to 45 minute drive north or south of the Best Western Dry Creek Inn Property.

The Best Western Sonoma Valley Inn Property directly competes with five other hotels totaling 569 rooms and represents approximately 12.6% of the total competitive set.  Directly competitive hotels include the Flamingo Conference Resort & Spa, the Best Western Premier Ivy Hotel Napa, the Best Western Plus Elm House Inn, the Renaissance Lodge at Sonoma Resort & Spa and the Hilton Garden Inn Napa.  As of February 28, 2014, the Best Western Sonoma Valley Inn Property was reported as having occupancy, ADR and RevPAR of 88.0%, $159.47 and $140.35, respectively.

Best Western Sonoma Valley Inn Property Historical Occupancy, ADR, RevPAR – Local Competitive Set(1)
	Best Western Sonoma Valley Inn Property			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
T-12 February 2014	88.0%	$159.47	$140.35	72.9%	$190.25	$138.76	120.7%	83.8%	101.1%
2013	87.8%	$158.81	$139.46	73.0%	$188.42	$137.56	120.3%	84.3%	101.4%
2012	87.7%	$144.52	$126.68	71.5%	$175.59	$125.63	122.5%	82.3%	100.8%
2011	84.1%	$139.07	$117.02	68.2%	$164.62	$112.25	123.4%	84.5%	104.2%
(1)	Source: Hospitality research report

The Best Western Sonoma Valley Inn Property is located with driving distance of several of Sonoma’s primary demand generators including Sonoma Plaza, Train Town, Sonoma Golf Club, Jack London State Park, Sonoma Raceway, Sugarloaf Ridge State Park, Hood Mountain Regional Park and numerous Sonoma and Napa wineries.  Various Sonoma and Napa wineries range from a 5 minute to 60 minute drive from the Best Western Sonoma Valley Inn Property.

Cash Flow Analysis.

Combined Cash Flow Analysis
	2011	2012	2013	T-12 2/28/2014	U/W	U/W per Room(1)
Occupancy	73.3%	81.2%	84.2%	85.0%	85.0%
ADR	$120.89	$120.52	$130.74	$131.06	$130.98
RevPAR	$88.67	$97.82	$110.11	$111.32	$111.27

Room Revenue	$7,864,486	$8,700,276	$9,806,490	$9,914,325	$9,950,653	$40,615
F&B Revenue	0	0	0	0	0	0
Other Revenue	308,507	$302,881	258,467	252,200	252,540	1,031
Total Revenue	$8,172,993	$9,003,157	$10,064,957	$10,166,525	$10,203,193	$41,646
Operating Expenses	2,046,421	2,204,254	2,326,882	2,358,226	2,364,638	9,652
Undistributed Expenses(2)	3,168,348	3,482,697	3,404,766	3,477,334	3,056,860	12,477
Gross Operating Profit	$2,958,224	$3,316,206	$4,333,309	$4,330,965	$4,781,695	$19,517
Total Fixed Charges(3)	315,658	358,068	372,058	378,374	576,503	2,353
Net Operating Income	$2,642,566	$2,958,138	$3,961,251	$3,952,591	$4,205,192	$17,164
FF&E(4)	0	0	0	0	408,128	1,666
Net Cash Flow	$2,642,566	$2,958,138	$3,961,251	$3,952,591	$3,797,064	$15,498
(1)	U/W per Room is based on a total of 245 rooms.
(2)
The decrease in Undistributed Expenses from T-12 2/28/2014 to U/W is primarily the result of the execution of property management agreements with contractual management fees of 3.0% at closing.  Historically, the Best Western Properties were self managed by the sponsor for a management fee of 7.0%.  Any additional fees in excess of 3.0% are subordinate to debt service.

(3)
The increase in Total Fixed Charges from T-12 2/28/2014 to U/W is primarily the result of an increase in underwritten real estate taxes pursuant to California’s Proposition 13.  Underwritten real estate taxes for each of the Best Western Properties is equal to the property’s millage rate multiplied by the property’s loan amount.

(4)	U/W FF&E represents 4.0% of U/W Total Revenue.

Property Management.    The Best Western Properties are managed by Krug Development Corporation, an affiliate of the sponsor.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

Lockbox / Cash Management.    The Best Western Crossed Loans are each structured with a hard lockbox and springing cash management.  In place cash management is required in connection with either property upon, as it relates to such property, (i) an event of default, (ii) a Franchise Cash Trap Event (as defined below), (iii) any bankruptcy action of a borrower, principal, guarantor or property manager or (iv) the failure of a borrower after the end of one calendar quarter to maintain a debt service coverage ratio of 1.20x, to the extent funds are not available in the seasonality reserve fund.  In addition, a full excess cash sweep (“Cash Trap Period”) will occur upon (i) an event of default, (ii) a Franchise Cash Trap Event (as defined below), (iii) any bankruptcy action of a borrower, principal, guarantor or property manager and (iv) the failure of a borrower after the end of one calendar quarter to maintain a debt service coverage ratio of 1.10x.

A “Franchise Cash Trap Event” will occur upon, with respect to either property, receipt of any notice of actual cancellation of the membership of the Best Western Dry Creek Inn Property or the Best Western Sonoma Valley Inn Property, as applicable, or if either of the Best Western Dry Creek Inn Property or the Best Western Sonoma Valley Inn Property, as applicable, is no longer a member of Best Western International, Inc., or with respect to any replacement franchise agreement, borrower receives notice of actual cancellation of the replacement franchise agreement or the replacement franchise agreement otherwise is terminated or expires.

Initial Reserves.    At closing, the Borrowers deposited (i) $136,500 into a tax reserve account (ii) $18,250 into an insurance reserve, (iii) $1,961,001 into a renovation repair reserve account to fund 100.0% of the Borrowers’ current renovation program, (iv) $330,000 into a seasonality reserve account and (v) $160,207 into a Zoning Protection Insurance (“ZPI”) reserve account.

The ZPI reserve account was established to enable the lender to purchase zoning protection insurance in the event the borrower does not obtain a conditional use permit (as required in connection with the rebuilding of the Best Western Dry Creek Property in the event of a significant casualty) by  July 9, 2015.  Amounts in the ZPI reserve account will be released to the related borrower if the borrower obtains a conditional use permit by that date.  In addition, lender obtained a one-year zoning protection insurance policy that extends beyond July 9, 2015.  Premiums for this policy have been paid in full.

Ongoing Reserves.    On a monthly basis, the Borrowers are required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $19,500, (ii) 1/12 of the required annual insurance premiums, which currently equates to $6,083, and (iii) 1/12 of 4.0% of gross income from operations for the previous calendar year into an FF&E reserve account, which currently equates to $34,011.

On each payment date in May through October during the loan term, the Borrowers are required to deposit the greater of (i) the Peak Month Seasonality Reserve Payment (as defined below) or (ii) commencing in fiscal year 2015, 1/6 of the aggregate net operating income deficit from any months in the prior fiscal year where the debt service coverage ratio was below 1.10x.  The seasonality reserve funds will be capped at the amount of the aggregate monthly deficit in net operating income to maintain a debt service coverage ratio of at least 1.10x in each month during the previous two fiscal years.

The “Peak Monthly Seasonality Reserve Payment” is equal to $60,000 for the Best Western Dry Creek Inn Property and $50,000 for the Best Western Sonoma Valley Inn Property.

Additionally, the Borrowers are required to deposit 125.0% of the estimated costs of any programmatic property improvements, repairs and upgrades (“PIP”) at the Best Western Properties required under the current Best Western International, Inc. membership agreement or any replacement franchise agreement within the earlier of (i) 90 days following the initial request of PIP and (ii) five business days after the final amount of the PIP costs have been negotiated.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    At any time after the lockout period, the borrower may obtain the release of either of the Best Western Properties from the lien of the related mortgage and related cross collateralization arrangement in connection with a defeasance of the related loan, provided, among other things, (i) the post defeasance debt service coverage ratio for the remaining mortgage loan is greater than or equal to the greater of (a) 1.45x and (b) the debt service coverage ratio for the remaining mortgage loan immediately prior to the defeasance, (ii) the post defeasance LTV for the remaining mortgage loan is less than or equal to 65.0%, (iii) the post defeasance debt yield is greater than or equal to 11.0% and (iv) delivery of the defeasance collateral in the amount of 115.0% of the Allocated Loan Amount.  The “Allocated Loan Amount” for the Best Western Dry Creek Inn Loan and Best Western Sonoma Valley Inn Loan is $22,420,000 and $15,600,000, respectively.  In addition, each borrower may obtain a release of its respective individual Mortgaged Property from the lien of the related mortgage and the cross collateralization arrangement in connection with a prepayment of its respective individual Mortgage Loan during the open period, provided the LTV ratio for the remaining Mortgaged Property is not more than 125%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Healdsburg, CA Sonoma, CA	Collateral Asset Summary – Loan No. 8 & 9 Best Western Dry Creek Inn & Best Western Sonoma Valley Inn Crossed Loans	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,020,000 67.1% 1.53x 11.1%

CARTIFACT
Healdsburg
Best Western Dry Creek Inn
198 Dry Creek Road
Healdsburg, CA 95448
Calistoga
Windsor
CHARLES M SCHULZ SONOMA CO AIRPORT
OLD REDWOOD HWY
RIVER RD
FULTON RD
ST HELENA
MAIN ST
St Helena
Santa Rosa
SONOMA HWY
REDWOOD HIGHWAY
Sebastopol
BENNETT VALLEY RD
GRAVENSTEIN HWY S
STONY POINT RD
SNYDER LN
Rohnert Park
Sonoma State University
Cotati
PETALUMA HILL RD
ARNOLD DR
ADOBE RD
Best Western Sonoma Valley Inn
550 2nd Street West
Sonoma, CA 95476
Sonoma
BODEGA AVE
PETALUMA MUNICIPAL AIRPORT
Petaluma
101
12
29
116
Calistoga
Santa Rosa
Sacramento
Davis
Napa
Vacaville
Fairfield
Vallejo
San Rafael
Richmond
Concord
Antioch
Stockton
Brentwood
Sausalito
Oakland
San Francisco
San Ramon
Tracy
Hayward
Livermore
San Mateo
Fremont
Redwood City
Palo Alto
Santa Clara
San Jose
Cupertino
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor(1):	Norman P. Leenhouts
Borrower:	Clinton Asset Holding Associates, L.P.
Original Balance:	$32,000,000
Cut-off Date Balance:	$32,000,000
% by Initial UPB:	2.7%
Interest Rate:	4.7460%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Soft Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$186,667	$93,846
Insurance:	$26,565	$3,321
Replacement:	$0	$3,817
TI/LC:	$0	$12,724
Immediate Repairs:	$1,875	NAP
Tenant TI Reserve:	$194,450	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$105
Balloon Balance / Sq. Ft.:	$85
Cut-off Date LTV:	71.9%
Balloon LTV:	58.6%
Underwritten NOI DSCR:	1.52x
Underwritten NCF DSCR:	1.42x
Underwritten NOI Debt Yield:	9.5%
Underwritten NCF Debt Yield:	8.9%
Underwritten NOI Debt Yield at Balloon:	11.6%
Underwritten NCF Debt Yield at Balloon:	10.9%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Rochester, NY
Year Built / Renovated:	1990 / 2012
Total Sq. Ft.:	305,371
Property Management:	Broadstone Real Estate, LLC
Underwritten NOI(3):	$3,037,980
Underwritten NCF:	$2,839,489
Appraised Value:	$44,500,000
Appraisal Date:	June 9, 2014

Historical NOI
Most Recent NOI(3):	$3,564,417 (T-12 April 30, 2014)
2013 NOI(4):	$3,706,610 (December 31, 2013)
2012 NOI(4):	$2,917,679 (December 31, 2012)
2011 NOI:	$3,034,859 (December 31, 2011)

Historical Occupancy(3)
Most Recent Occupancy:	88.7% (May 1, 2014)
2013 Occupancy:	94.0% (December 31, 2013)
2012 Occupancy:	90.0% (December 31, 2012)
2011 Occupancy:	86.0% (December 31, 2011)
(1)	The loan documents permit Nelson Leenhouts to become a replacement guarantor under the Clinton Square Loan.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
The decrease from Most Recent NOI to Underwritten NOI is primarily a result of an economic vacancy of 12.0%, which is greater than the in-place economic vacancy of 9.0% and the appraiser’s concluded vacancy of 8.0%.

(4)	The increase from 2012 NOI to 2013 NOI is primarily a result of an increase in occupancy from 90.0% to 94.0% due to a new lease signed by HSBC, and an increase in rent for Regus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Nixon Peabody(2)	NR / NR / NR	144,982	47.5%	$12.70(3)	40.1%	7/31/2025
Home Properties(4)	BBB / Baa2 / NR	62,213	20.4%	$23.19	31.4%	9/30/2019
Broadstone Real Estate(5)	NR / NR / NR	13,864	4.5%	$21.85	6.6%	6/30/2022
Regus(6)	NR / NR / NR	12,800	4.2%	$23.00	6.4%	3/31/2022
Home Leasing LLC(7)	NR / NR / NR	6,958	2.3%	$19.49	3.0%	1/31/2021
Total Major Tenants		240,817	78.9%	$16.68	87.5%
Remaining Tenants		30,036	9.8%	$19.06	12.5%
Total Occupied Collateral		270,853	88.7%	$16.94	100.0%
Vacant		34,518	11.3%
Total		305,371	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
A full excess cash flow sweep will occur upon the earlier of (i) the date upon which Nixon Peabody delivers written notice or otherwise indicates its intention not to renew its lease or (ii) February 6, 2024 (six months prior to the Clinton Square Loan maturity date).

(3)	U/W Base Rent PSF for Nixon Peabody is based on a NNN lease. The U/W Base Rent PSF for the remaining top five tenants are based on gross and gross modified leases.
(4)
Home Properties has two, five-year renewal options. Additionally, Home Properties has a one-time right to terminate its lease effective October 1, 2016 with written notice no later than October 1, 2015. A full excess cash flow sweep will occur upon the earlier of (i) the date upon which Home Properties delivers written notice or otherwise indicates its intention not to renew its lease or (ii) 12 months prior to the then current expiration of its lease, whether the lease is in its initial term or an extension term. Home Properties was co-founded by Nelson Leenhouts and Norman P. Leenhouts, the sponsor and non-recourse carve-out guarantor of the Clinton Square Loan.

(5)
Broadstone Real Estate has one, five-year renewal option. Additionally, Broadstone Real Estate has a one-time right to terminate its lease effective June 15, 2017 with written notice no later than January 15, 2017. Norman P. Leenhouts, the sponsor and non-recourse carve-out guarantor of the Clinton Square Loan, is the co-founder and Chief Investment Officer of Broadstone Real Estate.

(6)
Regus has two, five-year renewal options with nine months written notice. Additionally, Regus may terminate its lease on March 11, 2017 with at least nine months written notice, subject to a termination fee, which includes unamortized tenant improvements and leasing commissions.

(7)
Home Leasing LLC has one, five-year renewal option with nine months written notice. Additionally, Home Leasing LLC may terminate its lease effective February 1, 2016 with at least six months written notice. Nelson Leenhouts, the replacement non-recourse carve-out guarantor of the Clinton Square Loan, is the founder, Chairman and Chief Executive Officer of Home Leasing LLC.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	2	3,682	1.2%	3,682	1.2%	$19.50	1.6%	1.6%
2014	0	0	0.0%	3,682	1.2%	$0.00	0.0%	1.6%
2015	1	3596	1.2%	7,278	2.4%	$21.83	1.7%	3.3%
2016	3	5,200	1.7%	12,478	4.1%	$24.94	2.8%	6.1%
2017	1	5634	1.8%	18,112	5.9%	$12.09	1.5%	7.6%
2018	0	0	0.0%	18,112	5.9%	$0.00	0.0%	7.6%
2019(2)	2	64,486	21.1%	82,598	27.0%	$22.91	32.2%	39.8%
2020	1	4387	1.4%	86,985	28.5%	$13.97	1.3%	41.1%
2021	1	6,958	2.3%	93,943	30.8%	$19.49	3.0%	44.1%
2022	4	31,928	10.5%	125,871	41.2%	$22.72	15.8%	59.9%
2023	0	0	0.0%	125,871	41.2%	$0.00	0.0%	59.9%
2024	0	0	0.0%	125,871	41.2%	$0.00	0.0%	59.9%
Thereafter(3)	1	144,982	47.5%	270,853	88.7%	$12.70	40.1%	100.0%
Vacant	NAP	34,518	11.3%	305,371	100.0%	NAP	NAP
Total / Wtd. Avg.	16	305,371	100.0%			$16.94	100.0%
(1)
Certain tenants may have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(2)
Leases expiring in 2019 include Home Properties, which has two, five-year renewal options. A full excess cash flow sweep will occur upon the earlier of (i) the date upon which Home Properties delivers written notice or otherwise indicates its intention not to renew its lease or (ii) 12 months prior to the then current expiration of its lease, whether the lease is in its initial term or an extension term.

(3)
A full excess cash flow sweep will occur upon the earlier of (i) the date upon which Nixon Peabody delivers written notice or otherwise indicates its intention not to renew its lease or (ii) February 6, 2024 (six months prior to the Clinton Square Loan maturity date).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

The Loan.  The Clinton Square loan (the “Clinton Square Loan”) is a fixed rate loan with an original principal balance of $32.0 million, secured by the borrower’s fee simple interest in a 14-story, 305,371 sq. ft. office building (the “Clinton Square Property”) located in Rochester, New York. The Clinton Square Loan has a 10-year term and amortizes on a 30-year schedule. The Clinton Square Loan accrues interest at a fixed rate equal to 4.7460% and has a cut-off date balance of $32.0 million. Loan proceeds were used to retire existing debt of approximately $29.5 million, fund reserves, pay closing costs and return equity to the borrower. The most recent prior financing of the Clinton Square Loan was previously securitized in the MLCFC 2006-1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$32,000,000	100.0%	Loan Payoff	$29,481,141	92.1%
			Reserves	$409,557	1.3%
			Closing Costs	$1,505,500	4.7%
			Return of Equity	$603,802	1.9%
Total Sources	$32,000,000	100.0%	Total Uses	$32,000,000	100.0%

The Borrower / Sponsor.    The borrower, Clinton Asset Holding Associates, L.P., is a single purpose New York limited partnership structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsor of the borrower and non-recourse carve-out guarantor is Norman P. Leenhouts. Nelson Leenhouts is a permitted replacement guarantor.

Norman P. Leenhouts has over 40 years of experience in residential and commercial real estate, including retail, industrial, office and land development. Norman P. Leenhouts is the co-founder and Chief Investment Officer of Broadstone Real Estate, LLC (“Broadstone”). Founded in 2006, Broadstone is a full-service real estate company that serves as the sponsor of two private real estate funds and manages commercial and residential properties across 31 states. Prior to Broadstone, Norman P. Leenhouts co-founded Home Properties with his brother, Nelson Leenhouts. Additionally, Nelson Leenhouts is the founder, Chairman and Chief Executive Officer of Home Leasing, LLC. Broadstone, Home Properties and Home Leasing, LLC are headquartered at the Clinton Square Property.

Nelson Leenhouts, the brother of Norman P. Leenhouts, is the founder, Chairman and Chief Executive Officer of Home Leasing, LLC, the fifth largest tenant at the Clinton Square Property. Additionally, Nelson Leenhouts co-founded Home Properties.

The Property. The Clinton Square Property consists of a 14-story multi-tenant Class A office building that contains 305,371 sq. ft. and three levels of subsurface parking located in the CBD of Rochester, New York. Built in 1990 and most recently renovated in 2012, the Clinton Square Property offers three levels of subsurface parking with 400 spaces. Since 2010, the sponsor has invested approximately $2.6 million into capital expenditures, which include roof replacement, landscape upgrades and parking resurfacing, among other things.

The Clinton Square Property is 88.7% leased to 16 tenants. The largest tenant, Nixon Peabody, leases 144,982 sq. ft., approximately 47.5% of the total rentable area (“NRA”), and accounts for 40.1% of U/W base rent. The second largest tenant, Home Properties, leases 20.4% of the total NRA and accounts for 31.4% of the U/W base rent.  No other tenant leases more than 4.5% of the total NRA or accounts for more than 6.6% of U/W base rent at the Clinton Square Property. Notable tenants include Chubb Insurance, HSBC Bank, KPMG, Titan Insurance and Verizon. Approximately 27.2% of NRA is occupied by investment-grade tenants.

The Clinton Square Property is located in the Midtown District of downtown Rochester, New York. Situated along Clinton Avenue, the Clinton Square Property has direct access within 0.5 miles to Interstate 490, the primary east-west arterial through the City of Rochester. Via Interstate 490, the Clinton Square Property has access to Interstates 390 and 590, which collectively provide regional access through the MSA. Additionally, the Clinton Square Property is located within 0.6 miles of the Rochester Amtrak Station, which provides access to New York’s Penn Station and Albany, among others.

Environmental Matters. The Phase I environmental report dated June 15, 2014 recommended no further action at the Clinton Square Property.

Major Tenants.

Nixon Peabody (144,982 sq. ft.; 47.5% of NRA; 40.1% of U/W Base Rent) Nixon Peabody (“Nixon”) is a full service, international law firm and is recognized as a “Global 100” firm. With more than 600 attorneys collaborating across major practice areas in 16 cities, including locations in Europe and Asia, Nixon ranks as #70 on the 2014 Am Law 100 and #66 on the 2015 Vault Law 100. Nixon has been a tenant at the Clinton Square Property since 1990 and most recently executed a 16-year lease in 2009. Upon renewing its lease in 2009, Nixon invested approximately $7.0 million ($48 PSF) into its space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

Home Properties (62,213 sq. ft.; 20.4% of NRA; 31.4% of U/W Base Rent) (rated BBB/Baa2/NR by Fitch/Moody’s/S&P)  Home Properties (NYSE: HME) is a multifamily real estate investment trust that owns, operates, acquires, develops and rehabilitates apartment communities in selected Northeast and Mid-Atlantic regions of the United States. As of YE 2013, Home Properties owned and operated 120 communities with 42,170 apartment units. For the same time period, Home Properties reported revenue of approximately $664.0 million and net income of $192.0 million. This location serves as Home Properties’ headquarters. Home Properties has been a tenant at the Clinton Square Property since 1998 and most recently executed a ten-year renewal lease in 2009 with two, five-year extension options. Upon renewing its lease, Home Properties invested over $1.0 million ($16 PSF) into its space. Home Properties has a one-time right to terminate its lease effective October 1, 2016 with written notice no later than October 1, 2015. Home Properties was co-founded by Nelson Leenhouts and Norman P. Leenhouts, the sponsor and non-recourse carve-out guarantor of the Clinton Square Loan.

Broadstone Real Estate (13,864 sq. ft.; 4.5% of NRA; 6.6% of U/W Base Rent) Broadstone is a full-service real estate company that serves as the sponsor of two private real estate offerings and manages commercial and residential properties across 31 states. Broadstone’s lines of real estate management are focused on triple-net, single tenant leases and single-family rental homes. Broadstone currently owns 212 net leased properties in 31 states with 61 tenants, diversified by industry. Broadstone executed a ten-year lease in 2012 with one, five-year extension option. Broadstone has a one-time right to terminate its lease effective June 15, 2017 with written notice no later than March 15, 2017.  Norman P. Leenhouts, the sponsor and non-recourse carve-out guarantor the Clinton Square Loan, is the co-founder and Chief Investment Officer of Broadstone.

The Market.   Located on the southern shore of Lake Ontario in the western region of Upstate New York, Rochester is the state’s third largest metropolitan area with a population of approximately 1.1 million. Additionally, the Rochester MSA is the second largest economy in the state, behind New York City. In January 2012, the Brookings Institute ranked metro Rochester’s economy as “one of the 50 best economies in the world and 3rd best in the U.S.” The Clinton Square Property is located in Monroe County, which has an estimated 2014 population and average household income of 749,186 and $68,289, respectively. As of May 2014, the unemployment rate in the Rochester MSA was 5.8%, which was less than the unemployment rate for the state of New York of 6.7%.

The Clinton Square Property is located within the Rochester CBD submarket. As of Q1 2014, the Rochester CBD submarket had an inventory of approximately 13.3 million sq. ft. and a market vacancy of 11.2%, which is lower than the previous year’s vacancy of 12.5%. The gross equivalent average contract rent at the Clinton Square Property was approximately $22.98 PSF, which is in-line with the appraiser’s market conclusion. A summary of the seven lease comparables are shown in the chart below:

Office Rent Comparables(1)
Property	City, State	Tenant	Gross Equivalent Asking Rent PSF
Clinton Square Property	Rochester, NY	NAP	$22.98
Seneca Building	Rochester, NY	Windstream	$21.75
1250 Pittsford Victor Road	Pittsford, NY	Merrill Lynch	$23.78
The Avant	Buffalo, NY	Confidential	$23.50
The Avant	Buffalo, NY	Confidential	$27.38
Salina Meadows III	Syracuse, NY	Met Life	$21.50
Salina Meadows IV	Syracuse, NY	Colonial Life	$21.00
Catholic Health	Buffalo, NY	Catholic Health	$26.96
Total / Wtd. Avg.(2)			$23.70
(1)       Source: Appraisal
(2)       Total / Wtd. Avg. does not include the Clinton Square Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 4/30/2014	U/W	U/W PSF
Base Rent(1)(2)	$4,162,054	$4,157,297	$4,543,465	$4,598,571	$4,589,108	$15.03
Value of Vacant Space	0	0	0	0	621,324	2.03
Gross Potential Rent	$4,162,054	$4,157,297	$4,543,465	$4,598,571	$5,210,432	$17.06
Total Recoveries(3)	1,120,469	1,121,168	2,145,642	1,962,103	1,659,087	5.43
Total Other Income	637,993	571,180	572,521	584,160	584,160	1.91
Less: Vacancy(4)	0	0	0	0	(824,342)	(2.70)
Effective Gross Income	$5,920,516	$5,849,645	$7,261,628	$7,144,834	$6,629,337	$21.71
Total Operating Expenses	2,885,657	2,931,966	3,555,018	3,580,417	3,591,357	11.76
Net Operating Income	$3,034,859	$2,917,679	$3,706,610	$3,564,417	$3,037,980	$9.95
TI/LC	0	0	0	0	152,686	0.50
Capital Expenditures	0	0	0	0	45,806	0.15
Net Cash Flow	$3,034,859	$2,917,679	$3,706,610	$3,564,417	$2,839,489	$9.30
(1)	The increase in Base Rent from 2012 to 2013 is primarily the result of an increase in occupancy from 90.0% to 94.0% due to a new lease signed by HSBC and an increase in rent for Regus.
(2)	U/W Base Rent includes $42,062 of contractual rent steps through May 2015.
(3)	The increase in Total Recoveries from 2012 to 2013 is primarily the result of Nixon Peabody, who prior to 2013 paid Real Estate Taxes directly.
(4)
U/W Vacancy is based on an economic vacancy of 12.0% of Gross Potential Rent and Total Recoveries, greater than the in-place economic vacancy of 9.0% and the appraiser’s concluded vacancy of 8.0%. The Clinton Square Property is 88.7% physically occupied as of May 1, 2014.

Property Management.    The Clinton Square Property is managed by Broadstone Real Estate, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Clinton Square Loan is structured with a soft springing hard lockbox and springing cash management.  A hard lockbox, in place cash management and full excess cash sweep will occur upon (i) an event of default, (ii) the failure by the borrower to maintain a debt service coverage ratio of at least 1.10x for two consecutive calendar quarters, until the debt service coverage ratio is at least 1.15x for two consecutive calendar quarters, (iii) commencement of a Home Properties Cash Trap Period (as defined below) or (iv) commencement of a Nixon Peabody Cash Trap Period (as defined below).

A “Home Properties Cash Trap Period” will commence upon the earliest to occur of (i) the date upon which Home Properties delivers written notice or otherwise indicates its intention not to renew the its lease for its space or (ii) twelve months prior to the then current expiration of its lease, whether the lease is in its initial term or an extension term.

A “Nixon Peabody Cash Trap Period” will commence upon the earliest to occur of (i) the date upon which Nixon Peabody delivers written notice or otherwise indicates its intention not to renew the its lease for its space or (ii) February 6, 2024 (six months prior to the expiration of the Clinton Square Loan maturity date).

Initial Reserves.    At closing, the borrower deposited (i) $186,667 into a tax reserve account, (ii) $26,565 into an insurance reserve account, (iii) $1,875 into an immediate repairs account, which represents 125% of the engineer’s recommendation and (iv) $194,450 into a Tenant TI/LC reserve account for Chubb Insurance, which renewed its lease in May 2014.

Ongoing Reserves.   On a monthly basis, the borrower will be required to make deposits of (i) 1/12 of the required annual taxes, which currently equates to $93,846, (ii) 1/12 of the required insurance premiums, which currently equates to $3,321, (iii) $3,817 ($0.15 PSF annually) into a capital expenditure reserve account, (iv) $12,724 into a TI/LC reserve account, subject to a cap of $610,742 so long as (a) occupancy is not less than 85.0% and (b) the debt service coverage ratio is not less than 1.25x.

Current Mezzanine or Subordinate Indebtedness.    None

Future Mezzanine or Subordinate Indebtedness Permitted.  None

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

Stacking plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

75 South Clinton Avenue Rochester, NY 14604	Collateral Asset Summary – Loan No. 10 Clinton Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$32,000,000 71.9% 1.42x 9.5%

Clinton Square
75 South Clinton Avenue
Rochester, NY 14604
Lake Ontario
Lake Ontario State Pkwy
Charlotte
Greece
Irondequoit
Rochester
Downtown
Maplewood
Edgerton
Gates-North Gates
Gates
19th Ward
Beechwood
Browncroft
Brighton
Penfield
East Rochester
Pittsford
Henrietta
West Henrietta
Greater Rochester International Airport
Sahlen's Stadium
Frontier Field
Convention Center
The Strong Museum
University of Rochester
Monroe Community College
Nazareth College of Rochester
Rochester Institute of Technology
Southtown Plaza
The Marketplace
Rochester General Hospital
Unity Health Hospital
The Mall At Greece Ridge
Elm Ridge Center
The Medley Centre
Holy Sepulchre Cemetery
New York State Thruway
Canada
Peterborough
Kingston
Oshawa
Toronto
Niagara Falls
Buffalo
Syracuse
United States
Springville
Cortland
Ithaca
Bath
Olean
Corning
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor:	Schottenstein Realty LLC
Borrower:	JLP-Harvard Park LLC
Original Balance:	$30,500,000
Cut-off Date Balance:	$30,500,000
% by Initial UPB:	2.6%
Interest Rate:	4.2605%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 Months
Additional Debt:	None
Call Protection:	L(24), YM1(90), O(6)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Rent Abatement(2):	$70,000	$0
Occupancy:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$130
Balloon Balance / Sq. Ft.:	$105
Cut-off Date LTV:	74.9%
Balloon LTV:	60.0%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.48x
Underwritten NOI Debt Yield:	9.3%
Underwritten NCF Debt Yield:	8.8%
Underwritten NOI Debt Yield at Balloon:	11.5%
Underwritten NCF Debt Yield at Balloon:	10.9%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Warrensville Heights, OH
Year Built / Renovated:	2006, 2009 / 2013
Total Sq. Ft.:	234,029
Property Management:	Schottenstein Property Group, LLC
Underwritten NOI(3):	$2,823,885
Underwritten NCF:	$2,676,126
Appraised Value:	$40,740,000
Appraisal Date:	May 28, 2014

Historical NOI
Most Recent NOI:	$2,391,665 (T-12 April 30, 2014)
2013 NOI:	$2,376,472 (December 31, 2013)
2012 NOI:	$2,208,603 (December 31, 2012)
2011 NOI:	$2,378,536 (December 31, 2011)

Historical Occupancy(4)(5)
Current Occupancy:	99.0% (May 19, 2014)
2013 Occupancy:	93.6% (January 9, 2014)
2012 Occupancy:	81.7% (January 5, 2013)
2011 Occupancy:	80.9% (January 11, 2012)
2010 Occupancy:	97.7% (January 3, 2011)
2009 Occupancy:	97.1% (January 15, 2010)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	The Free Rent Reserve is for Buy Buy Baby, which executed its lease in January of 2014 and will not commence rent payments until January of 2015.
(3)
The increase from most recent NOI to underwritten NOI is primarily due to the T-12 NOI only reflecting three months of revenue from anchor tenant Buy Buy Baby (10.9% of NRA) and not reflecting any revenue from Five Below (5.4% of NRA), which executed its lease in May 2014.

(4)	The increase in occupancy from 2012 to current is primarily due to the execution of three new leases in the last year totaling 17.3% of NRA, including anchor tenant Buy Buy Baby.
(5)	The decrease in occupancy from 2010 to 2011 was due to Filene’s vacating following a corporate bankruptcy in 2011. Buy Buy Baby and Five Below leased the space formerly occupied by Filene’s.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	Annual U/W Base Rent PSF	% Total of U/W Base Rent	Lease Expiration

Collateral Anchors
Value City Furniture(2)	NR/NR/NR	46,978	20.1%	$12.20	17.6%	1/31/2022
Bed Bath & Beyond(3)	NR/Baa1/A-	40,000	17.1%	$9.90	12.2%	1/31/2017
Buy Buy Baby(4)	NR/Baa1/A-	25,446	10.9%	$8.74	6.8%	1/31/2025
Subtotal		112,424	48.0%	$10.60	36.6%

Major Tenants
La Z-Boy Galleries of Northeast Ohio(5)	NR/NR/NR	20,793	8.9%	$16.00	10.2%	11/30/2017
DSW(6)	NR/NR/NR	20,440	8.7%	$19.37	12.2%	1/31/2022
Golfsmith(7)	NR/NR/NR	19,871	8.5%	$15.00	9.2%	6/30/2022
OfficeMax(8)	NR/B2/B-	18,081	7.7%	$16.50	9.2%	3/31/2018
Five Below(9)	NR/NR/NR	12,695	5.4%	$8.50	3.3%	5/31/2024
Subtotal		91,880	39.3%	$15.60	44.0%

In-line Tenants (<10,000 sq. ft.)		27,323	11.7%	$23.13	19.4%
Total Occupied Collateral		231,627	99.0%	$14.06	100.0%

Vacant		2,402	1.0%
Total Collateral		234,029	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Value City Furniture has three, five-year renewal options with 180 days notice. Additionally Value City Furniture is partially owned by an affiliate of the Sponsor.
(3)	Bed Bath & Beyond has five, five-year renewal options with 180 days notice.
(4)	Buy Buy Baby has three, five-year renewal options with 180 days notice. Additionally, Buy Buy Baby, which executed its lease in January of 2014, will not commence rent payments until January of 2015.
(5)	La Z-Boy Galleries of Northeast Ohio has two, five-year renewal options with 180 days notice.
(6)
DSW has the option to terminate its lease on January 31, 2017, with notice given by March 1, 2016, if sales are below $6,600,000 for the years of the lease beginning in 2014 or 2015 for a cost of $100,000. DSW’s sales for the last three years averaged $7,013,236 ($343 PSF) with a low of $6,851,825, in 2012. DSW has three, five-year renewal options with180 days notice.

(7)	Golfsmith has three, five-year renewal options with 180 days notice.
(8)	OfficeMax has three, five-year renewal options with six months notice.
(9)
Five Below has the option to terminate its lease on March 9, 2019, with three months prior notice and the payment of a one-time termination fee of 50.0% of the remaining un-amortized portion of tenant allowances. Five Below has two, five-year renewal options with 1 year notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	1	1,227	0.5%	1,227	0.5%	$34.92	1.3%	1.3%
2016	1	1,603	0.7%	2,830	1.2%	$30.00	1.5%	2.8%
2017(2)	4	65,448	28.0%	68,278	29.2%	$13.27	26.7%	29.5%
2018	5	33,127	14.2%	101,405	43.3%	$17.16	17.5%	46.9%
2019	1	2,324	1.0%	103,729	44.3%	$33.00	2.4%	49.3%
2020	0	0	0.0%	103,729	44.3%	$0.00	0.0%	49.3%
2021	1	2,468	1.1%	106,197	45.4%	$22.00	1.7%	50.9%
2022(3)	3	87,289	37.3%	193,486	82.7%	$14.52	38.9%	89.9%
2023	0	0	0.0%	193,486	82.7%	$0.00	0.0%	89.9%
2024	1	12,695	5.4%	206,181	88.1%	$8.50	3.3%	93.2%
Thereafter	1	25,446	10.9%	231,627	99.0%	$8.74	6.8%	100.0%
Vacant	NAP	2,402	1.0%	234,029	100.0%	$0.00	0.0%
Total / Wtd. Avg.	18	234,029	100.0%			$14.06	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the site plan.

(2)
Tenants expiring in 2017 include Bed Bath & Beyond (17.1% of NRA; 12.2% of U/W Base Rent), which is currently 17.5% below the appraiser’s concluded market rent of $12.00 per sq. ft and has five, five-year extension options. A full excess cash flow sweep will commence on the date that is the later of (i) 10 days after Bed, Bath & Beyond is required to notify the landlord of its election not to exercise any extension or renewal option and (ii) 10 business days after the lender makes a written demand for the payment of Bed Bath & Beyond’s $400,000 lease deposit the election not to exercise any extension or renewal option.

(3)
Tenants expiring in 2022 include Value City Furniture (20.1% of NRA; 17.6% of U/W Base Rent), which is currently in-line with the appraiser’s concluded market rent of $12.00 per sq. ft and has three, five-year extension options. A full excess cash flow sweep will commence on the date that is the later of (i) 10 days after Value City Furniture is required to notify the landlord of its election not to exercise any extension or renewal option and (ii) 10 business days after the lender makes a written demand for the payment of a $470,000 lease deposit with respect to Value City’s election not to exercise any extension or renewal option.

The Loan.    The Harvard Park loan (the “Harvard Park Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 234,029 sq. ft. anchored retail center located at 4025-4103 Richmond Road, Warrensville, Ohio (the “Harvard Park Property”) with an original principal balance of $30.5 million.  The Harvard Park Loan has a 10-year term and amortizes on a 30-year schedule.  The Harvard Park Loan accrues interest at a fixed rate of 4.2605% and has a cut-off date balance of $30.5 million.  Loan proceeds were used to retire existing debt of approximately $23.0 million, fund upfront reserves of $70,000, pay closing costs and return approximately $7.1 million of equity to the sponsor. Based on the appraised value of $40.74 million as of May 28, 2014, the cut-off date LTV ratio is 74.9%. The most recent prior financing of the Harvard Park Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$30,500,000	100.0%	Loan Payoff	$23,004,507	75.4%
			Closing Costs	$374,276	1.2%
			Reserves	$70,000	0.2%
			Return of Equity	$7,051,216	23.1%
Total Sources	$30,500,000	100.0%	Total Uses	$30,500,000	100.0%

The Borrower / Sponsor.    The borrower, JLP-Harvard Park LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsor of the borrower is Schottenstein Realty LLC, an Ohio based real estate development company who has controlled, managed and developed approximately 21.0 million sq. ft. of commercial properties in 27 states.  The sponsor built the Harvard Park Property between 2005 and 2006 and has a total cost basis of approximately 37.6 million in the Harvard Park Property. An affiliate of the sponsor also has an ownership interest in Value City Furniture, the largest tenant by NRA at the Harvard Park Property.

The Property.    The Harvard Park Property is comprised of four multi-tenant buildings totaling 228,829 sq. ft. and one out-parcel totaling 5,200 sq. ft.  The Harvard Park Property is located at the intersection of Harvard and Richmond Roads along I-271 in Warrensville, Ohio. Developed between 2005 and 2006 by the sponsors, the Harvard Park Property was 99.0% occupied as of May 19, 2014. The Harvard Park Property is anchored by Value City Furniture, Bed Bath & Beyond and Buy Buy Baby. Additional tenants at the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Harvard Park Property include several nationally recognized tenants such as La Z-Boy, DSW, Golfsmith, OfficeMax and Panera Bread (out-parcel), among others.

Vehicular access to the Harvard Park Property is provided by one entrance each on Harvard Road and Richmond Road. The Harvard Park Property is also located proximate to several stops of the Greater Cleveland Regional Transit Authority bus service.  Additionally, the Harvard Park Property contains 1,204 parking spaces.

The Harvard Park Property has averaged an occupancy rate of approximately 91.5% since 2008. The Harvard Park Property has seen strong leasing velocity in the last year with the execution of three new leases totaling 17.3% of NRA, including anchor tenant Buy Buy Baby and major tenant Five Below (5.4% of NRA). Buy Buy Baby and Five Below leased the space formerly occupied by Filene’s, which vacated following a corporate bankruptcy in 2011. Below is a summary of the Harvard Park Property annual occupancy since 2008.

Historical Occupancy(1)
2008	2009	2010(2)	2011(2)	2012	2013	As of 5/19/2014
98.3%	97.1%	97.7%	80.9%	81.7%	93.6%	99.0%
(1)	Source: Borrower provided rent rolls
(2)	The decrease in occupancy from 2010 to 2011 was due to Filene’s vacating following a corporate bankruptcy in 2011. Buy Buy Baby and Five Below leased the space formerly occupied by Filene’s.

Environmental Matters.    The Phase I environmental report dated June 10, 2014 recommended no further action at the Harvard Park Property.

The Market.    The Harvard Park Property is located in Warrensville Heights, Ohio, a suburb located approximately 10 miles southeast of Cleveland. The Harvard Park Property is situated in a highly visible and accessible location along I-271, which provides access east to Cleveland (approximately 18.0 miles) via Route 422 or I-480 and direct access south to Akron (approximately 30.0 miles). The immediate area around the Harvard Park Property is influenced by the proximity to Cuyahoga Community College, the University Hospital Campus and the Eaton Corporation headquarters. Eaton Corporation is a Forbes 500 company that built a new 600,000 sq. ft. campus in 2013, across the street from the Harvard Park Property. The company spent an estimated $170 million and houses 700 employees at the campus. The Harvard Park Property also benefits from a BJ’s Wholesale Club located within 1 mile and a 109-room Courtyard Marriot, which shares an entrance with the Harvard Park Property. Within a five-mile radius of the Harvard Park Property, the population was 188,612  as of 2013 with median household income of $48,311 as of 2012.

Warrensville, Ohio is located in the Southeast Cleveland, Ohio retail market.  As of Q1 2014, the Southeast market contained a total inventory of approximately 5.0 million sq. ft. with a vacancy rate and quoted asking rental rate of 9.7% and $12.39 per sq. ft., respectively.  The Harvard Park Property is 99.0% occupied as of May 19, 2014 with an underwritten base rent of $14.06 per sq. ft.  The in place rents for the three anchors, Value City Furniture, Bed Bath & Beyond and Buy Buy Baby average $10.60 per sq. ft. approximately 11.7% below the appraiser’s concluded market rents of $12.00 per sq. ft. The chart below summarizes five competitive properties within the appraiser’s concluded competitive set excluding properties below 100,000 sq. ft.

Harvard Park Property Competitive Set(1)
Name	Harvard Park Property	Village Square	Rockport Shopping Center	Berea Plaza	Plazas at Great Northern	Tops Plaza

Distance from Subject	NAP	1.3 miles	17.9 miles	19.8 miles	21.8 miles	21.7 miles
City, State	Warrensville Heights, OH	Woodmere, OH	Rocky River, OH	Berea, OH	North Olmsted, OH	North Olmsted, OH
Property Type	Anchored Retail	Anchored Retail	Anchored Retail	Anchored Retail	Regional Mall	Anchored Retail
Year Built	2006, 2009	1960	1992	1994	1986	1973
Total Occupancy	99.0%(2)	100.0%	48.0%	100.0%	98.0%	94.0%
Total Size (Sq. Ft.)	234,029(2)	363,290	304,920	348,480	2,224,174	509,652
Anchor Tenants	Value City Furniture, Bed Bath & Beyond, Buy Buy Baby(2)	TJ Maxx, Whole Foods Market	Giant Eagle, Target	Dollar General	Dillard’s, Macy’s. Sears. Dick’s Sporting Goods, JCPenney, Regal Cinemas	Ollie’s Discount Outlet
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated May 19, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 4/30/2014	U/W	U/W PSF
Base Rent(1)	$2,814,798	$2,757,267	$2,869,680	$2,883,024	$3,065,569	$13.10
Value of Vacant Space	0	0	0	0	251,052	1.07
Gross Potential Rent	$2,814,798	$2,757,267	$2,869,680	$2,883,024	$3,316,620	$14.17
Total Recoveries	1,718,011	1,186,728	1,156,552	1,235,900	1,704,411	7.28
Total Other Income(2)	49,103	55,459	65,662	61,502	103,704	0.44
Less: Vacancy(3)	0	0	0	0	(251,052)	(1.07)
Effective Gross Income	$4,581,912	$3,999,454	$4,091,895	$4,180,426	$4,873,684	$20.83
Total Operating Expenses(4)	2,203,376	1,790,851	1,715,422	1,788,761	2,049,799	8.76
Net Operating Income	$2,378,536	$2,208,603	$2,376,472	$2,391,665	$2,823,885	$12.07
TI/LC	0	0	0	0	112,654	0.48
Capital Expenditures	0	0	0	0	35,104	0.15
Net Cash Flow	$2,378,536	$2,208,603	$2,376,472	$2,391,665	$2,676,126	$11.44

(1)
The increase from T-12 4/30/2014 Base Rent to underwritten Base Rent is primarily due to the T-12 4/30/2014 Base Rent only reflecting three months of revenue from anchor tenant Buy Buy Baby (10.9% of NRA) and not reflecting any revenue from Five Below (5.4% of NRA) which executed its lease in May 2014.

(2)
Total Other Income consists of utility reimbursement from tenants for actual usage and trash removal income. The increase from T-12 4/30/2014 to U/W is due primarily to the newly executed leases signed in the last year representing 17.3% of NRA.

(3)	U/W Vacancy represents 5.0% economic vacancy. The Harvard Park Property is 99.0% physically occupied as of May 19, 2014. The appraiser concluded a vacancy rate of 4.0% for the Harvard Park Property.
(4)	The increase in Total Operating Expenses from T-12 4/30/2014 to underwritten was due to an increase in utilities primarily associated with the Buy Buy Baby and Five Below spaces.

Property Management.    The Harvard Park Property is managed by Schottenstein Property Group, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Harvard Park Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Cash Management Period (as defined below).

All excess cash will remain in the lender controlled account after the application of cash management and held as additional collateral for the Harvard Park Loan during a Cash Management Period, except that funds may be disbursed to pay costs and expenses of re-leasing the Harvard Park Property following a Lease Trigger Period (as defined below).  A “Cash Management Period” will commence (i) upon an event of default under the loan documents due to Borrower’s failure to make any monthly debt service payment on the date due (unless such failure is cured within five days after written notice), (ii) upon a voluntary or collusive bankruptcy action of the borrower or guarantor, or (iii) upon the occurrence of a Lease Trigger Period.

A “Lease Trigger Period” will commence on the date that is the later of (i) 10 days after either Value City or Bed, Bath & Beyond is required to notify the borrower  of its election to exercise any extension or renewal option (unless the applicable tenant has exercised such extension or renewal option) and (ii) 10 business days after the lender makes a written demand for the payment of a lease deposit ($470,000 for Value City and $400,000 for Bed, Bath & Beyond) following Value City’s or Bed Bath and Beyond’s election not to exercise (or failure to exercise) any extension or renewal option. Borrower may deliver a letter of credit in lieu of posting a cash lease deposit.

Initial Reserves.    At closing, the borrower deposited $70,000 into a rent abatement reserve for free rent associated with the Buy Buy Baby lease.

Ongoing Reserves.    The borrower is required to deposit on a monthly basis 1/12 of annual real estate taxes into the tax escrow reserve and 1/12 of annual insurance premiums into the insurance escrow reserve, provided, however, such monthly escrows will be waived so long as the borrower (or tenants at the Harvard Park  Property) provides evidence to lender that they are making tax and/or insurance payments when due. Notwithstanding the foregoing, the borrower will not have the option to pay taxes or insurance premiums directly in the event that the borrower fails to pay its taxes and/or insurance premiums timely (subject to 10 days’ notice and cure with respect to the first four failures) on more than four occasions. Borrower’s obligation to make deposits into the insurance escrow account will be waived so long as (i) no event of default is continuing, (ii) insurance coverage is in place under a blanket policy satisfying all requirements set forth in the loan documents and (iii) Borrower provides evidence of payment of all insurance premiums at least 10 business days prior to the due date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Current Mezzanine Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4025-4103 Richmond Road Warrensville Heights, OH 44122	Collateral Asset Summary – Loan No. 11 Harvard Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,500,000 74.9% 1.48x 9.3%

Harvard Park
4025-4103 Richmond Road
Warrensville Heights, OH 44122
Lake Erie
Bratenahl
South Collinwood
Richmond Heights
Cuyahoga County Airport
Mayfield Village
Highland Heights
Euclid Green
East Cleveland
South Euclid
Gates Mills
Glenville
Forest Hills
Lyndhurst
Hough
Case Western Reserve University
Lakeview Cemetery
University District
University Hospitals
Cleveland Clinic
Mayfield Heights
Cleveland Heights
University Heights
John Carroll University
Fairfax
Buckeye Shaker
Beachwood
Hunting Valley
Woodland Hills
Shaker Heights
Pepper Pike
Mt Pleasant
Highland Hills
Union Miles Park
Corlett
Warrensville Heights
Lee Miles
Cuyahoga Community College-eastern
Orange
Moreland Hills
Thistledown
North Randall
Garfield Heights
Maple Heights
Bedford Heights
Bentleyville
Bedford
Valley View
Oakwood
Walton Hills
Northfield
Cleveland
Lakewood
Euclid
Parma
Brooklyn
Berea
Strongsville
Brunswick
Middleburg Heights
Seven Hills
North Royalton
Broadview Heights
Brecksville
Fairview Park
Wickliffe
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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150 Montgomery Street Savannah, GA 31401	Collateral Asset Summary – Loan No. 12 Springhill Suites Savannah Downtown	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 73.2% 1.68x 11.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Recapitalization
Sponsor:	Chatham Lodging Trust
Borrower:	Chatham Savannah SHS LLC
Original Balance:	$30,000,000
Cut-off Date Balance:	$30,000,000
% by Initial UPB:	2.6%
Interest Rate:	4.6200%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(90), O(5)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$90,145	$24,659
Insurance(2):	$0	Springing
FF&E:	$0	4.0% of prior month's gross revenues
PIP:	$125,000	NAP

Financial Information
Cut-off Date Balance / Room:	$187,500
Balloon Balance / Room:	$171,937
Cut-off Date LTV(3):	73.2%
Balloon LTV:	67.1%
Underwritten NOI DSCR(4):	1.84x
Underwritten NCF DSCR(4):	1.68x
Underwritten NOI Debt Yield:	11.3%
Underwritten NCF Debt Yield:	10.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Savannah, GA
Year Built / Renovated:	2009 / NAP
Total Rooms:	160
Property Management:	Island Hospitality Management III, Inc.
Underwritten NOI:	$3,398,618
Underwritten NCF:	$3,103,769
“As-is” Appraised Value:	$41,000,000
“As-is” Appraisal Date:	June 1, 2014
“As Stabilized” Appraised Value(3):	$43,000,000
“As Stabilized” Appraisal Date:	June 1, 2016

Historical NOI
Most Recent NOI:	$3,356,795 (T-12 May 31, 2014)
2013 NOI:	$3,184,228 (December 31, 2013)
2012 NOI:	$2,884,099 (December 31, 2012)
2011 NOI:	$2,451,612 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	84.5% (May 31, 2014)
2013 Occupancy:	85.2% (December 31, 2013)
2012 Occupancy:	82.4% (December 31, 2012)
2011 Occupancy:	82.1% (December 31, 2011)
(1)
Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.20x until such time that (x) the DSCR is at least 1.20x for two consecutive calendar quarters or (y) the borrower delivers a cash deposit or letter of credit to lender in the amount of $350,000, which will be increased by $350,000 every year so long as the DSCR is below 1.20x, and will be released to the borrower at such time that the DSCR is at least 1.20x for two consecutive calendar quarters.

(2)	The borrower is required to deposit 1/12 of the annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.
(3)
Based on the “As-is” Appraised Value. The Cut-off Date LTV based on the “As Stabilized” Appraised Value (which is based on the property achieving a stabilized occupancy of 80.0% and ADR of $151.30) is 69.8%.

(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.42x and 2.21x, respectively.

TRANSACTION HIGHLIGHTS
▪
Collateral.  Built in 2009, the property is a six-story, 160-room limited service, all suites hotel located in Savannah, Georgia.  The guestrooms include separate living and sleeping areas, bathrooms with an oversized walk-in shower stall and a separate powder room. King suites also include an in-room spa tub.  Each guestroom provides amenities such as a microwave, coffeemaker and mini-refrigerator. The property offers four meeting rooms totaling 2,625 sq. ft., a fitness center and a pool. The coffee shop, located just off the lobby, seats approximately 65 guests and offers a complimentary breakfast buffet to hotel guests.  The property provides parking for 110 cars located on two subterranean levels.

▪
Market.  Savannah is the oldest city in Georgia and was the state’s first capital.  Tourism is the primary industry in the market; leisure attractions nearby include shops and restaurants on River Street, City Market, the birthplace of Juliette Gordon Low (founder of the Girl Scouts), Savannah History Museum and Old Fort Jackson. Another significant demand driver for the property is the Savannah International Trade and Convention Center which is located approximately 3.5 miles north of the property. Among a set of six comparable properties, as of T-12 May 2014, the property achieved occupancy, RevPAR and ADR penetration ratios of 102.1%, 108.8% and 106.5%, respectively.

▪
Franchise Agreement. The borrower executed a franchise agreement with Marriott International, Inc. that expires on December 5, 2033. There is a franchise-required, six-year PIP that will commence in September 2015, with an estimated cost of approximately $125,000, which was escrowed at closing.

▪
Sponsorship.  The sponsor is Chatham Lodging Trust (“Chatham”), a hotel investment company that invests in premium-branded, extended stay and select service hotels.  Chatham currently owns an interest in 77 hotels (totaling 10,686 rooms/suites), of which 25 are wholly-owned (totaling 3,591 rooms/suites), across 15 states and the District of Columbia.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

13351 State Road 535 Orlando, FL 32821	Collateral Asset Summary – Loan No. 13 Holiday Inn Resort Lake Buena Vista	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$29,000,000 58.0% 2.40x 16.4%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor:	Graham Hershman; Julie Dumon; Julie A. Dumon Trust Dated March 24, 2006
Borrower:	PH Lake Buena Vista Hotel Owner, LLC
Original Balance:	$29,000,000
Cut-off Date Balance:	$29,000,000
% by Initial UPB:	2.5%
Interest Rate:	4.5490%
Payment Date:	6th of each month
First Payment Date:	August 6, 2014
Maturity Date:	July 6, 2024
Amortization:	Interest only for first 12 months; 360 months thereafter
Additional Debt:	None

Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$203,224	$20,322
Insurance:	$41,643	$20,822
Seasonality(2):	$0	Springing
PIP:	$1,168,325	$0
FF&E:	$0	1/12 of 4.0% of annual gross revenues

Financial Information
Cut-off Date Balance / Room:	$57,654
Balloon Balance / Room:	$48,038
Cut-off Date LTV:	58.0%
Balloon LTV:	48.3%
Underwritten NOI DSCR(3):	2.68x
Underwritten NCF DSCR(3):	2.40x
Underwritten NOI Debt Yield:	16.4%
Underwritten NCF Debt Yield:	14.7%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Orlando, FL
Year Built / Renovated:	1991 / 2008-2011
Total Rooms:	503
Property Management:	PHRM #1 LLC
Underwritten NOI:	$4,757,862
Underwritten NCF:	$4,262,920
Appraised Value:	$50,000,000
Appraisal Date:	May 1, 2015

Historical NOI
Most Recent NOI:	$4,918,680 (T-12 April 30, 2014)
2013 NOI:	$4,497,878 (December 31, 2013)
2012 NOI:	$3,628,984 (December 31, 2012)
2011 NOI:	$2,611,448 (December 31, 2011)

Historical Occupancy
Current Occupancy:	71.3% (April 30, 2014)
2013 Occupancy:	68.3% (December 31, 2013)
2012 Occupancy:	63.6% (December 31, 2012)
2011 Occupancy:	57.7% (December 31, 2011)
(1)
Cash management will be triggered upon (i) an event of default under the loan or the property management agreement; (ii) a PIP franchise trigger event; (iii) a DSCR of less than 1.45x; (iv) the delivery of notice by the franchisor of any breach or default by borrower under the franchise agreement that, with the passage of time or delivery of notice, could result in the termination of such agreement.

(2)
The borrower will be required to deposit all excess cash flow from the property into the seasonality reserve until the cap of $145,000 is reached. Upon drawing down on the reserve, the borrower will be required to replenish the reserve with monthly deposits equal to the lesser of (i) $29,000 and (ii) excess cash flow, until the seasonality reserve cap is reached.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 3.56x and 3.19x, respectively.

TRANSACTION HIGHLIGHTS
▪
Renovation Planned. Approximately $1.2 million ($2,323 per room) in renovations to the property in conjunction with a renewal of the franchise agreement for 15 years.  Improvements include an enhanced lobby, renovated pool area, technology upgrades, and enhanced curb appeal.

▪
Location. The property is located approximately 11.0 miles west of the Orlando International Airport and within 0.8 miles east of the Walt Disney World Resort Complex. The primary demand generators for the property are the Walt Disney World theme parks (Magic Kingdom, Epcot, Disney’s Hollywood Studios, Disney’s Blizzard Beach Water Park, Disney’s Animal Kingdom Theme Park, and Disney’s Typhoon Lagoon Water Park, among others), Universal Studios, Sea World, and the Orange County Convention Center.

▪
Penetration. As of April 2014, the property outperformed its competitive set, per a market research report, in terms of occupancy, ADR and RevPAR with trailing 12 month penetration rates of 102.7%, 107.6% and 110.5%, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 14 MHP Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,585,000 78.5% 1.31x 9.0%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor:	Kenneth Hunt Bruder; Eliot Bruce Barnett; Norman Leslie Winton; Paul Skyler Liechty
Borrower:	Alegre TKO, LLC
Original Balance:	$28,585,000
Cut-off Date Balance:	$28,585,000
% by Initial UPB:	2.4%
Interest Rate:	5.3681%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2019
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt(1)(2):	$3,760,000 Mezzanine Loan; Future Mezzanine Indebtedness Permitted
Call Protection:	L(24), D(33), O(3)
Lockbox / Cash Management:	Soft / In Place

Reserves
	Initial	Monthly
Taxes:	$144,833	$24,139
Insurance:	$23,534	$7,845
Replacement:	$355,100	$4,771
Required Repairs:	$49,650	NAP
New Home Reserve:	$700,000	NAP

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Pad:	$24,900	$28,175
Balloon Balance / Pad:	$23,870	$27,125
Cut-off Date LTV:	78.5%	88.8%
Balloon LTV:	75.3%	85.5%
Underwritten NOI DSCR(3):	1.34x	1.08x
Underwritten NCF DSCR(3):	1.31x	1.05x
Underwritten NOI Debt Yield:	9.0%	7.9%
Underwritten NCF Debt Yield:	8.8%	7.7%

Property Information
Single Asset / Portfolio:	Portfolio of seven properties
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	Various
Year Built / Renovated:	Various / NAP
Total Pads:	1,148
Property Management:	Granite Management, LLC
Underwritten NOI:	$2,563,258
Underwritten NCF:	$2,505,858
Appraised Value:	$36,415,000
Appraisal Date:	May 12-28, 2014

Historical NOI
Most Recent NOI:	$2,942,038 (T-12 April 30, 2014)
2013 NOI(4):	$2,838,091 (December 31, 2013)
2012 NOI(4):	$2,722,733 (December 31, 2012)

Historical Occupancy
Most Recent Occupancy:	82.1% (April 2, 2014-May 31, 2014)
2013 Occupancy(5):	NAV
2012 Occupancy(5):	NAV
2011 Occupancy(5):	NAV
(1)	The mezzanine loan is coterminous with the mortgage loan and accrues interest at a rate of 12.0000% per annum.
(2)
The mezzanine loan permits up to $2,555,000 of additional funding during the first 36 months of the loan term, provided, among other things, (i) no Cash Sweep Event Period has occurred and is continuing at the time of such request; (ii) the combined DSCR is no less than 1.05x; (iii) no less than 90% of the manufactured homes owned by the borrower have been leased and occupied; and (iv) the New Home Reserve under the senior loan documents has been fully disbursed.  The additional funding under the mezzanine loan will be deposited into a reserve held by the mezzanine lender and disbursed upon the satisfaction of conditions similar to the conditions for the disbursement of the New Home Reserve.

(3)
Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.65x and 1.61x, respectively and 1.27x and 1.24x, respectively, for the total debt.

(4)	The 2013 NOI and the 2012 NOI do not include the Oakwood MHC property for which historical financials were not available.
(5)	Historical Occupancy was unavailable.

TRANSACTION HIGHLIGHTS
▪
Sponsor. The sponsorship is comprised of four individuals; Eliot Bruce Barnett, Kenneth Hunt Bruder, Norman Leslie Winton, and Paul Skyler Liechty, all who have substantial experience in the manufactured home business.  In aggregate the sponsors own 18 properties totaling 2,333 pads and have a have a combined net worth and liquidity of $19.6 million and $1.7 million.

▪
Location. The portfolio is located across three different states in four metropolitan statistical areas.  Five of the seven properties are located in Dallas Fort Worth and Kansas City, KS and two of the seven properties are located in Tulsa, OK and El Paso, TX.  The Dallas Fort Worth market has strong demographics with over 200,000 people within a 5-mile radius from each of the Dallas-Fort Worth metropolitan statistical area assets, and significant demand drivers fueling economic growth in the area. The Dallas-Fort Worth Market currently has an unemployment rate of 6.1%, compared to 6.3% for the state of Texas.  The Kansas City metropolitan statistical area had a 2012 population of 2,064,029, which accounted for 71.4% of the total Kansas population (2,889,867). The 2012 median household income for the Kansas City metropolitan statistical area was $53,761, which was 7.2% higher than the US median household income of $50,157.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

40 Apple Ridge Road Danbury, CT 06810	Collateral Asset Summary – Loan No. 15 Cartus HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 61.0% 1.24x 10.4%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Refinance
Sponsor:	Melvyn J. Powers
Borrower:	Delaware MMP Realty, LLC
Original Balance:	$28,500,000
Cut-off Date Balance:	$28,500,000
% by Initial UPB:	2.4%
Interest Rate:	5.0390%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	240 months
Additional Debt(1):	$3,500,000 Mezzanine Loan
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves
	Initial	Monthly
Taxes(2):	$0	Springing
Insurance(3):	$58,403	Springing
Replacement:	$229,990	$5,406
TI/LC:	$0	$8,000

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$110	$123
Balloon Balance / Sq. Ft.:	$69	$80
Cut-off Date LTV:	61.0%	68.5%
Balloon LTV:	38.5%	44.5%
Underwritten NOI DSCR:	1.31x	1.09x
Underwritten NCF DSCR:	1.24x	1.03x
Underwritten NOI Debt Yield:	10.4%	9.3%
Underwritten NCF Debt Yield:	9.9%	8.8%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Danbury, CT
Year Built / Renovated:	1985 / 2014
Total Sq. Ft.(4):	259,500
Property Management:	MMP Management Company
Underwritten NOI:	$2,975,029
Underwritten NCF:	$2,814,154
Appraised Value:	$46,700,000
Appraisal Date:	March 5, 2014

Historical NOI
Most Recent NOI:	$3,573,341 (December 31, 2013)
2012 NOI:	$3,577,902 (December 31, 2012)
2011 NOI:	$3,600,408 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (August 6, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	The mezzanine loan is coterminous with the mortgage loan and has an interest rate of 12.0000% per annum.
(2)	The monthly tax deposit will be waived as long as (i) no event of default has occurred and (ii) Cartus Corporation is paying taxes when due and provides evidence satisfactory to the lender.
(3)
The monthly insurance deposit will be waived as long as (i) no event of default has occurred and (ii) Cartus Corporation is paying insurance premiums when due and provides evidence satisfactory to the lender.

(4)
Under the terms of the most recent lease extension signed at the property, the landlord will increase the square footage at the property by 7,460 rentable square feet to include additional cafeteria, fitness, and common area space. As outlined in the lease agreement, such additional gross square footage is not included in the property’s rentable square feet, and no incremental rent is being paid by the tenant. As a result, such square footage was excluded from the metrics included throughout the memo. Including the amenity area, the property would feature a total of 266,960 square feet, reflecting a Cut-off Date Balance / Sq. Ft. of $106.76 and $119.87 for the mortgage loan and total debt, respectively.

TRANSACTION HIGHLIGHTS
▪
Property.  The Cartus HQ property consists of a 259,500 square foot, four-story, Class A single tenant, suburban office building located on a 24.09 acre site. The property is located in the city of Danbury, CT. The Cartus HQ property serves as the headquarters of Cartus Corporation, a subsidiary of Realogy (NYSE:RLGY;  S&P: BB- / Moody’s: B2).  Cartus Corporation has executed a 15-year lease renewal which provides two five-year extension options. Cartus Corporation’s lease expires in November 2030, and has a termination option in November 2025. Cartus Corporation’s rent is fixed for the term of the lease.

▪
Market.  The Cartus HQ property is located within the Northern Fairfield submarket of the broader Fairfield County office market, which exhibited a submarket vacancy of 13.7% and average asking rents of $22.71 PSF as of Q4 2013.

▪
Sponsorship.  The sponsor of the borrower is Melvyn J. Powers. Melvyn J. Powers is an experienced sponsor who owns and manages over 4 million square feet of office, medical, industrial and commercial space in greater Connecticut.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4500 South 129th East Avenue Tulsa, OK 74134	Collateral Asset Summary – Loan No. 16 Corporate Woods	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,500,000 69.6% 1.32x 10.4%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Recapitalization
Sponsor:	Robert E. Phillips
Borrower:	Merit Partners, LLC
Original Balance:	$27,500,000
Cut-off Date Balance:	$27,500,000
% by Initial UPB:	2.3%
Interest Rate:	4.8500%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Soft Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$93,000	$15,500
Insurance:	$103,583	$9,417
Replacement:	$0	$11,434
TI/LC(2):	$500,000	$11,434
Required Repairs:	$140,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$50
Balloon Balance / Sq. Ft.:	$41
Cut-off Date LTV:	69.6%
Balloon LTV:	57.0%
Underwritten NOI DSCR:	1.64x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	10.4%
Underwritten NCF Debt Yield:	8.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Tulsa, OK
Year Built / Renovated:	1980-1982 / 2010
Total Sq. Ft.:	549,919
Property Management:	Specialty Real Estate Services, L.L.C.
Underwritten NOI(3):	$2,853,594
Underwritten NCF:	$2,304,744
Appraised Value:	$39,500,000
Appraisal Date:	March 14, 2014

Historical NOI(3)
Most Recent NOI:	$2,287,908 (T-12 March 31, 2014)
2013 NOI:	$1,854,406 (December 31, 2013)
2012 NOI:	$1,548,913 (December 31, 2012)
2011 NOI:	$1,153,741 (December 31, 2011)

Historical Occupancy(4)
Current Occupancy:	91.8% (June 30, 2014)
2013 Occupancy:	90.0% (December 31, 2013)
2012 Occupancy:	78.0% (December 31, 2012)
2011 Occupancy:	66.0% (December 31, 2011)
(1)
Cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager, (iii) a Major Tenant Cash Trap Event or (iv) the failure by the borrowers to maintain a DSCR of at least 1.15x for two consecutive calendar quarters. A “Major Tenant Cash Trap Event” will commence upon the earlier of (a) (i) bankruptcy action by Avis or Navico, (ii) Avis or Navico vacates or “goes dark”, (iii) Avis or Navico have a monetary default with obligations under its lease, (iv) or if Avis or Navico have not given notice to extend 12 months prior to their lease expiration dates.

(2)
The TI/LC Reserve will be $11,434 through August 6, 2015, then increases to $13,721 through August 6, 2017, and increases to $43, 451 for the remainder of the loan term. If the physical occupancy of the property falls below 90.0% during the first 36 months of the Corporate Woods loan term (through August 6, 2017), the TI/LC reserve monthly deposit will be increased to $34,303 through August 6, 2017.

(3)	The increase from Most Recent NOI to Underwritten NOI was mainly due to the execution of six leases in 2013 and 2014 totaling 13.7% of underwritten annual rent.
(4)
The main reason for the increase from 2012 Occupancy to Current Occupancy was due to the execution of six leases in 2013 and 2014 totaling 12.7% of NRA. Additionally the sponsors spent approximately $13.3 million in tenant improvements and leasing commissions to attract new tenants to the Corporate Woods property.

TRANSACTION HIGHLIGHTS
▪
Property Renovation. Since acquisition in 2009, the borrower has invested $6.0 million into a complete renovation of the property. Upgrades at the property included new roofing, new heating and air conditioning systems, interior improvements to the common areas including a full renovation of the central atrium, lighting system retrofits, parking lot repairs and various tenant improvements. Additionally the sponsors spent approximately $13.3 million ($24.19 PSF) in tenant improvements and leasing commissions in order to help lease the property from 66.0% in 2011 to its current occupancy of 91.8%.

▪
Tenancy. The Corporate Woods property is occupied by a mix of local, national and international tenants including Avis Budget Car Rental (“Avis”) (18.7% of NRA rated NR/Ba3/BB- by Fitch/Moody’s/S&P; only regional operations center and executive offices outside of the company’s corporate headquarters), Navico, Inc (“Navico”) (the world’s largest developer, manufacturer and distributor of marine electronics for the recreational market), Verizon Business (3.1% of NRA; rated A-/Baa1/BBB+ by Fitch/Moody’s/S&P )and Southerland Global Services (7.5% of NRA; a business process and technology firm with over 30,000 employees). To date, tenants at the Corporate Woods property have invested approximately $38.6 million ($70.19 PSF) in their respective spaces.

▪
Location. Corporate Woods property is located on the southeast side of Tulsa approximately 12 miles from the Tulsa CBD. The property is located at the interchange of Highway 51 and US-169. Highway 51 is a 10-lane highway that spans all of Oklahoma and provides direct access to downtown Tulsa. US-169 provides access to Tulsa International Airport which is approximately 10 miles from the property.

▪
Local Sponsorship. The sponsor of the Corporate Woods property, Robert E. Phillips, has been involved in real estate for over 25 years and has brokered, redeveloped, and managed over 8.0 million sq. ft. of commercial property located throughout Oklahoma, Missouri, and Arkansas, including large and small shopping centers, high rise office buildings, and large office complexes.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1051 14th Street Denver, CO 80202	Collateral Asset Summary – Loan No. 17 Auraria Student Lofts	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,225,000 74.4% 1.35x 8.6%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor:	Patrick Nelson; Brian Nelson
Borrower:	NB Auraria, DST
Original Balance:	$27,225,000
Cut-off Date Balance:	$27,225,000
% by Initial UPB:	2.3%
Interest Rate:	4.6250%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(1):	Soft / In Place

Reserves
	Initial	Monthly
Taxes:	$32,479	$10,826
Insurance:	$8,000	$2,667
Replacement:	$500,000	$5,475
Condominium Fee Funds:	NAP	1/12 of condominium fees

Financial Information
Cut-off Date Balance / Bed:	$62,158
Balloon Balance / Bed:	$54,568
Cut-off Date LTV:	74.4%
Balloon LTV:	65.3%
Underwritten NOI DSCR(2):	1.39x
Underwritten NCF DSCR(2):	1.35x
Underwritten NOI Debt Yield:	8.6%
Underwritten NCF Debt Yield:	8.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Student Housing
Collateral:	Fee Simple
Location:	Denver, CO
Year Built / Renovated:	1973 / 2013
Total Beds(3):	438
Property Management:	Nelson Brothers Property Management, Inc.
Underwritten NOI(4):	$2,341,671
Underwritten NCF:	$2,275,971
Appraised Value:	$36,600,000
Appraisal Date:	May 16, 2014

Historical NOI:
Most Recent NOI:	$1,928,475 (T-12 March 31, 2014)
2013 NOI:	$1,913,894 (December 31, 2013)
2012 NOI:	$1,494,528 (December 31, 2012)
2011 NOI:	$815,284 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	99.5% (May 23, 2014)
2013 Occupancy:	91.8% (December 31, 2013)
2012 Occupancy:	82.2% (December 31, 2012)
2011 Occupancy:	67.6% (December 31, 2011)
(1)
Cash sweep will be triggered upon (i) an event of default under the loan agreement or property management agreement, (ii) the failure by the borrower to maintain a debt service coverage ratio of at least 1.15x (iii) the borrower not providing evidence of pre-leasing 40% of the property for the following school year by March 6 annually or (iv) the borrower not providing evidence of pre-leasing 80% of the property for the following school year by May 6 annually.

(2)	Based on amortizing debt service payments. Based on the current interest-only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.83x and 1.78x, respectively.
(3)	The Auraria Student Lofts property includes 438 beds in 125 units.
(4)	The increase in Underwritten NOI from most recent NOI was due to underwriting the actual pre-leased rent roll for the 2014/2015 school year.

TRANSACTION HIGHLIGHTS
▪
Location. The Auraria Student Lofts property is located directly adjacent to the Auraria campus in downtown Denver, CO. The Auraria campus is the largest college campus in the state of Colorado, serving a collective student population of approximately 44,000 students, with an additional 4,000 to 5,000 faculty and staff. As of 2012, the Auraria campus had added an average of 12,650 students per decade during its 38 year history, and accounted for 17% of students enrolled in Colorado public higher education.

▪
Asset Quality. The Auraria Student Lofts property represents a high rise student housing development initially delivered for occupancy in 2006. Since 2013 the Auraria Student Lofts property has undergone nearly $2,000,000 in renovations, improvements to the façade, property signage, unit upgrades, lobby renovation and common areas.  The renovation included the addition of a market-leading amenity package, which includes a rooftop pool and lounge area, 2,000 square foot fitness center, on-site laundry facilities and a clubhouse. The property’s amenity package is unmatched by the competitive set.  Each of the property’s units are fully furnished, and feature a full sized kitchen with a full appliance package that includes a range/oven, vent-hood, frost-free refrigerator with icemaker, garbage disposal, and a built-in microwave. The bathrooms within each unit features a combination bathtub/shower, wood cabinets with a laminate counter and built-in sink, a wall-mounted cabinet with a vanity mirror and vinyl tile flooring.

▪
Sponsor. The sponsors, Patrick and Brian Nelson, are principals of Nelson Brothers Professional Real Estate (“NBPRE”) and provide real estate services such as syndication, development, and management of student housing and assisted-living properties. Since 2007, the sponsors have acquired approximately $100 million in assets and raised approximately $60 million in debt through the acquisition of twelve student housing properties, totaling 892 beds, and four assisted living properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1503 North Cedar Crest Road Allentown, PA 18104	Collateral Asset Summary – Loan No.18 1503 North Cedar	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 68.1% 1.48x 10.2%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsor(1):	Emil J. DiIorio
Borrower:	1503 Holdings, L.P.
Original Balance:	$26,000,000
Cut-off Date Balance:	$26,000,000
% by Initial UPB:	2.2%
Interest Rate:	5.4300%
Payment Date:	5th of each month
First Payment Date:	September 5, 2014
Maturity Date:	August 5, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$212,875	$31,767
Insurance(3):	$19,109	Springing
Replacement:	$0	$1,015
TI/LC(4):	$0	$3,383
Coordinated Tenant Work(5):	$4,237,500	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$320
Balloon Balance / Sq. Ft.:	$267
Cut-off Date LTV:	68.1%
Balloon LTV:	56.7%
Underwritten NOI DSCR:	1.51x
Underwritten NCF DSCR:	1.48x
Underwritten NOI Debt Yield:	10.2%
Underwritten NCF Debt Yield:	10.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Medical Office
Collateral:	Fee Simple
Location:	Allentown, PA
Year Built / Renovated:	1975 / 2008, 2009, 2014
Total Sq. Ft.:	81,200
Property Management:	Macada Properties Management LLC
Underwritten NOI:	$2,660,753
Underwritten NCF:	$2,607,973
Appraised Value:	$38,200,000
Appraisal Date:	May 15, 2014

Historical NOI
2013 NOI:	$3,055,297 (December 31, 2013)
2012 NOI:	$2,912,172 (December 31, 2012)
2011 NOI:	$2,269,296 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (August 5, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Prospectus Supplement as CHS Professional, which has a Cut-off Date Balance of $24,300,000.
(2)
Cash management will be triggered upon (i) an event of default, (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.10x, (iii) the occurrence of a “Coordinated Tenant Event” or (iv) the occurrence of a “Coordinated Holding EBITDA Event”. A “Coordinated Tenant Event” will commence if a CHHC (as defined below) related tenant (i) “goes dark”, (ii) is the subject of a bankruptcy action or (iii) is in material or monetary default under its lease. A “Coordinated Holding EBITDA Event” will commence upon the EBITDA of CHHC being less than $15,000,000 for (i) the immediately preceding calendar year of Coordinated Holding based on the relevant information reported in its annual financial statements or (ii) the immediately preceding twelve (12) month period based on the relevant information reported in its quarterly financial statements.

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance account if an acceptable blanket insurance policy is no longer in place.
(4)	The TI/LC reserve is subject to a cap of $162,400.
(5)
The tenant is currently in the process of completing an approximately $4.7 million renovation program on a 10,000 sq. ft. section of the building. This renovation will include construction of an acute rehab center as well as completion of various capital projects including addition of a CT Scan room and a new reception area, relocation of existing treatment rooms, the build-out of a pain management suite and completion of a new patient waiting room and staff lounge. The tenant has recently begun its work and has indicated a completion date of December 2014. In lieu of a holdback, the borrower provided a letter of credit in the amount of $4,237,500.

TRANSACTION HIGHLIGHTS
▪
Tenancy. The 1503 North Cedar property is 100.0% leased to CH Hospital of Allentown LLC an affiliate of Coordinated Health Holding Company (“CHHC”) under a NNN lease that expires in May 2034.  CHHC is a for-profit, privately held, physician-owned, specialized hospital network delivering an accessible, affordable and fully integrated continuum of care in Eastern PA and Western NJ. Headquartered in Allentown, PA, CHHC’s predecessor organization was founded in 1988 by Dr. Emil J. DiIorio.  CHHC provides healthcare services in the areas of orthopedic surgery, sports and industrial injury rehabilitation, occupational medicine, podiatry, cardiology, gynecology, women’s health, chiropractic medicine, physical medicine, general medicine, plastic surgery, rheumatology, and radiology. CHHC has experienced rapid growth in both revenue and profit over the last 5 years.  Net revenue at the company has grown from approximately $91.1 million in 2009 to $184.8 million in 2013.  EBITDA increased from a level of $8.9 million in 2009 to $25.2 million in 2013. CHHC is one of the Lehigh Valley’s major healthcare providers with approximately 1,200 employees and more than 11,000 patients per week.

▪
Sponsor. The sponsor, Dr. Emil J. DiIorio is the founder, CEO, and 70.5% owner of CHHC.  He is a Board Certified Orthopedic Surgeon and Fellow of the American College of Sports Medicine, specializing in sports medicine.  In addition to providing leadership, strategic, and management guidance to CHHC and its employees, Dr. DiIorio serves as the medical director for a number of Lehigh Valley area employers, including Lehigh University, where he serves as the Orthopedic Team Physician.  He previously established Orthopedic & Sports Medicine Lehigh Valley, the predecessor of CHHC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2300 North Haggerty Road West Bloomfield, MI 48323	Collateral Asset Summary – Loan No. 19 Lakes Professional Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$26,000,000 71.3% 1.54x 10.1%

Mortgage Loan Information
Loan Seller:	CCRE
Loan Purpose:	Refinance
Sponsor(1):	MIU Holdings, L.L.C.; Mitchell B. Hollander
Borrower:	Lakes Professional Building, L.L.C.
Original Balance:	$26,000,000
Cut-off Date Balance:	$26,000,000
% by Initial UPB:	2.2%
Interest Rate:	4.5500%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management(2):	Soft Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$0	$37,383
Insurance:	$5,463	$2,732
Replacement:	$0	$2,257
TI/LC(3):	$0	$11,287
Immediate Repairs(4):	$45,925	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$192
Balloon Balance / Sq. Ft.:	$155
Cut-off Date LTV:	71.3%
Balloon LTV:	57.8%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.54x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.4%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Medical Office
Collateral:	Fee Simple
Location:	West Bloomfield, MI
Year Built / Renovated:	2004 / NAP
Total Sq. Ft.:	135,444
Property Management:	Real Estate Consultants Inc.
Underwritten NOI(5):	$2,622,069
Underwritten NCF:	$2,447,346
Appraised Value:	$36,450,000
Appraisal Date:	May 29, 2014

Historical NOI
Most Recent NOI:	$2,863,111 (T-12 April 30, 2014)
2013 NOI:	$2,901,182 (December 31, 2013)
2012 NOI:	$2,833,563 (December 31, 2012)
2011 NOI:	$2,728,008 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	96.2% (August 1, 2014)
2013 Occupancy:	96.2% (December 31, 2013)
2012 Occupancy:	96.2% (December 31, 2012)
2011 Occupancy:	95.8% (December 31, 2011)
(1)	The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Prospectus Supplement as Saint Clair Shores Medical Building, which has a Cut-off Date Balance of $7,200,000.
(2)
A hard lockbox will be required if the borrower fails to timely make two payments of the monthly debt service amount. Cash management will be triggered upon (i) any event of default, (ii) a bankruptcy action of borrower, principal, guarantor or manager, (iii) failure of the borrower to maintain a DSCR of at least 1.20x at the end of two consecutive calendar quarters or (iv) July 6, 2018, unless prior to such date the borrower delivers an acceptable replacement lease for the West Bloomfield Surgery Center.

(3)
Monthly TI/LC reserve deposits will be capped at an aggregate amount of $500,000 so long as occupancy is at least 88.0%. Additionally, all excess cash will be deposited into the TI/LC reserve account upon July 6, 2018 until the earlier of (i) the date the borrower delivers an acceptable replacement lease for the West Bloomfield Surgery Center (ii) July 6, 2019.

(4)	The borrower deposited $45,925 into an immediate repairs reserve, which represents 110% of the engineer’s estimate. Immediate repairs include parking lot repair and signage.
(5)	The decrease from Most Recent NOI to Underwritten NOI is primarily the result of an underwritten economic vacancy of 8.0%. As of August 1, 2014, the property is 96.2% occupied.

TRANSACTION HIGHLIGHTS
▪
Property.  The Lakes Professional Building property is a 135,444 sq. ft. medical office building located in West Bloomfield, MI. Constructed in 2004 by the borrower, the property is 96.2% leased to 25 tenants, all of which are affiliated with the borrower (split between 23 different ownership groups). The largest tenant, Shores III, Professional Bldg, LLC, which represents 30,962 sq. ft. and 22.9% of NRA subleases 20,739 sq. ft. to West Bloomfield Surgery Center, approximately 5,388 sq. ft. to Trinity Health Imaging and 4,835 sq. ft. to the Michigan Institute of Urology.

▪
Location.  The building is within close proximity to several large hospitals including Henry Ford West Bloomfield Hospital (2.8 miles), Huron Valley-Sinai Hospital (5.6 miles) and Providence Park Hospital (10.5 miles).

▪	Demographics. The 2013 population and median household income within a 3.0 mile radius of the Lakes Professional Building property is 58,703 and $72,333, respectively.

▪	Historical Occupancy. Since 2006, the property has maintained an occupancy level above 95.0%.

▪
Diverse Tenancy. The Lakes Professional Building property offers a wide range of services, including pediatric care, internal medicine, gastroenterology, urgent care, dental and oral surgery, OB/GYN, podiatry, cardiovascular care, sports medicine and oncology.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2300-2310 Highland Avenue Bethlehem, PA 18020	Collateral Asset Summary – Loan No. 20 CHS Professional	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,300,000 64.3% 1.62x 11.2%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsor(1):	Emil J. DiIorio
Borrower:	CHS Professional Properties-LVIP, L.P.
Original Balance:	$24,300,000
Cut-off Date Balance:	$24,300,000
% by Initial UPB:	2.1%
Interest Rate:	5.4300%
Payment Date:	5th of each month
First Payment Date:	September 5, 2014
Maturity Date:	August 5, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(93), O(3)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$272,418	$40,288
Insurance(3):	$22,683	Springing
Replacement:	$0	$1,526
TI/LC(4):	$0	$4,016
Required Repairs:	$1,250	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$252
Balloon Balance / Sq. Ft.:	$210
Cut-off Date LTV:	64.3%
Balloon LTV:	53.6%
Underwritten NOI DSCR:	1.66x
Underwritten NCF DSCR:	1.62x
Underwritten NOI Debt Yield:	11.2%
Underwritten NCF Debt Yield:	11.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Medical Office
Collateral:	Fee Simple
Location:	Bethlehem, PA
Year Built / Renovated:	1998 / 2005, 2006, 2013
Total Sq. Ft.:	96,385
Property Management:	Macada Properties Management LLC
Underwritten NOI:	$2,727,430
Underwritten NCF:	$2,660,924
Appraised Value:	$37,800,000
Appraisal Date:	May 15, 2014

Historical NOI
2013 NOI:	$2,863,416 (December 31, 2013)
2012 NOI:	$2,454,989 (December 31, 2012)
2011 NOI:	$1,937,913 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	100.0% (July 15, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)	The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Prospectus Supplement as 1503 North Cedar, which has a Cut-off Date Balance of $26,000,000.
(2)
Cash management will be triggered upon (i) an event of default, (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.10x, (iii) the occurrence of a “Coordinated Tenant Event” or (iv) the occurrence of a "Coordinated Holding EBITDA Event”. A “Coordinated Tenant Event” will commence if a CHHC (as defined below) related tenant (i) “goes dark”, (ii) is the subject of a bankruptcy action or (iii) is in material or monetary default under its lease. A “Coordinated Holding EBITDA Event” will commence upon the EBITDA of CHHC being less than $15,000,000 for (i) the immediately preceding calendar year of Coordinated Holding based on the relevant information reported in its annual financial statements or (ii) the immediately preceding twelve (12) month period based on the relevant information reported in its quarterly financial statements.

(3)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance account if an acceptable blanket insurance policy is no longer in place.
(4)	The TI/LC reserve is subject to a cap of $192,770.

TRANSACTION HIGHLIGHTS
▪
Tenancy. The CHS Professional property is 100.0% leased to CH Hospital of Allentown LLC and CHS Orthopedic Hospital LLC, both affiliates of Coordinated Health Holding Company (“CHHC”) under NNN leases that expire in May 2034.  CHHC is a for-profit, privately held, physician-owned, specialized hospital network delivering an accessible, affordable and fully integrated continuum of care in Eastern PA and Western NJ. Headquartered in Allentown, PA, CHHC’s predecessor organization was founded in 1988 by Dr. Emil J. DiIorio.  CHHC provides healthcare services in the areas of orthopedic surgery, sports and industrial injury rehabilitation, occupational medicine, podiatry, cardiology, gynecology, women’s health, chiropractic medicine, physical medicine, general medicine, plastic surgery, rheumatology, and radiology. CHHC has experienced rapid growth in both revenue and profit over the last 5 years.  Net revenue at the company has grown from approximately $91.1 million in 2009 to $184.8 million in 2013.  EBITDA increased from a level of $8.9 million in 2009 to $25.2 million in 2013. CHHC is one of the Lehigh Valley’s major healthcare providers with approximately 1,200 employees and more than 11,000 patients per week.

▪
Sponsor. The sponsor, Dr. Emil J. DiIorio is the founder, CEO, and 70.5% owner of CHHC.  He is a Board Certified Orthopedic Surgeon and Fellow of the American College of Sports Medicine, specializing in sports medicine.  In addition to providing leadership, strategic, and management guidance to CHHC and its employees, Dr. DiIorio serves as the medical director for a number of Lehigh Valley area employers, including Lehigh University, where he serves as the Orthopedic Team Physician.  He previously established Orthopedic & Sports Medicine Lehigh Valley, the predecessor of CHHC.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12550 Eagles Nest Road Berlin, MD 21811	Collateral Asset Summary – Loan No. 21 Castaways	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,650,000 60.9% 1.75x 10.8%

Mortgage Loan Information
Loan Seller:	LCF
Loan Purpose:	Acquisition
Sponsor:	Sun Communities Operating Limited Partnership
Borrower:	SUN TRS CASTAWAYS LLC
Original Balance:	$22,650,000
Cut-off Date Balance:	$22,650,000
% by Initial UPB:	1.9%
Interest Rate:	4.5690%
Payment Date:	6th of each month
First Payment Date:	September 6, 2014
Maturity Date:	August 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$34,123	$11,374
Insurance(2):	$0	Springing
Replacement(3):	$0	Springing
Seasonality(4):	$0	Springing

Financial Information
Cut-off Date Balance / Pad:	$61,382
Balloon Balance / Pad:	$49,749
Cut-off Date LTV:	60.9%
Balloon LTV:	49.3%
Underwritten NOI DSCR:	1.76x
Underwritten NCF DSCR:	1.75x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	10.7%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	Berlin, MD
Year Built / Renovated:	2008 / NAP
Total Pads:	369
Property Management:	Self-Managed
Underwritten NOI:	$2,450,340
Underwritten NCF:	$2,431,890
Appraised Value:	$37,200,000
Appraisal Date:	June 16, 2014

Historical NOI
2013 NOI:	$2,711,443 (December 31, 2013)
2012 NOI:	$2,386,532 (December 31, 2012)
2011 NOI:	$1,819,008 (December 31, 2011)

Historical Occupancy(5)
2013 Occupancy:	49.9% (December 31, 2013)
2012 Occupancy:	48.5% (December 31, 2012)
2011 Occupancy:	43.3% (December 31, 2011)
(1)	The sponsor is also the sponsor under the mortgage loan identified on Annex A-1 to the Prospectus Supplement as Jellystone of Birchwood Acres, which has a Cut-off Date Balance of $4,200,000.
(2)
Cash management will be triggered upon (i) an event of default under the loan documents or the property management agreement; (ii) a DSCR of less than 1.25x or (iii) Sun Communities becoming insolvent or a debtor in any bankruptcy action.

(3)	If an acceptable blanket insurance policy is no longer in place, the borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance account.
(4)
If at any time during the term (i) Sun Partnership is not the guarantor or (ii) Sun Partnership fails to satisfy the net worth requirement, the borrower will be required to deposit $1,537.50 into the capital expenditure fund.

(5)
If at any time during the term of the loan (i) Sun Partnership is not the guarantor; (ii) Sun Partnership fails to satisfy the net worth requirement or (iii) the seasonality reserve letter of credit has not been delivered to the lender, the borrower will be required to deposit on each monthly payment date, other than during the months of September through April, 1/4 of the amount applicable to the seasonality shortfall.

(6)	Historical Occupancy is calculated on a seasonal basis.

TRANSACTION HIGHLIGHTS
▪
Property Condition and Amenities.  The Castaways property is a waterfront RV resort located on Sinepuxent Bay across from Assateague Island and Ocean City, MD.  The property contains 326 RV camping sites, 28 rental cottages, eight (8) RV rental sites and seven (7) tent sites. The Castaways property was developed as a seasonal campground and family resort that is improved with a two-story welcome center building that contains a guest reception area in the front and administrative offices to the rear. The second floor contains the general manager’s office, a meeting room, and several smaller offices. The resort center great lodge includes a convenience store, a snack shack, a commercial kitchen, and a separate dine-in cafe. There are four bathhouses onsite that each include showers, changing areas, laundry facilities and restrooms.  There is a small tiki bar located on the beach area that is a wood framed building that contains a small bar area with limited seating.

▪
Location.  The Castaways property is located just outside Ocean City, the primary beach destination in Maryland and approximately 100 miles from Baltimore.  Eagles Nest golf course is conveniently located adjacent to the property.  Primary access to the area is provided by US Route 50, which runs in an east-west direction and US Route 13, which runs in a north-south direction, and connects the property to Baltimore to the northwest and Newark/Philadelphia metro area to the north.

▪
Sponsor.  The sponsor, Sun Communities Operating Limited Partnership (“Sun”), is a fully integrated real estate company which, together with their affiliates and predecessors, has been in the business of acquiring, operating, developing and expanding manufactured housing ("MH") and recreational vehicle ("RV") communities since 1975. Sun leases individual parcels of land (“sites”) with utility access for the placement of manufactured homes and RVs. The company owns, operates, and develops MH and RV communities located throughout the United States. Sun, as of June 2014, owned and operated a portfolio of 193 properties located in 27 states, including 149 MH communities, 32 RV communities, and 12 properties containing both MH and RV sites.  Additionally, in June 2014, the properties contained an aggregate 54,300 developed manufactured home sites, 9,000 annual RV sites (inclusive of both annual and seasonal usage rights) and 8,700 transient RV sites.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, CastleOak Securities, L.P., Citigroup Global Markets Inc. and KeyBanc Capital Markets Inc. (the “Underwriters”) is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time. The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the COMM 2014-CCRE19 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the "Offering Document"). The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document. The Information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document. The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the depositor undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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 Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.